AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2003

                                                      File No. 333-00641
                                                      File No. 811-07527
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933          /X/
                         POST-EFFECTIVE AMENDMENT NO. 32

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940      /X/
                                AMENDMENT NO. 33

                                  TURNER FUNDS

               (Exact Name of Registrant as Specified in Charter)
                          c/o The CT Corporation System
                               101 Federal Street
                           Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 251-0268

                     (Name and Address of Agent for Service)

                                   JOHN GRADY
                        TURNER INVESTMENT PARTNERS, INC.
                          1205 WESTLAKES DR., SUITE 100
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

                            MONICA L. PARRY, ESQUIRE
                           MORGAN, LEWIS & BOCKIUS LLP
                           1111 PENNSYLVANIA AVE.,N.W.
                              WASHINGTON, D.C. 2004

      TITLE OF SECURITIES BEING REGISTERED...UNITS OF BENEFICIAL INTEREST.
--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):
_ _  immediately upon filing pursuant to paragraph (b)
_ _  on[date] pursuant to paragraph (a) of Rule 485
_X_  on January 31, 2003 pursuant to paragraph (b) (1) of Rule 485
- -  60 days after filing pursuant to paragraph (a) of Rule 485

--------------------------------------------------------------------------------

[TURNER LOGO]                                                         PROSPECTUS


                                                                JANUARY 31, 2003


Growth Funds
--------------------------------------------------------------------------------
Turner Disciplined Large Cap Growth Fund
Turner Large Cap Growth Opportunities Fund
Turner Midcap Growth Fund
Turner Small Cap Growth Fund
Turner Micro Cap Growth Fund

Value Funds
--------------------------------------------------------------------------------
Turner Large Cap Value Fund
Turner Core Value Fund
Turner Small Cap Value Fund
Turner Small Cap Value Opportunities Fund

Core Funds
--------------------------------------------------------------------------------
Turner Small Cap Equity Fund


Sector/Specialty Funds
--------------------------------------------------------------------------------
Turner Technology Fund
Turner Concentrated Growth Fund
Turner New Enterprise Fund
Turner Financial Services Fund
Turner Healthcare & Biotechnology Fund
Turner Tax Managed U.S. Equity Fund

Fixed Income Funds
--------------------------------------------------------------------------------
Turner Core Fixed Income Fund
Turner Total Return Fixed Income Fund
Turner High Yield Fund
Turner Ultra Short Duration Fixed Income Fund
Turner Short Duration Fixed Income Fund

                              INVESTMENT ADVISERS:

                        Turner Investment Partners, Inc.

                        Turner Investment Management, LLC
         (Small Cap Value Opportunities and Small Cap Equity Funds only)

                             INVESTMENT SUB-ADVISER:

                         Clover Capital Management, Inc.
          (Large Cap Value, Core Value and Small Cap Value Funds and
                          Core Fixed Income Fund only)

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

ABOUT THIS PROSPECTUS


Turner Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:

2 Turner Disciplined Large Cap Growth Fund

4 Turner Large Cap Growth Opportunities Fund

6 Turner Midcap Growth Fund

8 Turner Small Cap Growth Fund

10 Turner Micro Cap Growth Fund

12 Turner Large Cap Value Fund


14 Turner CORE Value Fund


16 Turner Small Cap Value Fund

18 Turner Small Cap Value Opportunities Fund

20 Turner Small Cap Equity Fund

22 Turner Technology Fund

24 Turner Concentrated Growth Fund


26 Turner New Enterprise Fund

28 Turner Financial Services Fund

30 Turner Healthcare & Biotechnology Fund

32 Turner Tax Managed U.S. Equity Fund

36 Turner Core Fixed Income Fund

38 Turner Total Return Fixed Income Fund

40 Turner High Yield Fund

42 Turner Ultra Short Duration Fixed Income Fund

44 Turner Short Duration Fixed Income Fund

46 Investments and Portfolio Management

49 Purchasing, Selling and Exchanging Turner Funds

55 Dividends, Distributions and Taxes

57 Financial Highlights

      To obtain more information about Turner Funds, please refer to the BACK COVER of the Prospectus.

                                                                    PROSPECTUS 1

                                                                    INTRODUCTION

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. Turner Investment Management, LLC ("TIM"), AN AFFILIATE OF TURNER INVESTMENT PARTNERS, INC., serves as the investment adviser for the Small Cap Equity and Small Cap Value Opportunities Funds, and Turner Investment Partners, Inc. ("Turner") serves as the investment adviser for each other Fund. Clover Capital Management, Inc. ("Clover") serves as the sub-adviser for the Large Cap Value Fund, CORE Value Fund, Small Cap Value Fund and Core Fixed Income Fund. Each of TIM, Turner and Clover (AN "ADVISER") INVESTS Fund assets in a way that it believes will help the Funds achieve their objective. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. AN ADVISER'S judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job AN ADVISER DOES, you could lose money on your investment in the Funds. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.


The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

INITIAL PUBLIC OFFERINGS


Certain of the Funds have participated in the past and expect to participate in the future in initial public offerings ("IPOS"). Some successful IPOs have had a significant impact on the Funds' performance, especially on those Funds that have lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that the Funds will continue to have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

2 PROSPECTUS

TURNER DISCIPLINED LARGE CAP GROWTH FUND (FORMERLY TURNER SELECT GROWTH EQUITY
FUND)

FUND SUMMARY

TICKER SYMBOL -- TSGEX

CUSIP -- 87252R839

FUND NUMBER -- 1245

INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation

INVESTMENT FOCUS -- Very large capitalization U.S. common stocks

SHARE PRICE VOLATILITY -- Medium to high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization
                                 U.S. companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner Disciplined Large Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to SHAREHOLDERS. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (the "Growth Index"), the Fund's current benchmark. The Fund may also purchase securities of smaller companies that offer growth potential. It is not expected that the Fund will own a substantial amount of securities that pay dividends.


The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of THESE COMPANIES' securities MAY decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, because it focuses only on U.S. growth companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and with a different focus. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)


2001          -23.49%
2002          -31.61%


(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 14, 2000.


         BEST QUARTER            WORST QUARTER
            15.74%                  -22.64%
         (12/31/2001)            (03/31/2001)

                                                                    PROSPECTUS 3

                                        TURNER DISCIPLINED LARGE CAP GROWTH FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell Top 200 Growth Index and the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                       1 YEAR    (6/14/00)
--------------------------------------------------------------------------------
Turner Disciplined Large Cap Growth Fund -
  Class I Shares
  Before taxes on distributions                        -31.61%      -32.20%
  After taxes on distributions                         -31.61%      -32.20%
  After taxes on distributions and sale of shares      -19.41%      -23.99%

Russell Top 200 Growth Index(1)                        -27.98%      -29.23%(3)

Russell 1000 Growth Index(2)                           -27.88%      -28.84%(3)
--------------------------------------------------------------------------------


(1)   THE RUSSELL TOP 200 GROWTH INDEX IS A WIDELY-RECOGNIZED,
      CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 200 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.


(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.


(3)   THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 2000.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                           CLASS I SHARES
Investment Advisory Fees                       0.60%
Distribution (12b-1) Fees                      None
Total Other Expenses                           0.30%
                                               ----
   Shareholder Servicing Fees                  None
TOTAL ANNUAL FUND OPERATING EXPENSES           0.90%(1)


(1) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I SHARES FROM EXCEEDING 0.75%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCED THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:

      NET TOTAL OPERATING EXPENSES      TURNER DISCIPLINED LARGE CAP GROWTH FUND - CLASS I SHARES         0.65%



--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                             1 YEAR   3 YEARS   5 YEARS    10 YEARS
Turner Disciplined Large Cap Growth Fund      $ 92      $287      $498      $1,108

   - Class I Shares


4 PROSPECTUS

TURNER LARGE CAP GROWTH OPPORTUNITIES FUND

Fund Summary

TICKER SYMBOL -- TLCGX

CUSIP -- 900297870

FUND NUMBER -- 1314

INVESTMENT OBJECTIVE -- Seeks capital appreciation

INVESTMENT FOCUS-- Very large capitalization U.S. common stocks

SHARE PRICE VOLATILITY -- Medium to High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization
                                 U.S. companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner Large Cap Growth Opportunities Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (THE "GROWTH INDEX"). The Fund may also purchase securities of other mid- to large-capitalization companies that Turner believes offer growth potential. IT IS NOT EXPECTED THAT THE FUND WILL OWN A SUBSTANTIAL AMOUNT OF SECURITIES THAT PAY DIVIDENDS.


The Fund invests in securities of companies in a variety of economic sectors, and generally will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial). It also will not invest more than 25% in any one industry or group of industries. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of THESE COMPANIES' securities MAY decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. In addition, Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.


Because the Fund focuses only on U.S. growth companies, it may hold fewer stocks in larger percentage amounts than funds that invest in a broader range of companies or have a less focused investment approach. The amount of exposure that the Fund has to this specific segment may have a large impact on its performance. By investing in different industry sectors, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector is out of favor, the other sectors will offer a counterbalancing influence.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to the risk that a single adverse economic or regulatory occurrence affecting one or more of these issuers would affect the Fund's performance. The Fund may, therefore, experience increased volatility.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)

1998          45.22%

1999          55.71%

2000         -24.12%

2001         -27.49%

2002         -32.55%


(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. FROM ITS INCEPTION ON JANUARY 31, 1997 UNTIL JUNE 8, 2000, THE FUND OPERATED AS THE TURNER LARGE CAP GROWTH EQUITY FUND, A PORTFOLIO OF THE TIP FUNDS (NOW, THE "TURNER FUNDS"). ON JUNE 9, 2000, THE TURNER LARGE CAP GROWTH EQUITY FUND BECAME THE MERCURY SELECT GROWTH FUND, WHICH WAS ADVISED BY FUND ASSET MANAGEMENT, L.P., AN AFFILIATE OF MERRILL LYNCH & CO., INC., WHILE TURNER CONTINUED TO PROVIDE DAY-TO-DAY INVESTMENT MANAGEMENT SERVICES TO THE FUND. ON AUGUST 19, 2002, THE MERCURY SELECT GROWTH FUND CONVERTED OVER TO THE TURNER LARGE CAP GROWTH OPPORTUNITIES FUND.






         BEST QUARTER            WORST QUARTER
            41.30%                  -27.31%
         (12/31/1999)            (12/31/2000)

                                                                    PROSPECTUS 5


                                      TURNER LARGE CAP GROWTH OPPORTUNITIES FUND

This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell Top 200 Growth Index and the S&P 500 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

-----------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                                       1 YEAR       5 YEARS     (01/31/97)
-----------------------------------------------------------------------------------------------
Turner Large Cap Growth Opportunities Fund
  Before taxes on distributions                        -32.55%       -3.45%         1.30%
  After taxes on distributions                         -32.55%       -5.91%        -1.44%
  After taxes on distributions and sale of shares      -19.99%       -2.88%         0.65%

Russell Top 200 Growth Index(1)                        -27.98%       -4.05%         0.11%(3)

S&P 500 Index(2)                                       -22.10%       -0.58%         3.40%(3)
-----------------------------------------------------------------------------------------------


(1)   THE RUSSELL TOP 200 GROWTH INDEX IS A WIDELY-RECOGNIZED,
      CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 200 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 COMPANIES OPERATING ACROSS A BROAD SPECTRUM OF THE U.S. ECONOMY, AND ITS PERFORMANCE IS WIDELY CONSIDERED REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(3)   THE CALCULATION DATE FOR THE INDICES IS JANUARY 31, 1997.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                            CLASS I SHARES

Investment Advisory Fees                        0.75%
Distribution (12b-1) Fees                       None
Total Other Expenses(1)                         0.65%
                                                ----
   Shareholder Servicing Fee                    None
TOTAL ANNUAL FUND OPERATING EXPENSES            1.40%

FEE WAIVERS AND EXPENSE REIMBURSEMENTS         (0.15)%
                                                ----
NET TOTAL OPERATING EXPENSES                    1.25%(2)



(1)   OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT CURRENT FEES.



(2) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2004. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2004. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCED THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                1 YEAR  3 YEARS  5 YEARS   10 YEARS
Turner Large Cap Growth Opportunities Fund - Class I Shares      $127     $428     $752     $1,667

--------------------------------------------------------------------------------------------------

6 PROSPECTUS

TURNER MIDCAP GROWTH FUND

Fund Summary

TICKER SYMBOL -- TMGFX - Class I

TICKER SYMBOL -- TMIIX - Class II

CUSIP -- 900297409 - Class I / 900297706 - Class II

FUND NUMBER -- 899 - Class I / 1253 - Class II

INVESTMENT OBJECTIVE -- Seeks capital appreciation

INVESTMENT FOCUS -- U.S. midcap common stocks

SHARE PRICE VOLATILITY -- High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify medium capitalization U.S.
                                 companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Midcap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)

1997          40.56%

1998          26.52%

1999         125.45%

2000          -8.00%

2001         -28.38%

2002         -32.86%


(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS I SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1996.

         BEST QUARTER            WORST QUARTER
            54.63%                  -32.32%
         (12/31/1999)             (09/30/01)

                                                                    PROSPECTUS 7

                                                       TURNER MIDCAP GROWTH FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                   1 YEAR           5 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------------
Turner Midcap Growth
  Fund - Class I Shares
  Before taxes on distributions    -32.86%           4.76%          10.18%(2)
  After taxes on distributions     -32.86%           3.40%           8.70%(2)
  After taxes on distributions
   and sale of shares              -20.18%           3.67%           8.13%(2)
Russell Midcap Growth Index(1)     -27.41%          -1.82%           2.49%(3)
TURNER MIDCAP GROWTH FUND
- CLASS II SHARES                  -33.14%            N/A          -12.40(4)
RUSSELL MIDCAP GROWTH INDEX(1)     -27.41%            N/A           -6.26(5)
--------------------------------------------------------------------------------


(1) THE RUSSELL MIDCAP GROWTH INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1,000 LARGEST COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

(2)   THE INCEPTION DATE FOR CLASS I SHARES IS OCTOBER 1, 1996.


(3) THE CALCULATION DATE FOR THE INDEX WITH REGARD TO CLASS I SHARES IS OCTOBER 31, 1996.


(4)   THE INCEPTION DATE FOR CLASS II SHARES IS SEPTEMBER 24, 2001.

(5) THE CALCULATION DATE FOR THE INDEX WITH REGARD TO CLASS II SHARES IS SEPTEMBER 30, 2001.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                            CLASS I SHARES       CLASS II SHARES

Investment Advisory Fees                        0.75%                 0.75%
Distribution (12b-1) Fees                       None                  0.25%
Total Other Expenses                            0.41%                 0.66%
                                                ----                  ----
   Shareholder Servicing Fee           None                  0.25%(1)
TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%(2)              1.66%(2)


(1) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.


(2) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE ADVISORY FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES", OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 1.25% AND 1.75%, RESPECTIVELY. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:

      NET TOTAL OPERATING EXPENSES TURNER MIDCAP GROWTH FUND - CLASS I SHARES   1.05%
      NET TOTAL OPERATING EXPENSES TURNER MIDCAP GROWTH FUND - CLASS II SHARES  1.55%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                1 YEAR   3 YEARS   5 YEARS    10 YEARS
Turner Midcap Growth Fund - Class I Shares       $118      $368      $638      $1,409

Turner Midcap Growth Fund - Class II Shares      $169      $523      $902      $1,965
--------------------------------------------------------------------------------------


THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

8 PROSPECTUS

TURNER SMALL CAP GROWTH FUND (CLOSED TO NEW INVESTORS)

Fund Summary

TICKER SYMBOL -- TSCEX

CUSIP -- 900297300

FUND NUMBER -- 897

INVESTMENT OBJECTIVE -- Seeks capital appreciation

INVESTMENT FOCUS -- U.S. small cap common stocks

SHARE PRICE VOLATILITY -- High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small capitalization companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing with a focus on small capitalization companies
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Small Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index ("2000 Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stock prices may be more volatile than those of larger companies.

The Fund is subject to the risk that small capitalization growth stocks may underperform other segments of the equity market, or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)

1995     68.16%

1996     28.85%

1997     14.75%

1998     8.53%

1999     85.04%

2000    -14.38%

2001    -18.84%

2002    -33.03%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 7, 1994.


         BEST QUARTER            WORST QUARTER
            44.57%                  -28.67%
         (12/31/1999)            (09/30/2001)

                                                                    PROSPECTUS 9

                                                    TURNER SMALL CAP GROWTH FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                        1 YEAR       5 YEARS     (2/7/94)
--------------------------------------------------------------------------------
Turner Small Cap Growth
  Fund - Class I Shares
  Before taxes on  DISTRIBUTIONS        -33.03%       -1.35%        11.10%
  After taxes on distributions          -33.03%       -4.57%         8.62%
  After taxes on distributions
   and sale of shares                   -20.28%       -1.34%         9.06%

Russell 2000 Growth Index(1)            -30.26%       -6.59%         1.27%(2)
--------------------------------------------------------------------------------


(1)   THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED,
      CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

(2)   THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1994.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                  CLASS I SHARES

Investment Advisory Fees                                              1.00%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.40%
                                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.40%(1)

(1) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FROM EXCEEDING 1.25%, AS NOTED BELOW. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:


      NET TOTAL OPERATING EXPENSES TURNER SMALL CAP GROWTH FUND - CLASS I SHARES      1.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                 1 YEAR  3 YEARS  5 YEARS   10 YEARS
Turner Small Cap Growth Fund - Class I Shares     $143     $443     $766     $1,680
------------------------------------------------------------------------------------

10 PROSPECTUS

TURNER MICRO CAP GROWTH FUND (CLOSED TO NEW INVESTORS)

Fund Summary

TICKER SYMBOL -- TMCGX

CUSIP -- 872524301

FUND NUMBER -- 1310

INVESTMENT OBJECTIVE -- Seeks capital appreciation

INVESTMENT FOCUS -- U.S. micro cap common stocks

SHARE PRICE VOLATILITY -- Very high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify micro capitalization companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing with a focus on micro capitalization companies
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Micro Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Micro cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the lower end of the Russell 2000 Growth Index (the "2000 Growth Index"), particularly those under $500 million. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

The Fund is subject to the risk that micro capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)

1999         144.39%

2000          19.35%

2001          18.60%

2002         -20.04%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 27, 1998.


         BEST QUARTER            WORST QUARTER
            60.84%                 - 20.26%
         (12/31/1999)             (9/30/2002)

                                                                   Prospectus 11

                                                    TURNER MICRO CAP GROWTH FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                       1 YEAR    (2/27/98)
--------------------------------------------------------------------------------
Turner Micro Cap Growth Fund -
  Class I Shares
  Before taxes on distributions                        -20.04%        32.07%
  After taxes on distributions                         -20.04%        30.23%
  After taxes on distributions and
      sale of shares                                   -12.30%        26.76%

Russell 2000 Growth Index(1)                           -30.26%        -8.17%(2)
--------------------------------------------------------------------------------


(1)   THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED,
      CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

(2)   THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1998.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                  CLASS I SHARES

Investment Advisory Fees                                              1.00%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.42%
                                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.42%(1)

(1) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FROM EXCEEDING 1.40%, AS NOTED BELOW. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:

      NET TOTAL OPERATING EXPENSES    TURNER MICRO CAP GROWTH FUND - CLASS I SHARES        1.31%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                 1 YEAR  3 YEARS  5 YEARS   10 YEARS
Turner Micro Cap Growth Fund - Class I Shares     $145     $449     $776     $1,702
------------------------------------------------------------------------------------

12 PROSPECTUS

TURNER LARGE CAP VALUE FUND

Fund Summary

TICKER SYMBOL -- TLCVX

CUSIP -- 87252R706

FUND NUMBER -- 1184

INVESTMENT OBJECTIVE -- Seeks long-term total return

INVESTMENT FOCUS -- U.S. large cap common stocks

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. large capitalization companies with low valuations and attractive relative dividend yields

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Large Cap Value Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with large market capitalizations that the sub-adviser, Clover, believes have low valuations and attractive dividend yields relative to the market or to their own trading history. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index. The Fund invests in securities of companies operating in a broad range of industries based primarily on characteristics such as price-cash flow, dividend yield, price-earnings and price-book value ratios. Clover typically screens the stocks of the 500 largest U.S. companies (based on market capitalization) for those with the highest dividend yields. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out-of-favor with investors.




PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market, or the equity markets as a whole. The Fund invests in companies that Clover believes have strong earnings growth potential. Clover's approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The shareholders of the Clover Max Cap Value Fund voted to approve Turner as the Fund's investment adviser and Clover as the sub-adviser, effective May 1, 2001. The performance shown reflects the performance of the Fund while managed by Clover until May 1, 2001.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)

1998          13.68%

1999          13.75%

2000          12.09%

2001         -15.00%

2002         -17.78%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON OCTOBER 31, 1997.


         BEST QUARTER            WORST QUARTER
            23.03%                 - 18.94%
         (12/31/1998)            (09/30/2002)

PROSPECTUS 13

                                                     TURNER LARGE CAP VALUE FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the S&P 500 Index and the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                       1 YEAR       5 YEARS      (10/31/97)
--------------------------------------------------------------------------------
Turner Large Cap Value Fund -
  Class I Shares
  Before taxes on distributions        -17.78%        0.26%           0.47%
  After taxes on distributions         -18.16%       -1.06%          -0.83%
  After taxes on distributions
    and sale of shares                 -10.90%       -0.19%          -0.02%

S&P 500 INDEX(1)                       -22.10%       -0.58%           0.64%(3)

RUSSELL 1000 VALUE INDEX(2)            -15.52%        1.16%           2.54%(3)
--------------------------------------------------------------------------------

(1) THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

(2) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES WITHIN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

(3)   THE CALCULATION DATE FOR THE INDICES IS OCTOBER 31, 1997.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                            CLASS I SHARES

Investment Advisory Fees                         0.74%
Distribution (12b-1) Fees                        None
Total Other Expenses                             0.80%
                                                 ----
   Shareholder Servicing Fee                     None
TOTAL ANNUAL FUND OPERATING EXPENSES             1.54%

Fee Waivers and Expense Reimbursements          (0.29)%
                                                 ----
NET TOTAL OPERATING EXPENSES                     1.25%(1)



(1) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.25%, THROUGH JANUARY 31, 2004.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Net Total Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                 1 YEAR  3 YEARS   5 YEARS    10 YEARS
Turner Large Cap Value Fund - Class I Shares      $127     $458     $  812     $1,810

-------------------------------------------------------------------------------------

14 PROSPECTUS


TURNER CORE VALUE FUND (FORMERLY TURNER MIDCAP VALUE FUND)


Fund Summary

TICKER SYMBOL -- CCEVX

CUSIP -- 87252R102

FUND NUMBER -- 1181

INVESTMENT OBJECTIVE -- Seeks long-term total return

INVESTMENT FOCUS -- U.S. equity securities

SHARE PRICE VOLATILITY -- Medium to high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify undervalued U.S. medium capitalization companies

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner Core Value Fund invests substantially in common stocks and other equity securities of U.S. companies with medium market capitalizations that the sub-adviser, Clover, believes are undervalued relative to the market or their historic valuation. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Mid cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Index. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out-of-favor with investors. The Fund may also invest in small and large capitalization securities of U.S. companies believed to be undervalued.





PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole. Clover's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The shareholders of the Clover Equity Value Fund voted to approve Turner as the Fund's investment adviser and Clover as the sub-adviser, effective May 1, 2001. The performance shown reflects the performance of the Fund while managed by Clover until May 1, 2001.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for the past ten years.(1)



1993     12.53%

1994     16.03%

1995     21.40%

1996     22.87%

1997     17.54%

1998     -1.47%

1999      4.27%

2000     10.70%

2001     13.00%

2002    -12.04%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON DECEMBER 6, 1991.


         BEST QUARTER            WORST QUARTER
            15.64%                  -16.03%
         (06/30/1999)            (09/30/2002)

                                                                   PROSPECTUS 15

                                                        TURNER CORE VALUE FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russel 3000 Index and the Russell Midcap Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                      1 YEAR        5 YEARS     10 YEARS     (12/6/91)
--------------------------------------------------------------------------------------------
Turner Core Value
  Fund - Class I Shares
  Before taxes on distributions       -12.04%        2.48%        9.98%           10.25%
  After taxes on distributions        -12.24%        0.40%        7.58%            7.95%
  After taxes on distributions
   and sale of shares                  -7.39%        1.69%        7.64%            7.90%
Russell 3000 Index(1)                 -21.54%       -0.71%        8.94%            9.00%(3)
Russell Midcap Value Index(2)          -9.65%        2.95%       11.06%           11.98%(3)
--------------------------------------------------------------------------------------------

(1) THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.


(2) THE RUSSELL MIDCAP VALUE INDEX MEASURES THE PERFORMANCE OF THOSE 800 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

(3)   THE CALCULATION DATE FOR THE INDICES IS DECEMBER 31, 1991.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

In the future, the Fund will only measure its performance to the Russell 3000 Index which more accurately reflects the Fund's holdings.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                  CLASS I SHARES

Investment Advisory Fees                                              0.74%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.39%
                                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.13%(1)

(1) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2004.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Net Total Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                             1 YEAR  3 YEARS  5 YEARS   10 YEARS

Turner Core Value Fund - Class I Shares     $115     $359     $622     $1,375
--------------------------------------------------------------------------------

16 PROSPECTUS

TURNER SMALL CAP VALUE FUND

Fund Summary

TICKER SYMBOL -- TCSVX

CUSIP -- 87252R300

FUND NUMBER -- 1183

INVESTMENT OBJECTIVE -- Seeks long-term total return

INVESTMENT FOCUS -- Small cap U.S. common stocks

SHARE PRICE VOLATILITY -- Medium to high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify undervalued U.S. small capitalization companies

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Small Cap Value Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with small market capitalizations that the sub-adviser, Clover, believes are undervalued relative to the market or to their historical valuation. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out-of-favor with investors.




PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that small capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Clover believes have strong earnings growth potential. Clover's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The shareholders of the Clover Small Cap Value Fund voted to approve Turner as the Fund's investment adviser and Clover as the sub-adviser, effective May 1, 2001. The performance shown reflects the performance of the Fund while managed by Clover until May 1, 2001.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)

1997          15.47%

1998           2.01%

1999          29.57%

2000          10.59%

2001          27.42%

2002         -20.75%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 28, 1996.


         BEST QUARTER            WORST QUARTER
            26.61%                 - 22.37%
         (06/30/1999)            (09/30/2002)

                                                                   PROSPECTUS 17

                                                     TURNER SMALL CAP VALUE FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                      1 YEAR        5 YEARS      (2/28/96)
--------------------------------------------------------------------------------
Turner Small Cap Value
  Fund - Class I Shares
  Before taxes on distributions       -20.75%        8.10%           11.40%
  After taxes on distributions        -20.84%        7.17%           10.16%
  After taxes on distributions
   and sale of shares                 -12.73%        6.49%            9.16%

RUSSELL 2000 VALUE INDEX(1)           -11.43%        2.71%            8.88%(2)
--------------------------------------------------------------------------------





(1) THE RUSSELL 2000 VALUE INDEX IS A WIDELY-RECOGNIZED INDEX OF THOSE 2,000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

(2)   THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 29, 1996.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                       CLASS I SHARES         CLASS II SHARES(1)

Investment Advisory Fees                   0.85%                    0.85%
Distribution (12b-1) Fees                  None                     0.25%
Total Other Expenses                       0.41%                    0.66%
                                           ----                     ----
   Shareholder Servicing Fee       None                     0.25%(2)
TOTAL ANNUAL FUND OPERATING EXPENSES       1.26%(3)                 1.76%(3)


(1)   CURRENTLY, CLASS II SHARES ARE NOT BEING OFFERED.

(2) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.


(3) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES AND CLASS II SHARES FROM EXCEEDING 1.40% AND 1.90%, RESPECTIVELY THROUGH JANUARY 31, 2004.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate costs of investing $10,000 in the Fund would be:


                                                  1 YEAR       3 YEARS        5 YEARS      10 YEARS
Turner Small Cap Value Fund - Class I Shares        $128        $400           $692         $1,523

Turner Small Cap Value Fund - Class II Shares       $179        $554           $954         $2,073
---------------------------------------------------------------------------------------------------

18 PROSPECTUS


TURNER SMALL CAP VALUE OPPORTUNITIES FUND

Fund Summary

TICKER SYMBOL -- TSVOX

CUSIP -- 87252R607

FUND NUMBER -- 1313

INVESTMENT OBJECTIVE -- Seeks long-term capital growth

INVESTMENT FOCUS -- Common stocks of undervalued small capitalization companies

SHARE PRICE VOLATILITY -- Medium/High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small companies that have the potential for growth and that appear to be trading below their perceived value

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Small Cap Value Opportunities Fund invests primarily (at least 80% of its net assets) in equity securities of small capitalization companies that TIM believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes are undervalued by the market. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.



PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX CONSEQUENCES.

PERFORMANCE INFORMATION


THE Turner Small Cap Value Opportunities Fund commenced operations ON MARCH 4, 2002. SINCE THE FUND DID NOT HAVE A FULL CALENDAR YEAR OF PERFORMANCE ON DECEMBER 31, 2002, PERFORMANCE RESULTS HAVE NOT BEEN PROVIDED.


The Fund will compare its performance to that of the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index reflects the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is designed to depict the overall equity market's performance.

                                                                   PROSPECTUS 19


                                       TURNER SMALL CAP VALUE OPPORTUNITIES FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                               CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                  2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                 CLASS II SHARES

Investment Advisory Fees                                               0.95%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         4.98%
                                                                       ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                   6.18%

OTHER FEE WAIVERS AND EXPENSE REIMBURSEMENTS                          (4.73)%(2)
                                                                     ------
NET TOTAL OPERATING EXPENSES                                           1.45%


(1) APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS II SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.


(2) TIM HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP THE FUND'S "OTHER EXPENSES" FROM EXCEEDING 0.25%. THROUGH JANUARY 31, 2004. TIM HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TIM OF ITS CONTRACTUAL EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:


      NET TOTAL OPERATING EXPENSES   TURNER SMALL CAP VALUE OPPORTUNITIES
                                     FUND - CLASS II SHARES                1.45%
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                              1 YEAR     3 YEARS    5 YEARS     10 YEARS
Turner Small Cap Value Opportunities Fund - Class II Shares    $148       $1,412     $2,648      $5,610
---------------------------------------------------------------------------------------------------------

20 PROSPECTUS


TURNER SMALL CAP EQUITY FUND

Fund Summary

TICKER SYMBOL -- TSEIX

CUSIP -- 87252R714

FUND NUMBER -- 1312

INVESTMENT OBJECTIVE -- Seeks long-term capital growth

INVESTMENT FOCUS -- Common stocks of small capitalization companies

SHARE PRICE VOLATILITY -- Medium/High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small companies that have the potential for long-term growth

INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Small Cap Equity Fund invests primarily (at least 80% of its net assets) in equity securities of small capitalization companies that TIM believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.



PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers headquartered or otherwise located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX CONSEQUENCES.

PERFORMANCE INFORMATION


THE Turner Small Cap Equity Fund commenced operations ON MARCH 4, 2002. SINCE THE FUND DID NOT HAVE A FULL CALENDAR YEAR OF PERFORMANCE ON DECEMBER 31, 2002, PERFORMANCE RESULTS HAVE NOT BEEN PROVIDED.


The Fund will compare its performance to that of the Russell 2000 Index. The Russell 2000 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 2000 stocks that reflects the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is designed to depict the overall equity market's performance.

PROSPECTUS  21


TURNER SMALL CAP EQUITY FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                           CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)             2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                 CLASS II SHARES

Investment Advisory Fees                                               0.95%
Distribution (12b-1) Fees                                              0.25%
Other Expenses                                                         1.82%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                   3.02%

Advisory Fee Waiver                                                   (0.10)%(2)
Other Fee Waivers and Expense Reimbursements                          (1.57)%(3)
                                                                      -----
NET TOTAL OPERATING EXPENSES                                           1.35%


(1) APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS II SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.


(2) TIM HAS CONTRACTUALLY AGREED TO REDUCE ITS ADVISORY FEE 0.10% FROM 0.95% TO 0.85% THROUGH JANUARY 31, 2004.

(3) TIM HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP THE FUND'S "OTHER EXPENSES" FROM EXCEEDING 0.25% THROUGH JANUARY 31, 2004. TIM HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TIM OF ITS CONTRTACTUAL EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:


NET TOTAL OPERATING EXPENSES TURNER SMALL CAP EQUITY FUND - CLASS II SHARES
1.35%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                      1 YEAR       3 YEARS     5 YEARS      10 YEARS
Turner Small Cap Equity Fund - Class II Shares          $137        $776       $1,440        $3,219
----------------------------------------------------------------------------------------------------

22 PROSPECTUS


TURNER TECHNOLOGY FUND

Fund Summary

TICKER SYMBOL -- TTECX

CUSIP -- 87252R870

FUND NUMBER -- 1236

INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation

INVESTMENT FOCUS -- Common stocks of technology companies

SHARE PRICE VOLATILITY -- Very high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify technology companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of concentrated technology-focused equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Technology Fund invests primarily (at least 80% of its net assets) in common stocks of companies that have developed or are developing new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These securities may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.



PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may invest in smaller capitalization companies that may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

Because the Fund's investments are concentrated in issuers doing business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified. In addition, the Fund is subject to the risk that technology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.(1)

2000             -32.92%

2001             -46.12%

2002             -51.31%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.


         BEST QUARTER            WORST QUARTER
            40.98%                  -50.59%
         (12/31/2001)            (12/31/2000)

                                                                   PROSPECTUS 23


                                                          TURNER TECHNOLOGY FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Pacific Stock Exchange Technology 100 Index and the Goldman Sachs Technology Industry Composite. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                  1 YEAR            (6/30/99)
--------------------------------------------------------------------------------
Turner Technology Fund - Class I Shares
  Before taxes on distributions                  -51.31%              -20.18%
  After taxes on distributions                   -51.31%              -22.73%
  After taxes on distributions and
   sale of shares                                -31.50%              -13.72%

PSE Technology 100 Index(1)                      -33.14%               -7.22%(3)

Goldman Sachs Technology
  Industry Composite(2)                          -40.27%              -23.23%(3)
--------------------------------------------------------------------------------


(1) THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX IS A WIDELY-RECOGNIZED, PRICE WEIGHTED INDEX OF THE TOP 100 U.S. TECHNOLOGY-ORIENTED COMPANIES.

(2) THE FUND USES THE GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE FOR COMPARISON PURPOSES ONLY. THE GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE IS A MARKET-CAPITALIZATION WEIGHTED INDEX OF 190 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF COMPANIES IN THE TECHNOLOGY SECTOR.

(3)   THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 1999.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                       CLASS I SHARES

Investment Advisory Fees                                  0.70%(1)
Distribution (12b-1) Fees                                 None
Other Expenses                                            0.73%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.43%(2)


(1) THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PSE TECHNOLOGY 100 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.


(2) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "OTHER EXPENSES" FROM EXCEEDING 0.50%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "OTHER EXPENSES" BELOW THE 0.50% CEILING, WHICH, IN TURN, REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:


NET TOTAL OPERATING EXPENSES TURNER TECHNOLOGY FUND - CLASS I SHARES 0.88%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                  1 YEAR        3 YEARS        5 YEARS     10 YEARS
Turner Technology Fund - Class I Shares            $146          $452           $782        $1,713
---------------------------------------------------------------------------------------------------

24 PROSPECTUS


TURNER CONCENTRATED GROWTH FUND (FORMERLY TURNER TOP 20 FUND)

Fund Summary

TICKER SYMBOL -- TTOPX

CUSIP -- 87252R862

FUND NUMBER -- 1237

INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation

INVESTMENT FOCUS -- U.S. common stocks

SHARE PRICE VOLATILITY -- Very high

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. companies with strong earnings growth potential

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of concentrated equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Concentrated Growth Fund invests substantially all (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies, regardless of their market capitalization, that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.

Turner's investment team manages the Fund by selecting stocks in different sectors and capitalization ranges under the supervision of Robert Turner. The Fund's portfolio generally will contain 15-30 stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have a significant exposure to one or more sectors of the economy, such as the technology sector. In addition, Turner may invest up to 25% of the Fund's assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.



PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, the Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.(1)

2000          -20.42%
2001          -38.94%
2002          -45.72%

(1) THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.


         BEST QUARTER            WORST QUARTER
            31.77%                  -39.66%
          (12/31/01)              (03/31/01)

                                                                   PROSPECTUS 25


                                                 TURNER CONCENTRATED GROWTH FUND

THE FOLLOWING TABLE COMPARES THE FUND'S CLASS I SHARES' AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002, TO THOSE OF THE S&P 500 INDEX AND THE NASDAQ 100 INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL INCOME TAX RATE AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR AFTER-TAX RETURNS MAY DIFFER FROM THOSE SHOWN. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.


--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                      1 YEAR        (6/30/99)
--------------------------------------------------------------------------------

Turner Concentrated Growth Fund - Class I Shares
  Before taxes on distributions                       -45.72%        -14.06%
  After taxes on distributions                        -45.72%        -17.26%
  After taxes on distributions
   and sale of shares                                 -28.07%        -10.07%

S&P 500 Index(1)                                      -22.10%        -10.74%(3)

Nasdaq 100 Index(2)                                   -37.53%        -21.46%(3)
--------------------------------------------------------------------------------


(1) THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

(2) THE NASDAQ 100 INDEX TRACKS NASDAQ'S LARGEST COMPANIES ACROSS MAJOR INDUSTRY GROUPS, INCLUDING COMPUTER HARDWARE AND SOFTWARE,
      TELECOMMUNICATIONS, RETAIL/WHOLESALE AND BIOTECHNOLOGY.

(3)   THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 1999.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                           CLASS I SHARES

Investment Advisory Fees                       0.70%(1)
Distribution (12b-1) Fees                      None
Total Other Expenses                           0.47%
                                               ----
   Shareholder Servicing Fee                   None
TOTAL ANNUAL FUND OPERATING EXPENSES           1.17%(2)


(1) THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.


(2) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP "TOTAL OTHER EXPENSES," EXCLUDING DISTRIBUTION FEES, OF THE CLASS I SHARES FROM EXCEEDING 0.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED "TOTAL OTHER EXPENSES" WHICH, IN TURN, REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:

        NET TOTAL OPERATING EXPENSES    TURNER CONCENTRATED GROWTH
                                        FUND - CLASS I SHARES           0.30%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                     1 YEAR    3 YEARS      5 YEARS     10 YEARS
Turner Concentrated Growth Fund - Class I Shares      $119      $372         $644        $1,420

-------------------------------------------------------------------------------------------------

26 PROSPECTUS



TURNER NEW ENTERPRISE FUND


Fund Summary


TICKER SYMBOL -- TBTBX

CUSIP -- 87252R797

FUND NUMBER -- 1240


INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation


INVESTMENT FOCUS -- COMPANIES THAT HAVE POTENTIAL FOR EARNINGS GROWTH

SHARE PRICE VOLATILITY -- VERY HIGH

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify companies with strong earnings growth potential ACROSS A VARIETY OF INDUSTRIES AND SECTORS WHERE NEW PRODUCTS AND SERVICES ARE BEING DEVELOPED AND MARKETED

INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner NEW ENTERPRISE Fund invests primarily (at least 80% of its net assets) in COMPANIES WITH PROJECTED STRONG EARNINGS GROWTH ACROSS A VARIETY OF INDUSTRIES AND SECTORS WHERE NEW PRODUCTS AND SERVICES ARE BEING DEVELOPED AND MARKETED. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Turner STRIVES TO FIND LEADING COMPANIES IN RAPIDLY GROWING INDUSTRIES SUCH AS BUSINESS SERVICES, COMPUTER AND DIGITAL PRODUCTS, FINANCIAL SERVICES, INTERNET-RELATED COMPANIES, MEDICAL TECHNOLOGY, RETAIL, AND TELECOMMUNICATIONS. COMPANIES THAT HAVE THE POTENTIAL FOR RAPID EARNINGS GROWTH BECAUSE OF MANAGEMENT CHANGES, NEW PRODUCTS, OR CHANGES IN THE ECONOMY ALSO MAY BE ATTRACTIVE INVESTMENTS FOR THE FUND. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

ALTHOUGH IT MAY INVEST IN COMPANIES OF ANY SIZE, THE FUND GENERALLY INVESTS IN STOCKS OF MEDIUM TO LARGE-CAPITALIZATION COMPANIES AND WILL GENERALLY PURCHASE SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS OF AT LEAST $1 BILLION. THE FUND WILL NOT INVEST MORE THAN 50% OF ITS ASSETS IN ANY ONE SECTOR OF THE ECONOMY (FOR EXAMPLE, TECHNOLOGY OR INDUSTRIAL), AND WILL NOT INVEST MORE THAN 25% IN ANY ONE INDUSTRY OR GROUP OF INDUSTRIES. THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN CASH OR CASH EQUIVALENT SECURITIES WHEN IT BELIEVES THAT APPROPRIATE BUYING OPPORTUNITIES ARE NOT AVAILABLE.

IN SELECTING SECURITIES FOR THE FUND, Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.




PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

THE MEDIUM CAPITALIZATION COMPANIES THE FUND INVESTS IN MAY BE MORE VULNERABLE TO ADVERSE BUSINESS OR ECONOMIC EVENTS THAN LARGER, MORE ESTABLISHED COMPANIES. IN PARTICULAR, THESE MEDIUM SIZED COMPANIES MAY HAVE LIMITED PRODUCT LINES, MARKETS AND FINANCIAL RESOURCES, AND MAY DEPEND UPON A RELATIVELY SMALL MANAGEMENT GROUP. THEREFORE, MEDIUM CAPITALIZATION STOCK PRICES MAY BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

THE Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.


THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.(1)

2001           -38.42%


2002           -47.15%


(1) THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 2000.





         BEST QUARTER            WORST QUARTER
             49.54%                 -47.02%
          (12/31/01)               (9/30/01)

                                                                   PROSPECTUS 27


                                                      TURNER NEW ENTERPRISE FUND


This table compares the Fund's Class I Shares' average annual total returns for the periods ended December 31, 2002, to those of the NASDAQ COMPOSITE Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                        1 YEAR       (6/30/00)
--------------------------------------------------------------------------------
Turner  NEW ENTERPRISE Fund - Class I Shares
  Before taxes on distributions                        -47.15%       -41.66%
  After taxes on distributions                         -47.15%       -41.66%
  After taxes on distributions and
   sale of shares                                      -28.95%       -30.13%

 NASDAQ COMPOSITE INDEX(1)                             -31.25%       -35.09%(2)
--------------------------------------------------------------------------------

(1) THE NASDAQ COMPOSITE INDEX INCLUDES THE MORE THAN 5,000 DOMESTIC AND NON-U.S. BASED COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET-VALUE WEIGHTED. THIS MEANS THAT EACH COMPANY'S SECURITY AFFECTS THE INDEX IN PROPORTION TO ITS MARKET VALUE. THE MARKET VALUE, THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING, IS CALCULATED THROUGHOUT THE TRADING DAY, AND IS RELATED TO THE TOTAL VALUE OF THE INDEX. BECAUSE IT IS SO BROAD-BASED, THE INDEX IS ONE OF THE MOST WIDELY FOLLOWED AND QUOTED MAJOR MARKET INDICIES.


(2)   THE CALCULATION DATE FOR THE INDEX IS JUNE 30, 2000.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              CLASS I SHARES
Redemption Fee
  (as a percentage of amount redeemed, if applicable)             2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                           CLASS I SHARES

Investment Advisory Fees                                       0.73%(2)
Distribution (12b-1) Fees                                      None
Other Expenses                                                 1.31%
                                                               ----
TOTAL ANNUAL FUND OPERATING EXPENSES                           2.04%(3)


(1) APPLIES TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS I SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.


(2) THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE NASDAQ COMPOSITE INDEX, AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

(3) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "OTHER EXPENSES" FROM EXCEEDING 0.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:

          NET TOTAL OPERATING EXPENSES    TURNER NEW ENTERPRISE
                                          FUND - CLASS I SHARES         0.98%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR         3 YEARS      5 YEARS          10 YEARS
Turner  NEW ENTERPRISE Fund - Class I Shares            $207          $640        $1,098            $2,369
-----------------------------------------------------------------------------------------------------------

28 PROSPECTUS



TURNER FINANCIAL SERVICES FUND (FORMERLY TURNER FUTURE FINANCIAL SERVICES FUND)


Fund Summary


TICKER SYMBOL -- TFFIX

CUSIP -- 87252R698

FUND NUMBER -- 888


INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation


INVESTMENT FOCUS -- COMMON STOCKS OF U.S. FINANCIAL SERVICES FIRMS

SHARE PRICE VOLATILITY -- HIGH

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. FINANCIAL SERVICES
                                 FIRMS WITH STRONG GROWTH POTENTIAL

INVESTOR PROFILE -- Investors WHO WANT capital APPRECIATION AND who can withstand the RISKS OF INDUSTRY FOCUSED equity investing

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner FINANCIAL SERVICES Fund invests primarily (at least 80% of its net assets) in COMMON STOCKS AND OTHER EQUITY SECURITIES OF U.S. FINANCIAL SERVICES COMPANIES, INCLUDING BANKS, BROKERAGE HOUSES, INSURANCE COMPANIES AND INVESTMENT ADVISORY COMPANIES, THAT TURNER BELIEVES HAVE ABOVE AVERAGE GROWTH POTENTIAL. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange. TURNER ALSO INVESTS IN FINANCIAL SERVICES COMPANIES THAT IT BELIEVES TO BE POTENTIAL MERGER OR ACQUISITION TARGETS. It is not expected that the Fund will own a substantial amount of securities that pay dividends.





Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find GROWTH companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.





PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SINCE THE FUND'S INVESTMENTS ARE CONCENTRATED IN THE FINANCIAL SERVICES SECTOR, THEY ARE SUBJECT TO THE RISK THAT THE FINANCIAL SERVICES SECTOR WILL UNDERPERFORM THE BROADER MARKET, AS WELL AS THE RISK THAT ISSUERS IN THAT SECTOR WILL BE IMPACTED BY MARKET CONDITIONS, LEGISLATIVE OR REGULATORY CHANGES, OR COMPETITION. THE FUND MAY BE MORE SUSCEPTIBLE TO CHANGES IN INTEREST RATES AND OTHER MARKET AND ECONOMIC FACTORS THAT AFFECT FINANCIAL SERVICES FIRMS, INCLUDING THE EFFECT OF INTEREST RATE CHANGES ON THE SHARE PRICES OF THOSE FINANCIAL SERVICES FIRMS. IN ADDITION, IF TURNER INCORRECTLY PREDICTS THAT A COMPANY WILL BE INVOLVED IN A MERGER OR OTHER TRANSACTION, THE FUND MAY LOSE ANY PREMIUM IT PAID FOR THESE STOCKS, AND ULTIMATELY MAY REALIZE A LOWER RETURN IF THE COMPANY IS NOT INVOLVED IN A MERGER OR ACQUISITION TRANSACTION.

THE FUND IS SUBJECT TO FURTHER RISK THAT THE STOCKS OF TECHNOLOGY-ORIENTED FINANCIAL SERVICES COMPANIES, BOTH CURRENT AND EMERGING, MAY UNDERPERFORM OTHER SEGMENTS OF THE EQUITY MARKET OR THE EQUITY MARKETS AS A WHOLE. THE COMPETITIVE PRESSURES OF ADVANCING TECHNOLOGY AND THE NUMBER OF COMPANIES AND PRODUCT OFFERINGS THAT CONTINUE TO EXPAND COULD CAUSE FINANCIAL SERVICES COMPANIES TO BECOME INCREASINGLY SENSITIVE TO SHORT PRODUCT CYCLES AND AGGRESSIVE PRICING.


THE FUND IS NON-DIVERSIFIED, WHICH MEANS THAT IT MAY INVEST IN THE SECURITIES OF FEWER ISSUERS THAN A DIVERSIFIED FUND. AS A RESULT, THE FUND MAY BE MORE SUSCEPTIBLE TO A SINGLE ADVERSE ECONOMIC OR REGULATORY OCCURRENCE AFFECTING ONE OR MORE OF THESE ISSUERS, AND MAY EXPERIENCE INCREASED VOLATILITY DUE TO ITS INVESTMENTS IN THOSE SECURITIES. IN ADDITION, THE Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. THE PERFORMANCE SHOWN FOR PERIODS PRIOR TO NOVEMBER 9, 2001 REFLECTS THE PERFORMANCE OF THE TITAN FINANCIAL SERVICES FUND, WHICH TURNER MANAGED FROM JUNE 17, 2001 UNTIL NOVEMBER 9, 2001, WHEN IT MERGED WITH THE TURNER FINANCIAL SERVICES FUND.

This bar chart shows CHANGES IN the performance of the Fund's Class I Shares FROM YEAR TO YEAR since the Fund's inception.(1)

1997           55.55%

1998           -9.12%

1999           18.40%

2000           31.28%

2001          -15.80%


2002          -16.90%

(1) THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON MAY 22, 1996.

         BEST QUARTER            WORST QUARTER
             24.99%                 -26.02%
           (9/30/00)               (9/30/98)

                                                                   PROSPECTUS 29



                                                  TURNER FINANCIAL SERVICES FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 FINANCIALS INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL INCOME TAX RATE AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR AFTER-TAX RETURNS MAY DIFFER FROM THOSE SHOWN. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.


--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                           1 YEAR      5 YEAR       (5/22/96)
--------------------------------------------------------------------------------
TURNER FINANCIAL SERVICES
 Fund - Class I Shares
 Before taxes on distributions             -16.90%      -0.23%         9.59%
 After taxes on distributions              -17.07%      -2.18%         7.69%
 After taxes on distributions and
  sale of shares                           -10.21%      -0.27%         7.82%

S&P 500 FINANCIALS INDEX(1)                -15.68%       2.28%        11.60%(2)
--------------------------------------------------------------------------------

(1) THE S&P 500 FINANCIALS INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF ALL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE FINANCIAL SECTOR OF THE S&P 500 INDEX.

(2)   THE CALCULATION DATE FOR THE INDEX IS MAY 31, 1996.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              CLASS I SHARES

Redemption Fee
  (as a percentage of amount redeemed, if applicable)             2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES

Investment Advisory Fees                           0.95%(2)
Distribution (12b-1) Fees                          None
Other Expenses                                     1.21
                                                  -----
TOTAL ANNUAL FUND OPERATING EXPENSES               2.16(3)


(1) APPLIES TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS I SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.


(2) THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 FINANCIALS INDEX, AND MAY RANGE FROM 0.75% TO 1.25% DEPENDING ON THE FUND'S PERFORMANCE.

(3) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "OTHER EXPENSES" FROM EXCEEDING 0.40%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:

             NET TOTAL OPERATING EXPENSES    TURNER FINANCIAL SERVICES
                                             FUND - CLASS I SHARES         1.40%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and THEN redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                      1 YEAR        3 YEARS      5 YEARS     10 YEARS
Turner  FINANCIAL SERVICES Fund - Class I Shares        $219         $676        $1,159       $2,493
-----------------------------------------------------------------------------------------------------

30 PROSPECTUS



TURNER HEALTHCARE & BIOTECHNOLOGY FUND


Fund Summary


TICKER SYMBOL -- THBCX

CUSIP -- 87252R755

FUND NUMBER -- 1248


INVESTMENT OBJECTIVE-- Seeks long-term capital appreciation


INVESTMENT FOCUS -- Common stocks of COMPANIES THAT ARE INVOLVED IN THE
                    HEALTHCARE AND BIOTECHNOLOGY INDUSTRIES


SHARE PRICE VOLATILITY -- High


PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify ATTRACTIVELY PRICED
                                 HEALTHCARE AND BIOTECHNOLOGY COMPANIES THAT
                                 HAVE STRONG EARNINGS GROWTH PROSPECTS

INVESTOR PROFILE -- Investors SEEKING LONG-TERM GROWTH OF capital who can withstand the SHARE PRICE VOLATILITY of industry focused equity investing

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner HEALTHCARE & BIOTECHNOLOGY Fund invests primarily (at least 80% of its net assets) in equity securities of HEALTHCARE AND BIOTECHNOLOGY COMPANIES THAT ARE TRADED IN THE U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.

HEALTHCARE COMPANIES INCLUDE PHARMACEUTICAL COMPANIES, COMPANIES INVOLVED IN RESEARCH AND DEVELOPMENT OF PHARMACEUTICAL PRODUCTS AND SERVICES, COMPANIES INVOLVED IN THE OPERATION OF HEALTH CARE FACILITIES, AND OTHER COMPANIES INVOLVED IN THE DESIGN, MANUFACTURE, OR SALE OF HEALTH CARE-RELATED PRODUCTS OR SERVICES. BIOTECHNOLOGY COMPANIES ARE THOSE THAT ENGAGE IN THE RESEARCH, DEVELOPMENT, AND MANUFACTURE OF VARIOUS BIOTECHNOLOGICAL PRODUCTS, SERVICES, AND PROCESSES; MANUFACTURE AND/OR DISTRIBUTE BIOTECHNOLOGICAL AND BIOMEDICAL PRODUCTS, INCLUDING DEVICES AND INSTRUMENTS; PROVIDE OR BENEFIT SIGNIFICANTLY FROM SCIENTIFIC AND TECHNOLOGICAL ADVANCES IN BIOTECHNOLOGY; OR PROVIDE PROCESSES OR SERVICES INSTEAD OF, OR IN ADDITION TO, PRODUCTS. It is not expected that the Fund will own a substantial amount of securities that pay dividends.


WHILE THE FUND TYPICALLY INVESTS IN THE COMMON STOCKS OF MEDIUM TO LARGE CAPITALIZATION COMPANIES, IT MAY INVEST IN COMPANIES OF ANY SIZE OR ANY INDUSTRY IN ORDER TO ACHIEVE ITS GOAL. THE FUND MAY ALSO ENGAGE IN FUTURES AND OPTIONS TRANSACTIONS, PURCHASE ADRS AND U.S. GOVERNMENT SECURITIES, AND ENTER INTO REPURCHASE AGREEMENTS.


Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, TO MAINTAIN SECTOR NEUTRALITY OR TO ADJUST STOCK POSITION SIZE RELATIVE TO THE S&P 500 HEALTHCARE INDEX.


PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's EQUITY securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

THE FUND WILL CONCENTRATE IN THE HEALTHCARE SECTOR. BECAUSE ITS investments are concentrated in ISSUERS CONDUCTING BUSINESS IN THE SAME INDUSTRY, THE FUND IS SUBJECT TO legislative or regulatory changes, ADVERSE MARKET CONDITIONS AND/OR INCREASED COMPETITION AFFECTING THAT INDUSTRY IN GREATER PROPORTION THAN FUNDS THAT ARE MORE DIVERSIFIED BY SECTOR. IN ADDITION, THE FUND IS SUBJECT TO THE RISK THAT HEALTHCARE AND BIOTECHNOLOGY STOCKS may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause HEALTHCARE AND BIOTECHNOLOGY companies to become increasingly sensitive to short product cycles and aggressive pricing. FURTHERMORE, THE TYPES OF PRODUCTS THAT ARE LATER ALLEGED TO BE HARMFUL OR UNSAFE MAY BE SUBSTANTIAL, AND MAY HAVE A SIGNIFICANT IMPACT ON A COMPANY'S MARKET VALUE AND/OR SHARE PRICE.


THE SMALLER CAPITALIZATION COMPANIES THE FUND INVESTS IN MAY BE MORE VULNERABLE TO ADVERSE BUSINESS OR ECONOMIC EVENTS THAN LARGER, MORE ESTABLISHED COMPANIES. MANY BIOTECHNOLOGY COMPANIES ARE RELATIVELY SMALL AND HAVE THINLY TRADED EQUITY SECURITIES, MAY NOT YET OFFER PRODUCTS OR OFFER A SIMPLE PRODUCT AND MAY HAVE PERSISTENT LOSSES DURING A NEW PRODUCT'S TRANSITION FROM DEVELOPMENT TO PRODUCTION OR ERRATIC REVENUE PATTERNS. FURTHERMORE, THESE SMALL COMPANIES MAY HAVE LIMITED PRODUCT LINES, MARKETS AND FINANCIAL RESOURCES, AND MAY DEPEND UPON A RELATIVELY SMALL MANAGEMENT GROUP. THEREFORE, SMALL CAP STOCKS MAY BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES.

THE FUND INVESTS IN COMPANIES THAT TURNER BELIEVES HAVE STRONG EARNINGS GROWTH POTENTIAL. TURNER'S INVESTMENT APPROACH MAY BE OUT OF FAVOR AT TIMES, CAUSING THE FUND TO UNDERPERFORM FUNDS THAT ALSO SEEK CAPITAL APPRECIATION BUT USE DIFFERENT APPROACHES TO THE STOCK SELECTION AND PORTFOLIO CONSTRUCTION PROCESS.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified FUND. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.




This bar chart shows the performance of the Fund's Class II Shares since the Fund's inception.(1)

 2002          -19.98%

(1) THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 28, 2001.

         BEST QUARTER            WORST QUARTER
            -0.91%                  -14.08%
           (3/31/02)               (6/30/02)

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the S&P 500 HEALTHCARE Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                  1 YEAR            (2/28/01)
--------------------------------------------------------------------------------
TURNER HEALTHCARE & BIOTECHNOLOGY
  FUND - CLASS I SHARES
  BEFORE TAXES ON DISTRIBUTIONS                   -19.98%             -1.60%
  AFTER TAXES ON DISTRIBUTIONS                    -19.98%             -1.64%
  AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF SHARES                                 -12.27%             -1.29%

S&P 500 HEALTHCARE INDEX(1)                       -19.49%             -13.29%(2)
--------------------------------------------------------------------------------


(1) THE S&P 500 HEALTHCARE INDEX IS A WIDELY-RECOGNIZED, EQUALLY-WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTION AND INCOME DIVIDENDS, OF SECURITIES OF COMPANIES ENGAGED IN THE HEALTHCARE, BIOTECHNOLOGY AND MEDICAL INDUSTRIES.

(2)   THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 2001.

PROSPECTUS 31


TURNER HEALTHCARE & BIOTECHNOLOGY FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              CLASS II SHARES
Redemption Fee
  (as a percentage of amount redeemed, if applicable)              2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS II SHARES

Investment Advisory Fees                           1.17%(2)
Distribution (12b-1) Fees                          None
Total Other Expenses                               1.16%
                                                  -----
   Shareholder Servicing Fee              0.25%(3)
TOTAL ANNUAL FUND OPERATING EXPENSES               2.33%(4)

(1) APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS II SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT HAS DECIDED TO IMPLEMENT THE FEE.

(2) THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 HEALTHCARE INDEX, AND MAY RANGE FROM 0.75% TO 1.25%, DEPENDING ON THE FUND'S PERFORMANCE.

(3) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

(4) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE ADVISORY FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.75%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:

       NET TOTAL OPERATING EXPENSES   TURNER HEALTHCARE & BIOTECHNOLOGY
                                      FUND - CLASS II SHARES              1.87%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance FEE adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
TURNER HEALTHCARE & BIOTECHNOLOGY Fund
 - Class II Shares                                  $236       $727       $1,245       $2,666
----------------------------------------------------------------------------------------------

32 PROSPECTUS


TURNER TAX MANAGED U.S. EQUITY FUND


Fund Summary


TICKER SYMBOL -- TTMEX

CUSIP -- 87252R748

FUND NUMBER -- 1249


INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation WHILE ATTEMPTING TO
                        MINIMIZE THE IMPACT OF TAXES ON THE RETURNS EARNED BY SHAREHOLDERS


INVESTMENT FOCUS -- Common stocks of U.S. COMPANIES


SHARE PRICE VOLATILITY -- High


PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify COMPANIES WITH STRONG
                                 GROWTH POTENTIAL, AND TO BUY, SELL AND HOLD THE STOCKS OF THESE COMPANIES IN A WAY THAT MINIMIZES TAXABLE DISTRIBUTIONS TO SHAREHOLDERS

INVESTOR PROFILE -- Investors seeking long-term growth of capital who DESIRE TO
                    INVEST IN A FUND THAT EMPHASIZES DEFERRAL OF CURRENT TAX LIABILITY

--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner TAX MANAGED U.S. EQUITY Fund invests primarily (at least 80% of its net assets) in COMMON STOCKS OF U.S. COMPANIES THAT TURNER CONSIDERS TO HAVE STRONG GROWTH POTENTIAL. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. TURNER SEEKS STOCKS THAT ARE FAVORABLY PRICED IN RELATION TO THEIR FUNDAMENTAL VALUE AND WILL LIKELY GROW OVER TIME. These securities may be traded over the counter or listed on an exchange. While the Fund typically invests in the common stocks of LARGE TO medium SIZED companies, it may invest in companies of any size or any industry in order to achieve its goal.





TURNER MANAGES THE FUND USING AN INVESTMENT STRATEGY THAT IS SENSITIVE TO THE POTENTIAL IMPACT OF PERSONAL INCOME TAX ON SHAREHOLDERS' INVESTMENT RETURNS. THE FUND'S TAX-SENSITIVE INVESTMENT STRATEGY IS INTENDED TO LEAD TO LOWER DISTRIBUTIONS OF INCOME AND REALIZED CAPITAL GAINS THAN FUNDS MANAGED WITHOUT REGARD TO FEDERAL INCOME TAX CONSEQUENCES. IT EXPECTS TO EMPLOY A NUMBER OF STRATEGIES TO MINIMIZE TAXABLE DISTRIBUTIONS TO SHAREHOLDERS.





IN SELECTING COMPANIES, TURNER TYPICALLY INVESTS FOR THE LONG TERM AND CHOOSES SECURITIES THAT IT BELIEVES OFFER STRONG OPPORTUNITIES FOR LONG-TERM GROWTH OF CAPITAL. WHEN DECIDING TO SELL A SECURITY, TURNER CONSIDERS THE NEGATIVE TAX IMPACT OF REALIZED CAPITAL GAINS AND, IF APPLICABLE, THE POSITIVE TAX IMPACT OF REALIZED CAPITAL LOSSES. HOWEVER, TURNER MAY SELL A SECURITY AT A REALIZED GAIN IF IT DETERMINES THAT THE POTENTIAL TAX COST IS OUTWEIGHED BY THE RISK OF OWNING THE SECURITY, OR IF MORE ATTRACTIVE INVESTMENT OPPORTUNITIES ARE AVAILABLE.


PRINCIPAL RISKS


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, AND THE prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund IS ALSO subject to the risk that THE FUND'S TAX-SENSITIVE INVESTMENT STRATEGY MAY NOT BE SUCCESSFUL IN LIMITING TAXABLE INCOME AND REALIZED CAPITAL GAINS, AND THAT SHAREHOLDER REDEMPTIONS MAY FORCE THE FUND TO SELL SECURITIES AT AN INAPPROPRIATE TIME, RESULTING IN REALIZED GAINS.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. IN PARTICULAR, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified FUND. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.





THE FUND IS DESIGNED FOR LONG-TERM TAXABLE INVESTORS. WHILE THE FUND TRIES TO REDUCE THE EXTENT TO WHICH SHAREHOLDERS INCUR TAXES ON FUND DISTRIBUTIONS OF INCOME AND NET REALIZED GAINS, THE FUND DOES EXPECT TO DISTRIBUTE TAXABLE INCOME AND/OR CAPITAL GAINS FROM TIME TO TIME. INVESTORS MAY ALSO REALIZE CAPITAL GAINS WHEN THEY SELL THEIR SHARES.

CONSISTENT WITH ITS TAX-SENSITIVE MANDATE, THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS WILL RESULT IN HIGHER TRANSACTION COSTS THAN FOR A FUND THAT EMPLOYS SIMPLY A "BUY AND HOLD" APPROACH, AND MAY ALSO GENERATE HIGHER TAX LIABILITIES.

PROSPECTUS 33


                                             TURNER TAX MANAGED U.S. EQUITY FUND

PERFORMANCE INFORMATION


The BAR CHART AND THE PERFORMANCE TABLE BELOW ILLUSTRATE SOME INDICATION OF THE RISKS AND VOLATILITY OF AN INVESTMENT IN THE FUND. OF COURSE, THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS II SHARES SINCE THE FUND'S INCEPTION.(1)

2002           -27.11%

(1) THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 28, 2001.


          BEST QUARTER           WORST QUARTER
             5.56%                  -16.80%
          (12/31/02)               (9/30/02)


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST INDIVIDUAL FEDERAL INCOME TAX RATE AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR AFTER-TAX RETURNS MAY DIFFER FROM THOSE SHOWN. THE RETURNS DO NOT APPLY TO SHARES HELD IN AN IRA, 401(K) OR OTHER TAX-DEFERRED ACCOUNT.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                  1 YEAR            (2/28/01)
--------------------------------------------------------------------------------
TURNER TAX-MANAGED U.S. EQUITY
  FUND - CLASS II SHARES
  BEFORE TAXES ON DISTRIBUTIONS                   -27.11%             -20.02%
  AFTER TAXES ON DISTRIBUTIONS                    -27.11%             -20.02%
  AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF SHARES                                 -16.65%             -15.70%

S&P 500 INDEX(1)                                  -22.10%             -15.81%(2)
--------------------------------------------------------------------------------


(1) THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF OVER 500 U.S. COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION.


(2)   THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 2001.

PROSPECTUS 34


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              CLASS II SHARES
Redemption Fee
  (as a percentage of amount redeemed, if applicable)              2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS II SHARES

Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Total Other Expenses                               1.16%
                                                   ----
   Shareholder Servicing Fee             0.25%(2)
TOTAL ANNUAL FUND OPERATING EXPENSES               1.91%(3)


(1)   APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE.


(2) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

(3) TURNER HAS VOLUNTARILY COMMITTED TO WAIVE ADVISORY FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.50%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO. TURNER HAS ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PORTION OF THE FUND'S BROKERAGE BUSINESS. AS A RESULT OF THESE ARRANGEMENTS, THE FUND'S EXPENSES ARE GENERALLY REDUCED, WHICH IN TURN REDUCES THE COST TO TURNER OF ITS VOLUNTARY EXPENSE CEILING. IN THE FUND'S LAST FISCAL YEAR, THESE ARRANGEMENTS ULTIMATELY REDUCED THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" SO THAT THEY WERE:


         NET TOTAL OPERATING EXPENSES   TURNER TAX MANAGED U.S. EQUITY
                                        FUND - CLASS II SHARES             1.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                           1 YEAR    3 YEARS      5 YEARS     10 YEARS
TURNER TAX MANAGED U.S. EQUITY FUND - CLASS II SHARES       $194      $600        $1,032       $2,233
------------------------------------------------------------------------------------------------------

35 PROSPECTUS



TURNER CORE FIXED INCOME FUND (FORMERLY TURNER CORE PLUS FIXED INCOME FUND)

Fund Summary

TICKER SYMBOL -- TCFIX

CUSIP -- 87252R201

FUND NUMBER -- 1182

INVESTMENT OBJECTIVE -- Seeks high current income consistent with reasonable risk to capital

INVESTMENT FOCUS -- Fixed income obligations of U.S. issuers

SHARE PRICE VOLATILITY -- Low to medium

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify investment-grade U.S.
                                 government and corporate securities that offer income potential

INVESTOR PROFILE -- Investors seeking high current income who can withstand share price volatility
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Core Fixed Income Fund invests primarily (at least 80% of its net assets) in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, the sub-adviser, Clover, chooses fixed income securities of issuers that it believes will offer attractive income potential with an acceptable level of risk. Clover will invest in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund invests. Clover does not attempt to forecast interest rate changes. The Fund's average weighted maturity will typically be between seven and nine years.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The shareholders of the Clover Fixed Income Fund voted to approve Turner as the Fund's investment adviser and Clover as the sub-adviser, effective May 1, 2001. The performance shown reflects the performance of the Fund while managed by Clover until May 1, 2001.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for the past ten years.(1)



1993            11.42%

1994            -2.83%

1995            17.96%

1996             4.40%

1997             9.57%

1998             7.88%

1999            -1.94%

2000            12.31%

2001             7.34%

2002            10.27%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON DECEMBER 6, 1991.

         BEST QUARTER            WORST QUARTER
             5.85%                  -2.27%
           (6/30/95)               (3/31/94)

                                                                   PROSPECTUS 36



                                                   TURNER CORE FIXED INCOME FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, TO THAT OF the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------------------
                                                                                     SINCE
                                                                                   INCEPTION
                                            1 YEAR     5 YEARS        10 YEARS     (12/6/91)
--------------------------------------------------------------------------------------------
Turner Core Fixed Income
  Fund - Class I Shares
  Before taxes on distributions             10.27%      7.06%           7.47%        7.62%
  After taxes on distributions               8.12%      4.71%           4.75%        4.48%
  After taxes on distributions
   and sale of shares                        6.29%      4.50%           4.65%        4.37%

Lehman Brothers Aggregate
  Bond INDEX(1)                             10.27%      7.54%           7.51%       7.50%(2)
--------------------------------------------------------------------------------------------





(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY-RECOGNIZED MARKET-VALUE WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. GOVERNMENT OBLIGATIONS, CORPORATE DEBT SECURITIES, AND AAA RATED MORTGAGE-BACKED SECURITIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT-GRADE (BBB) OR HIGHER, WITH MATURITIES OF AT LEAST ONE YEAR.

(3)   THE CALCULATION DATE FOR THE INDEX IS DECEMBER 31, 1991.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES

Investment Advisory Fees                           0.45%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.42%
                                                   ----

TOTAL ANNUAL FUND OPERATING EXPENSES               0.87%

Fee Waivers and Expense Reimbursements            (0.07)%
                                                   ----

NET TOTAL OPERATING EXPENSES                       0.80%(1)

(1) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 0.80% THROUGH JANUARY 31, 2004.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Net Total Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                      1 YEAR         3 YEARS     5 YEARS       10 YEARS
Turner Core Fixed Income Fund - Class I Shares          $82           $271        $475          $1,066
-------------------------------------------------------------------------------------------------------

37  PROSPECTUS


TURNER TOTAL RETURN FIXED INCOME FUND (FORMERLY TURNER CORE HIGH QUALITY FIXED INCOME FUND)

Fund Summary

TICKER -- THQFX

CUSIP -- 87252R847

FUND NUMBER -- 1239

INVESTMENT OBJECTIVE -- Seeks total return through current income and capital appreciation

INVESTMENT FOCUS -- Fixed income securities of varying maturities and credit quality

SHARE PRICE VOLATILITY -- Medium

PRINCIPAL INVESTMENT STRATEGY -- Allocates assets among a variety of U.S.
                                 investment grade, U.S. high yield and
                                 international fixed income securities

INVESTOR PROFILE -- Investors seeking current income and capital appreciation and who are willing to accept principal risk
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner Total Return Fixed Income Fund invests primarily (at least 80% of its NET assets) in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in a variety of fixed income securities of varying maturity and credit quality, and may use derivative instruments such as swaps and futures contracts, to achieve its objective. THE FUND SEEKS TO PRODUCE A RETURN TO SHAREHOLDERS IN EXCESS OF THAT OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX").

Turner allocates the Fund's assets across three sectors of the fixed income securities markets: the U.S. investment grade, U.S. high yield (often referred to as "junk bonds" or "high yield/high risk securities") and international sectors. Turner will determine the amount of assets allocated to each such sector from time to time based on its evaluation of economic and market conditions as well as its assessment of the return potential for each sector, and will reallocate assets when appropriate.


U.S. INVESTMENT GRADE SECTOR: Turner will invest principally (50% to 90% of its net assets) in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, corporate bonds, notes, debentures and commercial paper. When investing the Fund's assets in this sector, Turner may acquire mortgage-backed securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, by certain government sponsored corporations, and by private non-governmental entities, as well as securities backed by RECEIVABLES such as credit card loans, automobile loans, home equity loans and leases. All such securities will be rated in one of the four highest ratings categories as published by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or similarly rated by another recognized ratings organization, or, if unrated, determined by Turner to be of comparable quality.


U.S. HIGH YIELD SECTOR: Turner will invest approximately 5% to 30% of the Fund's net assets in high yield bonds issued by U.S. corporations, including bonds, notes (both convertible and non-convertible), units consisting of bonds with warrants or stock attached, and debentures (including convertible debentures), as well as zero coupon bonds and "pay in kind" securities. Turner will focus on issues that have a liberal and consistent yield, and/or that tend to have reduced risk of market fluctuations. Securities purchased in this sector will generally be rated BB or lower by S&P and BA or lower by Moody's (or similarly rated by another recognized ratings organization).


INTERNATIONAL SECTOR: Turner will invest approximately 5% to 20% of the Fund's net assets in debt securities of issuers organized or having the majority of their assets in or deriving a majority of their operating income in foreign countries, including obligations of foreign governments, foreign companies and supranational entities. Eligible securities may be from issuers located in developed or developing nations, and include American Depositary Receipts ("ADRs"), Brady Bonds, European Depositary Receipts ("EDRs") and Global Depositary Receipts (GDRs"). International securities will generally be limited to those determined to be investment grade by one or more recognized rating organizations, or if unrated determined by Turner to be of comparable quality. The Fund may purchase AND sell foreign currencies AND engage in forward foreign currency transactions to facilitate settlement or minimize foreign currency value fluctuations.


THERE ARE NO LIMITS ON THE INDIVIDUAL MATURITY OF A SECURITY HELD BY THE FUND. THE FUND MAY ALSO USE A WIDE RANGE OF HEDGING INSTRUMENTS, INCLUDING OPTIONS, SWAPS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.


The Fund seeks to produce a return to shareholders in excess of that of the Lehman Brothers Aggregate Bond Index (the "Index").


PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. In addition, the Fund is subject to the risk that, due to Turner's security selection and/or sector allocation, its fixed income securities may underperform other segments of the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Lower-rated or high yield/high risk securities are speculative, may be in default and are more likely to react to developments affecting issues than are more highly rated securities. Adverse economic developments can disrupt the market for such securities and severely affect the ability of issuers to pay interest or repay principal upon maturity.

Investing in issuers in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) that value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. Prepayment risks may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities, and therefore, to assess the volatility risks of the Fund.

TO THE EXTENT THAT THE FUND TRANSACTS IN VARIOUS DERIVATIVE INSTRUMENTS, INCLUDING BUT NOT LIMITED TO OPTIONS, FUTURES CONTRACTS (AND OPTIONS THEREON), AND SWAP TRANSACTIONS, THERE ARE ASSOCIATED RISKS, INCLUDING LIQUIDITY RISKS, COUNTERPARTY RISKS AND LEVERAGING RISKS. WHERE A TRANSACTION PRESENTS LEVERAGING RISKS, THE FUND WILL SEGREGATE LIQUID SECURITIES OR OTHERWISE "COVER" THE TRANSACTIONS IN A MANNER CONSISTENT WITH POSITIONS ANNOUNCED BY THE SEC AND ITS STAFF.

                                                                   PROSPECTUS 38



                                           TURNER TOTAL RETURN FIXED INCOME FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrates some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.(1)

2000      12.40%

2001       6.38%

2002       7.94%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.

         BEST QUARTER            WORST QUARTER
             4.68%                  -0.46%
          (12/31/00)              (12/31/01)


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                        1 YEAR      (6/30/99)
--------------------------------------------------------------------------------
Turner Total Return Fixed Income Fund -
  CLASS I SHARES
  Before taxes on distributions                          7.94%       7.59%
  After taxes on distributions                           5.35%       4.54%
  After taxes on distributions and sale of shares        5.28%       4.63%

Lehman Brothers Aggregate Bond Index(1)                 10.27%       8.77%(2)
--------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE BONDS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE BONDS) INDEX OF U.S. GOVERNMENT OBLIGATIONS, CORPORATE DEBT SECURITIES, AND AAA RATED MORTGAGE-BACKED SECURITIES. ALL SECURITIES IN THE INDEX ARE RATED INVESTMENT-GRADE (BBB) OR HIGHER, WITH MATURITIES OF AT LEAST ONE YEAR.

(2)   THE CALCULATION DATE FOR THE INDEX IS JUNE 30, 1999.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT
--------------------------------------------------------------------------------

                                                              CLASS I SHARES
Redemption Fee
  (as a percentage of amount redeemed, if applicable)             2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES

Investment Advisory Fees                           0.50%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.78%
                                                  -----

TOTAL ANNUAL FUND OPERATING EXPENSES               1.28%

Fee Waivers and Expense Reimbursements            (0.83)%
                                                  -----

NET TOTAL OPERATING EXPENSES                       0.45%(2)


(1) APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS I SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.

(2) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 0.45% THROUGH JANUARY 31, 2004.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "NET TOTAL Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                       1 YEAR      3 YEARS       5 YEARS     10 YEARS
Turner Total Return Fixed Income Fund                    $46         $324         $622        $1,472
-----------------------------------------------------------------------------------------------------

39 PROSPECTUS



TURNER HIGH YIELD FUND (FORMERLY PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND)

Fund Summary

TICKER -- PCSHX

CUSIP -- 872524707

FUND NUMBER -- 1303

INVESTMENT OBJECTIVE -- Seeks high current income and capital appreciation

INVESTMENT FOCUS -- Fixed income securities rated below investment grade

SHARE PRICE VOLATILITY -- High

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify high yield securities with capital appreciation potential

INVESTOR PROFILE -- Investors seeking high current income and long-term growth of capital who can withstand the share price volatility and risks of high yield bond investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Turner High Yield Fund invests primarily (at least 80% of its net assets) in fixed income securities rated below investment grade ("high yield" securities, often referred to as "junk bonds"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Turner chooses fixed income securities that offer high current yields as well as capital appreciation potential, including preferred stocks, convertible securities, zero coupon obligations, payment-in-kind bonds, and variable rate securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund will typically invest in securities rated B or BB by S&P or Ba or B by Moody's. Turner does not intend to invest more than 20% of the Fund's assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the Fund to earn less income, but should result in the Fund owning fewer bonds in default (i.e., paying no income).

Turner intends to invest no more than 2% of the Fund's assets in any single issuer. The Fund will limit its investment in any one industry to the lesser of 10% of the Fund's assets or two times that industry's weighting in the Merrill Lynch High Yield Index. Turner will continuously review the credit quality of the bonds in the Fund's portfolio, and will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond's price declines more than 15% as compared to its industry sector.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. High yield bonds generally are less sensitive to interest rate changes.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security.

The Fund is subject to the risk that its particular market segment (high yield, high risk securities) may underperform compared to other market segments or to the fixed income markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares for three years.(1)


1999            14.55%


2000           -17.60%

2001           -13.33%

2002            -2.46%


(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PREDECESSOR, THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND COMMENCED OPERATIONS ON FEBRUARY 27, 1998. ON APRIL 30, 2002, THE BOARD OF TRUSTEES VOTED TO APPROVE TURNER AS INTERIM INVESTMENT ADVISER TO THE FUND. SUBSEQUENTLY, ON JULY 31, 2002 SHAREHOLDERS OF THE FUND VOTED TO APPROVE TURNER AS THE INVESTMENT ADVISER TO THE FUND. THE PERFORMANCE HISTORY FROM THE FUND'S INCEPTION THROUGH APRIL 30, 2002 REFLECTS THAT OF ITS PREVIOUS ADVISER, PENN CAPITAL MANAGEMENT COMPANY, INC. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


         BEST QUARTER            WORST QUARTER
             7.17%                  -12.18%
          (12/31/99)              (12/31/00)

                                                                   PROSPECTUS 40


                                                          TURNER HIGH YIELD FUND


This table compares the Fund's average annual total returns for the periods ended December 31, 2002, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                     1 YEAR         (2/27/98)
--------------------------------------------------------------------------------
Turner High Yield Fund - Class I Shares

  Before taxes on distributions                      -2.46%           -5.71%
  After taxes on distributions                       -6.53%           -9.37%
  After taxes on distributions and sale of shares    -1.51%           -5.88%

Merrill Lynch High Yield, Cash Pay Index(1)          -1.14%            0.97%(2)
--------------------------------------------------------------------------------


(1) THE MERRILL LYNCH HIGH YIELD, CASH PAY INDEX IS AN UNMANAGED PORTFOLIO CONSTRUCTED TO MIRROR THE PUBLIC HIGH YIELD DEBT MARKET (REVISIONS TO THE INDEX ARE EFFECTED WEEKLY). THE INDEX HAS SEVERAL MODULES REPRESENTING DIFFERENT SECTORS OF THE HIGH YIELD MARKET INCLUDING A CASH PAYING MODULE, A ZERO COUPON MODULE, A PAY IN-KIND MODULE, AND A DEFAULTED BOND MODULE. THE INDEX IS A FULLY INVESTED INDEX, WHICH INCLUDES REINVESTMENT OF INCOME.


(2)   THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1998..


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                      CLASS I SHARES         CLASS II SHARES(1)
Redemption Fee
  (as a percentage of amount redeemed, if applicable)                   2.00%(2)                   2.00%(2)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                      CLASS I SHARES          CLASS II SHARES
Investment Advisory Fees                                                    0.55%                  0.55%
Distribution (12b-1) Fees                                                   None                   None
Total Other Expenses                                                        0.92%                  1.17%
                                                                            ----                   ----
   Shareholder Servicing Fee                                    None                   0.25%(3)
TOTAL ANNUAL FUND OPERATING EXPENSES                                        1.47%                  1.72%

FEE WAIVERS AND EXPENSE REIMBURSEMENTS                                     (0.67)%                (0.67%)
                                                                            ----                   ----

NET TOTAL OPERATING EXPENSES                                                0.80%(4)               1.05(4)


(1)   CURRENTLY, CLASS II SHARES ARE NOT BEING OFFERED.

(2) APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS I SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.

(3) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.


(4) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE FUND FROM EXCEEDING 0.80% FOR CLASS I SHARES AND 1.05% FOR CLASS II SHARES THROUGH JANUARY 31, 2004. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2004.




--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "NET TOTAL Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                      1 YEAR        3 YEARS         5 YEARS     10 YEARS
Turner High Yield Fund - Class I Shares                 $82           $399            $739       $1,700

Turner High Yield Fund - Class II Shares                $107          $476            $871       $1,974
--------------------------------------------------------------------------------------------------------

41 PROSPECTUS



TURNER ULTRA SHORT DURATION FIXED INCOME FUND

Fund Summary

TICKER SYMBOL -- TSDOX - Class I

TICKER SYMBOL -- TDGOX - Class II

CUSIP -- 872524103 - Class I / 872524509 - Class II

FUND NUMBER -- 1302 - Class I / 1306 - Class II

INVESTMENT OBJECTIVE -- Seeks maximum total return consistent with the preservation of capital

INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the U.S.
                    government

SHARE PRICE VOLATILITY -- Low

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. government securities that are attractively priced

INVESTOR PROFILE -- Investors seeking current income with a limited amount of share price volatility
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY


The Turner Ultra Short Duration Fixed Income Fund invests primarily (at least 80% of its net assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Turner chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration. In any event, the Fund is expected to maintain an average duration of one year or less, and a dollar-weighted average portfolio maturity of no more than THREE YEARS.




PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that short duration U.S. government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The first four years of performance shown is for the Alpha Select Turner Short Duration Government Fund-One Year Portfolio, the Fund's predecessor. The Fund became part of the Turner Funds on July 1, 1999.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.(1)

1995             7.61%

1996             6.41%

1997             6.30%

1998             5.84%

1999             5.41%

2000             6.99%

2001             5.81%

2002             2.67%


(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS I SHARES COMMENCED OPERATIONS ON MARCH 1, 1994.

         BEST QUARTER            WORST QUARTER
             2.04%                   0.38%
          (12/31/95)              (12/31/02)

                                                                   PROSPECTUS 42


                                   TURNER ULTRA SHORT DURATION FIXED INCOME FUND


This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 2002, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

-------------------------------------------------------------------------------------------
                                                 1 YEAR         5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------
Turner Ultra Short Duration Fixed Income
  Fund - Class I Shares
  Before taxes on distributions                   2.67%           5.33%         5.74%(2)
  After taxes on distributions                    1.72%           3.32%         3.53%(2)
  After taxes on distributions
   and sale of shares                             1.65%           3.26%         3.49%(2)

Merrill Lynch Three-Month
  U.S. Treasury Bill Index(1)                     1.80%           4.48%         4.86%(3)

Turner Ultra Short Duration Fixed Income
  Fund - Class II Shares                          2.41%           N/A           4.98%(4)

Merrill Lynch Three-Month
  U.S. Treasury Bill Index(1)                     1.80%           N/A           4.46%(5)
-------------------------------------------------------------------------------------------


(1) THE MERRILL LYNCH THREE-MONTH U.S. TREASURY BILL INDEX IS AN UNMANAGED INDEX OF TREASURY SECURITIES THAT ASSUMES REINVESTMENT OF ALL INCOME.

(2)   THE INCEPTION DATE FOR CLASS I SHARES IS MARCH 1, 1994.

(3) THE CALCULATION DATE FOR THE INDEX WITH REGARD TO THE CLASS I SHARES IS MARCH 31, 1994.

(4)   THE INCEPTION DATE FOR CLASS II SHARES IS FEBRUARY 27, 1998.

(5) THE CALCULATION DATE FOR THE INDEX WITH REGARD TO THE CLASS II SHARES IS FEBRUARY 28, 1998.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS I SHARES     CLASS II SHARES

Investment Advisory Fees                            0.25%             0.25%
Distribution (12b-1) Fees                           None              None
Total Other Expenses                                0.35%             0.60%
                                                    ----              ----
   Shareholder Servicing Fee             None              0.25%(1)

TOTAL ANNUAL FUND OPERATING EXPENSES                0.60%             0.85%

Fee Waivers and Expense Reimbursements             (0.19)%            (0.19)%
                                                    ----              ----
NET TOTAL OPERATING EXPENSES                        0.41%(2)           0.66%(2)

(1) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

(2) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.41% AND 0.66%, RESPECTIVELY, THROUGH JANUARY 31, 2004.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Net Total Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                            1 YEAR           3 YEARS          5 YEARS         10 YEARS
Turner Ultra Short Duration Fixed Income Fund
    - Class I Shares                                          $42              $173            $316             $732

Turner Ultra Short Duration Fixed Income Fund
    - Class II Shares                                         $67              $252            $453            $1,031
---------------------------------------------------------------------------------------------------------------------

43 PROSPECTUS

TURNER SHORT DURATION FIXED INCOME FUND

Fund Summary

TICKER SYMBOL -- TSDGX - Class I

TICKER SYMBOL -- TDGTX - Class II

CUSIP -- 872524202 - Class I / 872524608 - Class II

FUND NUMBER -- 1304 - Class I / 1308 - Class II

INVESTMENT OBJECTIVE -- Seeks maximum total return consistent with the preservation of capital

INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the U.S.
                    government

SHARE PRICE VOLATILITY -- Low to medium

PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. government securities that are attractively priced

INVESTOR PROFILE -- Investors seeking current income with a limited amount of share price volatility

PRINCIPAL STRATEGY

The Turner Short Duration Fixed Income Fund invests primarily (at least 80% of its net assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association
(GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In selecting investments for the Fund, Turner chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. The Fund seeks to maintain an effective duration that is comparable to or less than that of three-year U.S. Treasury notes. The Fund may invest in securities with any maturity.




PRINCIPAL RISKS


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that short duration U.S. government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

THE FUND MAY BUY AND SELL SECURITIES FREQUENTLY AS PART OF ITS INVESTMENT STRATEGY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITIES.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The first four years of performance shown is for the Alpha Select Turner Short Duration Government Fund - Three Year Portfolio, the Fund's predecessor. The Fund became part of the Turner Funds on July 1, 1999.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.1

1995           11.18%

1996            5.26%

1997            6.92%

1998            6.93%

1999            2.75%

2000            8.25%

2001            6.74%

2002            5.18%


(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS I SHARES COMMENCED OPERATIONS ON MARCH 1, 1994.


         BEST QUARTER            WORST QUARTER
             3.24%                   0.23%
           (3/31/95)              (12/31/01)

                                                                   PROSPECTUS 44


                                         TURNER SHORT DURATION FIXED INCOME FUND


This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 2002, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

---------------------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS         SINCE INCEPTION
---------------------------------------------------------------------------------------------
Turner Short Duration Fixed Income
  Fund - Class I Shares
  Before taxes on distributions                   5.18%       5.95%              6.15%(2)
  After taxes on distributions                    3.70%       3.67%              3.78%(2)
  After taxes on distributions
   and sale of shares                             3.20%       3.63%              3.74%(2)

Lehman Brothers 1-(3)  Year
  U.S. Government Bond Index(1)                   6.01%       6.51%              6.40%(3)

Turner Short Duration Fixed Income
  Fund - Class II Shares                          4.93%       N/A                7.02%(4)

Lehman Brothers 1-(3)  Year
  U.S. Government Bond Index(1)                   6.01%       N/A                6.73%(5)
---------------------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT BOND INDEX IS A WIDELY-RECOGNIZED INDEX OF U.S. GOVERNMENT OBLIGATIONS WITH MATURITIES OF AT LEAST ONE YEAR.

(2)   THE INCEPTION DATE FOR CLASS I SHARES IS MARCH 1, 1994.

(3) THE CALCULATION DATE FOR THE INDEX WITH REGARD TO CLASS I SHARES IS MARCH 31, 1994.

(4)   THE INCEPTION DATE FOR CLASS II SHARES IS APRIL 28, 1999.

(5) THE CALCULATION DATE FOR THE INDEX WITH REGARD TO CLASS II SHARES IS APRIL 30, 1999.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                               CLASS I SHARES          CLASS II SHARES
Investment Advisory Fees                           0.25%                    0.25%
Distribution (12b-1) Fees                          None                     None
Total Other Expenses                               0.35%                    0.60%
                                                  -----                    -----
   Shareholder Servicing Fee                       None                     0.25%(1)

TOTAL ANNUAL FUND OPERATING EXPENSES               0.60%                    0.85%

Fee Waivers and Expense Reimbursements            (0.19)%                  (0.19)%
                                                  -----                    -----
NET TOTAL OPERATING EXPENSES                       0.41%(2)                 0.66%(2)

(1) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

(2) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP "NET TOTAL OPERATING EXPENSES" OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 0.41% AND 0.66%, RESPECTIVELY, THROUGH JANUARY 31, 2004.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Net Total Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                                      1 YEAR              3 YEARS            5 YEARS         10 YEARS
Turner Short Duration Fixed Income Fund
   - Class I Shares                                     $42                 $173              $316              $732

Turner Short Duration Fixed Income Fund
   - Class II Shares                                    $67                 $252              $453            $1,031
-----------------------------------------------------------------------------------------------------------------------

45 PROSPECTUS


INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI).

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if Turner believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

INVESTMENT ADVISERS

Turner, an SEC-registered adviser, serves as the Adviser to all Funds except the Small Cap Value Opportunities and Small Cap Equity Funds. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Turner also ensures compliance with the Funds' investment policies and guidelines.

Turner also serves as Administrator to all Funds, for which it receives an annual administration fee of 0.15% of the Funds' aggregate average daily net assets up to $2 billion and 0.125% of such assets in excess of $2 billion.

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Funds and Turner, that permits Turner to use a "manager of managers" approach in providing investment advisory services to its Funds. Pursuant to the terms of the order, Turner, subject to the supervision and approval of the Funds' Board of Trustees, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, Turner would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits Turner and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

Turner is not currently using a multi-manager approach to managing the Funds. It may employ such an approach when one of several situations arises. For example, if Turner determines that it does not have the expertise in an investment style or sector that it thinks a Fund should track, it may select a sub-adviser that can fulfill this task. Also, if Turner or one of the Funds' sub-advisers reaches capacity on assets managed within a Fund, Turner may select another sub-adviser if the Fund needs to add "capacity." Therefore, even where Turner does implement the "manager of managers" approach, not all of the Funds will rely on the approach at any given time.

When and if Turner determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the Fund's investment programs. It is expected that the "manager of managers" approach, when used from time to time by Turner and the Funds, will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and Turner; and (iii) relieve shareholders of the very responsibility that they are paying Turner to assume, that is, the selection, termination and replacement of sub-advisers. Shareholder approval will be obtained before the "manager of managers" structure is used for any particular Fund.

As investment adviser to the Funds, Turner has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of its Funds.

As of DECEMBER 31, 2002, Turner had approximately $8 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) of:

   TURNER DISCIPLINED LARGE CAP GROWTH FUND                   0.60%
   TURNER MIDCAP GROWTH FUND                                  0.75%
   TURNER SMALL CAP GROWTH FUND                               0.96%
   TURNER MICRO CAP GROWTH FUND                               0.97%
   TURNER LARGE CAP VALUE FUND                                0.15%
   TURNER CORE VALUE FUND                                     0.71%
   TURNER SMALL CAP VALUE FUND                                0.85%
   TURNER TECHNOLOGY FUND                                     0.58%
   TURNER CONCENTRATED GROWTH FUND                            0.70%
   TURNER NEW ENTERPRISE FUND                                 0.02%
   TURNER HEALTHCARE & BIOTECHNOLOGY FUND                     0.78%
   TURNER TAX MANAGED U.S. EQUITY FUND                        0.44%
   TURNER CORE FIXED INCOME FUND                              0.33%
   TURNER ULTRA SHORT DURATION
     FIXED INCOME FUND                                        0.01%
   TURNER SHORT DURATION FIXED
     INCOME FUND                                              0.01%


FOR ITS SERVICES DURING THE MOST RECENT FISCAL YEAR, TURNER RECEIVED NO ADVISORY FEES, AND WAIVED/REIMBURSED EXPENSES OF:

   TURNER TOTAL RETURN FIXED INCOME FUND
     (FORMERLY TURNER CORE HIGH QUALITY
     FIXED INCOME FIND)                                       0.33%

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 46


                                                            PORTFOLIO MANAGEMENT


Turner began providing investment advisory services to the Turner LARGE CAP GROWTH OPPORTUNITIES FUND ON AUGUST 19, 2002, THE TURNER Financial Services Fund ON NOVEMBER 12, 2001 AND THE TURNER HIGH YIELD FUND ON MAY 1, 2002. FOR ITS SERVICES, TURNER IS ENTITLED TO RECEIVE BASE INVESTMENT ADVISORY FEES AS
FOLLOWS:

   TURNER LARGE CAP GROWTH
     OPPORTUNITIES FUND                              0.75%
   TURNER FINANCIAL SERVICES FUND                    1.00%
   TURNER HIGH YIELD FUND                            0.55%


Turner pays sub-advisory fees to Clover Capital Management from its advisory fee, if any.


Fees for the TECHNOLOGY, Concentrated Growth, New Enterprise, Financial Services and Healthcare & Biotechnology Funds may be higher or lower, however, depending on a Fund's performance relative to its benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. Advisory fees for these Funds may therefore range from a lowest possible fee of 0.70% to a highest possible fee of 1.50%.


For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) Turner has represented to the Board that if it decides to discontinue this arrangement, Turner will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.


TIM, an SEC-registered adviser, serves as the Adviser to the Small Cap Value Opportunities and Small Cap Equity Funds. TIM has its offices in Hartford, CT and is an affiliate of Turner.


TIM makes investment decisions for its Funds and continuously reviews, supervises and administers their investment programs. TIM also ensures compliance with its Funds' investment policies and guidelines.

For its services, TIM is entitled to receive base investment advisory fees as follows:

   TURNER SMALL CAP EQUITY FUND                      0.95%*
   TURNER SMALL CAP VALUE                            0.95%
   OPPORTUNITIES FUND


*Effective May 1, 2002, TIM contractually agreed to reduce its advisory fee for the Small Cap Equity Fund to 0.85% THROUGH JANUARY 31, 2004.


PRIOR PERFORMANCE INFORMATION RELATING TO TIM.


Although the Small Cap Value Opportunities and Small Cap Equity Funds have no prior performance history, the two principal employees of TIM, Thomas DiBella and Kenneth Gainey, have substantial experience in managing investment companies that focus on small cap issuers. While they were employed by Aeltus Investment Management, Messrs. DiBella and Gainey were solely responsible for managing mutual funds with a small cap orientation. The combined performance history for those funds, taken from publicly-available sources, is set out below. Please note that this performance history is net of all fees charged to investors in the funds and that THIS performance would have been different had the expense ratio of the Turner Funds discussed in this prospectus been applied INSTEAD. The performance numbers are derived from a simple averaging of the annual returns reported by the funds managed by Messrs. DiBella and Gainey for the PERIODS shown. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

     1 Year Annual Return                           3.14%
     3 Year Average Annual Return                   7.13%
     5 Year Average Annual Return                   5.01%
     Since Inception*                              12.74%


                                                                  1-800-224-6312

47 PROSPECTUS

PORTFOLIO MANAGEMENT


--------------------------------------------------------------------------------
AVERAGE RETURNS - 1994 TO  2002 (AS OF 12/31)


  2002   2001   2000    1999   1998   1997    1996   1995       1994
  ----   ----   ----    ----   ----   ----    ----   ----       ----

 -7.39%  3.87%  7.19%  30.03%  1.19%  33.89%  13.62  48.17      1.30%

*     JANUARY 1994 TO DECEMBER 2001

INVESTMENT SUB-ADVISER


Clover Capital Management, Inc., ("Clover") an SEC-registered adviser, began serving as the Sub-Adviser to the Small Cap Value, Core Value, Large Cap Value and Core Fixed Income Funds on May 1, 2001. Prior to that date, Clover served as these Funds' investment adviser. As Sub-Adviser, Clover makes investment decisions for the Funds and also ensures compliance with the Funds' investment policies and guidelines. As of DECEMBER 31, 2002, Clover had approximately $1.7 billion in assets under management.


For its services as investment SUB-ADVISER, Clover received investment SUB-advisory fees (after waivers and reimbursements) of:

   TURNER LARGE CAP VALUE FUND                       0.37%
   TURNER CORE VALUE FUND                            0.395%
   TURNER SMALL CAP VALUE FUND                       0.50%
   TURNER CORE FIXED INCOME FUND                     0.225%

PORTFOLIO MANAGERS


The Disciplined Large Cap Growth Fund is managed by a committee comprised of Robert Turner, Mark Turner , Chris Perry, ROBB PARLANTI AND KENNY TURNER. The Large Cap Growth Opportunities Fund is managed by a TEAM comprised of Robert Turner, MARK TURNER, ROBB PARLANTI, CHRIS PERRY AND KENNY Turner. The Midcap Growth and Concentrated Growth Funds are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh, Frank Sustersic and Jason Schrotberger. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail and Heather McMeekin. The Large Cap Value Fund is managed by a committee led by Lawrence Creatura and Paul Spindler. The Core Value Fund is managed by a committee led by Michael Jones and Matthew Kaufler. The Small Cap Value Fund is managed by a committee led by Michael Jones and Lawrence Creatura. The Small Cap Value Opportunities Fund and Small Cap Equity Fund are managed by Thomas DiBella and Kenneth Gainey. The Technology Fund is managed by a committee comprised of Robert Turner, Chris McHugh AND TARA HEDLUND. The New Enterprise Fund is managed by a committee comprised of Chris McHugh, Jason Schrotberger and Tara Hedlund. The Financial Services Fund is managed by a committee comprised of Chris Perry and Frank Sustersic. The Healthcare & Biotechnology Fund is managed by a committee comprised of Frank Sustersic, Chris Perry and Heather McMeekin. The Tax Managed U.S. Equity Fund is managed by a committee comprised of ROBERT Turner, MARK TURNER AND David Kovacs. THE CORE FIXED INCOME FUND IS MANAGED BY A COMMITTEE LED BY RICHARD HUXLEY AND JOSEPH Cerqua. The Total Return Fixed Income FUND AND HIGH YIELD FUND are managed by a committee OF ROGER EARLY, PAUL MATLACK AND JOHN MCCARTHY. THE ULTRA SHORT DURATION FIXED INCOME FUND AND SHORT DURATION FIXED INCOME FUND ARE MANAGED BY THE TEAM of Roger Early and Paul Matlack. The background of each portfolio manager is set forth below.


Robert E. Turner, CFA, Chairman and Chief Investment Officer - GROWTH Equities founded Turner in 1990. Mr. Turner is the lead manager of the Disciplined Large Cap Growth, Large Cap Growth Opportunities, Technology, Concentrated Growth and Tax Managed U.S. Equity FUNDS, AND COMANAGER OF THE MIDCAP GROWTH FUND. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 21 years of investment experience.


Mark Turner, Vice Chairman, Senior Portfolio MANAGER/SECURITY ANALYST, co-founded Turner in 1990. Mr. Turner is COMANAGER of the TAX MANAGED U.S. EQUITY Fund. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 19 years of investment experience.

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. Mr. Cerqua is COMANAGER of the Core Fixed Income Fund. PRIOR TO 1995, HE WAS A RETAIL MANAGER WITH LECHMERE, INC. HE HAS OVER 7 YEARS OF INVESTMENT EXPERIENCE.

Lawrence R. Creatura, CFA, joined Clover in 1994 and is a Vice President of Investments. Mr. Creatura is COMANAGER of the Large Cap Value and Small Cap Value Funds. Prior to 1994, he was a Laser Systems Engineer/ Researcher for Laser Surge, Inc. He has 8 years of investment experience.

Thomas DiBella, CFA, CPA, Senior Portfolio MANAGER/SECURITY ANALYST, joined TIM in March 2002 as one of its founding members. Mr. DiBella is COMANAGER of the Small Cap Value Opportunities and Small Cap Equity Funds. A Prior to 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 19 years of investment experience.


PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 48


                                                            PORTFOLIO MANAGEMENT


Roger A. Early, CFA, CPA, CFP, Chief Investment Officer-Fixed Income, joined Turner in March 2002. Mr. Early is THE LEAD MANAGER ON THE Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds, COMANAGER OF THE HIGH YIELD FUND AND IS A MEMBER OF THE COMMITTEE THAT MANAGES THE TOTAL RETURN FIXED INCOME FUND. Previously, he was Vice President/Senior Portfolio Manager-Equities and Fixed Income of Rittenhouse Financial (June 2001 to February 2002), and Senior Vice President and Director of Investment Grade Fixed Income, Delaware Investment Advisors (July 1994 to June 2001). He has 20 years of investment experience.

Kenneth Gainey, CFA, Senior Portfolio MANAGER/SECURITY ANALYST, joined TIM in March, 2002 as one of its founding members. Mr. Gainey is COMANAGER of the Small Cap Value Opportunities and Small Cap Equity Fund. Prior to 2002, Mr. Gainey held various financial and portfolio management decisions with Aeltus Investment Management and Aetna International, Inc./Aetna Financial Services. He has 11 years of investment experience.





TARA R. Hedlund, CPA, Security Analyst - Technology Sector, joined Turner in April 2000. MS. HEDLUND IS COMANAGER OF THE TECHNOLOGY AND NEW ENTERPRISE FUNDS. Previously, she was an Audit Engagement Senior with Arthur Andersen LLP from 1997 to 2000.

Richard J. Huxley joined Clover in 1986 and is the Executive Vice President and Fixed Income Manager for Clover. Mr. Huxley is COMANAGER of the Core Fixed Income Fund. He has over 22 years of investment experience.

Michael E. Jones, CFA, is a co-founder and Managing Director of Clover. Mr. Jones is COMANAGER of the Core Value and Small Cap Value Funds. He has over 23 years of investment experience.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover in 1991. Mr. Kaufler is COMANAGER of the Core Value Fund. Prior to his current position, he was Assistant VP and Portfolio Manager at Chase Manhattan. He has 17 years of investment experience.

David Kovacs, CFA, Senior Portfolio MANAGER/SECURITY ANALYST, joined Turner in 1998. Mr. Kovacs is COMANAGER of the Tax Managed U.S. Equity Fund. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Pilgrim Baxter & Associates. He has 11 years of investment experience.

Paul A. Matlack, CFA, Senior Portfolio Manager, joined Turner in March 2002. Mr. Matlack is THE LEAD MANAGER OF THE HIGH YIELD FUND, COMANAGER OF THE Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds, AND IS A MEMBER OF THE COMMITTEE THAT MANAGEs THE TOTAL RETURN FIXED INCOME FUND. Previously, he was Vice President, Senior Portfolio Manager, and co-head of the High Yield Group with Delaware Investment Advisors (September 1989 to September 2000). He has 16 years of investment experience.


JOHN MCCARTHY, CFA, JOINED TURNER IN 2002. MR. MCCARTHY IS THE COMANAGER OF THE HIGH YIELD FUND AND A MEMBER OF THE COMMITTEE THAT MANAGES THE TOTAL RETURN FIXED INCOME FUND. PREVIOUSLY, HE WAS A SENIOR HIGH YIELD ANALYST, AND MORE RECENTLY, A SENIOR MUNICIPAL BOND TRADER FOR DELAWARE INVESTMENTS. HE HAS 15 YEARS OF INVESTMENT EXPERIENCE.


Christopher K. McHugh, Senior Portfolio MANAGER/SECURITY ANALYST, CO-FOUNDED Turner in 1990. Mr. McHugh is lead manager of the Midcap Growth and New Enterprise Funds AND IS COMANAGER OF THE SMALL CAP GROWTH FUND. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 16 years of investment experience.


Heather F. McMeekin, Security Analyst - HEALTHCARE SECTOR, joined Turner in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. Previously, Ms. McMeekin was a Sales & Investment Associate with Donaldson, Lufkin & Jenrette from 1995 to 1998.

Bill McVail, CFA, Senior Portfolio MANAGER/SECURITY ANALYST, joined Turner in 1998. Mr. McVail is lead manager of the Small Cap Growth Fund. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 15 years of investment experience.

Robb J. Parlanti, CFA, Senior Portfolio MANAGER/SECURITY ANALYST, joined Turner in 1993. MR. PARLANTI IS A COMANAGER OF THE DISCIPLINED LARGE CAP GROWTH FUND AND LARGE CAP GROWTH OPPORTUNITIES FUND. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 15 years of investment experience.

Chris Perry, CFA, Senior Portfolio MANAGER/SECURITY ANALYST, joined Turner in 1998. Mr. Perry is a member of the committee that manages the DISCIPLINED LARGE CAP GROWTH FUND AND Large Cap Growth Opportunities Fund, and is lead manager FOR the Financial Services Fund. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 11 years of investment experience.


DAMIAN A. PETRONE, QUANTITATIVE ANALYST, JOINED TURNER IN 2002. MR. PETRONE RECEIVED HIS B.S. IN COMPUTER SCIENCE FROM PRINCETON UNIVERSITY.

Jason D. Schrotberger, CFA, Security Analyst - CONSUMER SECTOR, joined Turner in February 2001. From 1998 to 2001 he was an Investment Analyst with BlackRock Financial Management. Previously, he was an Equity Analyst with PNC Asset Management from 1997 until 1998.


Paul W. Spindler, CFA, joined Clover Capital in 1998 and is a Vice President of Investments. Mr. Spindler is COMANAGER of the Large Cap Value Fund. He has over 12 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio MANAGER/SECURITY ANALYST, joined Turner in 1994. Mr. Sustersic is lead manager of the Micro Cap Growth and Healthcare & Biotechnology Funds. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He has 13 years of investment experience.


Kenny Turner, Security Analyst - CYCLICAL SECTOR, joined Turner in August 2001. Previously, he was a Management/Systems Consultant for Primary Colors Daycare Centers from 1998 to 1999. He also was a Sales Force Automation Trainer for Tech Resources Group, Inc. during 1999.


RICK WETMORE, SECURITY ANALYST - FINANCIAL SERVICES, JOINED TURNER IN 2001. MR. WETMORE received his B.S. in ECONOMICS from the University of PENNSYLVANIA - WHARTON SCHOOL.

                                                                   PROSPECTUS 49


                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS



o     NO SALES CHARGES


            THERE ARE NO SALES CHARGES WHEN YOU PURCHASE EITHER CLASS I SHARES OR CLASS II SHARES OF THE TURNER FUNDS.

o     HOW TO BUY SHARES (SEE CHART ON PAGE 52 FOR DETAILS)

            BY PHONE, MAIL, WIRE OR ONLINE AT WWW.TURNERINVESTMENTS.COM;

            THROUGH THE SYSTEMATIC INVESTMENT PLAN; AND

            THROUGH EXCHANGES FROM ANOTHER TURNER FUND.

o     MINIMUM INITIAL INVESTMENT

            IN GENERAL, EACH FUND'S MINIMUM INITIAL IS $2,500;

            THE MINIMUM INITIAL INVESTMENT FOR THE SYSTEMATIC INVESTMENT PLAN IS $100; AND

            THE MINIMUM INITIAL INVESTMENTS FOR INDIVIDUAL RETIREMENT ACCOUNTS IS $2,000.

WE RESERVE THE RIGHT TO WAIVE THE MINIMUM INITIAL INVESTMENT REQUIREMENT.

o     MINIMUM SUBSEQUENT INVESTMENTS

            $50 BY PHONE, MAIL, WIRE OR ONLINE; AND

            $25 THROUGH THE SYSTEMATIC INVESTMENT PLAN.

o     SYSTEMATIC INVESTING

            OUR SYSTEMATIC INVESTMENT PLAN ALLOWS YOU TO PURCHASE SHARES AUTOMATICALLY THROUGH REGULAR DEDUCTIONS FROM YOUR BANK CHECKING OR SAVINGS ACCOUNT IN ORDER TO REACH THE $2,500 MINIMUM INVESTMENT. PLEASE CONTACT US FOR INFORMATION REGARDING PARTICIPATING BANKS.

            YOU WILL NEED A MINIMUM INVESTMENT OF $100 TO OPEN YOUR ACCOUNT AND SCHEDULED INVESTMENTS OF AT LEAST $25.

            IF YOU STOP YOUR SCHEDULED INVESTMENTS BEFORE REACHING THE $2,500 MINIMUM INVESTMENT, WE RESERVE THE RIGHT TO CLOSE YOUR ACCOUNT. WE WILL PROVIDE 60 DAYS WRITTEN NOTICE TO GIVE YOU TIME TO ADD TO YOUR ACCOUNT, AND AVOID THE SALE OF YOUR SHARES.

o     SYSTEMATIC WITHDRAWAL PLAN

            IF YOU HAVE AT LEAST $10,000 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. UNDER THE PLAN, YOU MAY ARRANGE FOR MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL AUTOMATIC WITHDRAWALS OF AT LEAST $50 FROM ANY FUND. THE PROCEEDS OF EACH WITHDRAWAL WILL BE MAILED TO YOU BY CHECK OR, IF YOU HAVE A CHECKING OR SAVINGS ACCOUNT WITH A BANK, THROUGH ELECTRONIC TRANSFER TO YOUR ACCOUNT.

o     MINIMUM ACCOUNT SIZE

            IN GENERAL, YOU MUST MAINTAIN A MINIMUM ACCOUNT BALANCE OF $1,000. IF YOUR ACCOUNT DROPS BELOW $1,000 DUE TO REDEMPTIONS, YOU MAY BE REQUIRED TO SELL YOUR SHARES.

            YOU WILL RECEIVE AT LEAST 60 DAYS' WRITTEN NOTICE TO GIVE YOU TIME TO ADD TO YOUR ACCOUNT AND AVOID THE SALE OF YOUR SHARES.

                                                                  1-800-224-6312

50 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

o     CHOOSING CLASS I OR CLASS II SHARES

            CLASS I AND CLASS II SHARES HAVE DIFFERENT EXPENSES AND OTHER CHARACTERISTICS. CLASS I SHARES HAVE LOWER ANNUAL EXPENSES WHILE CLASS II SHARES HAVE HIGHER ANNUAL EXPENSES. THE PERFORMANCE OF CLASS I AND CLASS II SHARES WILL DIFFER DUE TO DIFFERENCES IN EXPENSES.

            CLASS I SHARES ARE FOR INDIVIDUAL INVESTORS AND FOR CERTAIN INSTITUTIONAL INVESTORS INVESTING FOR THEIR OWN OR THEIR CUSTOMERS' ACCOUNT.

            CLASS II SHARES ARE FOR INVESTMENTS MADE THROUGH FINANCIAL INSTITUTIONS OR INTERMEDIARIES.

            THE FOLLOWING FUNDS CURRENTLY OFFER CLASS II SHARES: TURNER MIDCAP GROWTH FUND, TURNER HEALTHCARE & BIOTECHNOLOGY FUND, TURNER SMALL CAP VALUE OPPORTUNITIES FUND, TURNER SMALL CAP EQUITY FUND, TURNER TAX MANAGED U.S. EQUITY FUND, TURNER ULTRA SHORT DURATION FIXED INCOME FUND AND TURNER SHORT DURATION FIXED INCOME FUND.

o     WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARESo

            YOU MAY PURCHASE, SELL OR EXCHANGE SHARES ON ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN FOR BUSINESS. WE DEFINE THIS AS A "BUSINESS DAY."

            YOU MAY PURCHASE, SELL OR EXCHANGE SHARES BY PHONE ON ANY BUSINESS DAY BETWEEN 9:00 A.M. AND 4:00 P.M.

            IN ORDER TO RECEIVE THE CURRENT BUSINESS DAY'S NET ASSET VALUE (NAV) ALL trades must be received by the Funds' Transfer Agent by 4:00 P.M. (Eastern time). Trades received after THAT TIME will be executed at the following BUSINESS DAY'S CLOSING PRICE.

o     HOW FUND PRICES ARE CALCULATED

            THE PRICE PER SHARE (ALSO REFERRED TO AS THE OFFERING PRICE) WILL BE THE NAV DETERMINED AFTER THE FUNDS RECEIVE YOUR PURCHASE ORDER.

            THE FUNDS' NAV IS CALCULATED ONCE EACH BUSINESS DAY AT THE REGULARLY SCHEDULED CLOSE OF NORMAL TRADING ON THE NYSE (USUALLY 4:00 P.M. EASTERN TIME). SHARES ARE NOT PRICED ON DAYS IN WHICH THE NYSE IS CLOSED FOR TRADING.

            IN CALCULATING THE NAV, A FUND GENERALLY VALUES ITS INVESTMENT PORTFOLIO AT MARKET PRICE. IF MARKET PRICES ARE UNAVAILABLE OR THE FUND THINKS THAT THEY ARE UNRELIABLE, FAIR VALUE PRICES MAY BE DETERMINED IN GOOD FAITH USING METHODS APPROVED BY THE BOARD OF TRUSTEES.

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 51

                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

o     EXCHANGING SHARES

            CLASS I SHARES OF A FUND MAY BE EXCHANGED FOR CLASS I SHARES OF ANOTHER FUND, AND CLASS II SHARES OF A FUND MAY BE EXCHANGED FOR CLASS II SHARES OF ANOTHER FUND, SUBJECT TO ANY APPLICABLE LIMITATIONS RESULTING FROM THE CLOSING OF FUNDS TO NEW INVESTORS.

            WHEN YOU EXCHANGE SHARES, YOU ARE SELLING YOUR SHARES AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAV NEXT CALCULATED AFTER WE RECEIVE YOUR EXCHANGE REQUEST.

            WE LIMIT THE NUMBER OF EXCHANGES BETWEEN FUNDS TO 10 PER YEAR.

            WE MAY CHANGE OR CANCEL OUR EXCHANGE POLICY AT ANY TIME UPON 60 DAYS' NOTICE.

o     PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS

            YOU MAY ALSO PURCHASE, SELL OR EXCHANGE SHARES THROUGH ACCOUNTS WITH BROKERS AND OTHER FINANCIAL INSTITUTIONS THAT ARE AUTHORIZED TO PLACE TRADES IN FUND SHARES FOR CUSTOMERS. IF YOU INVEST THROUGH AN AUTHORIZED INSTITUTION, YOU WILL HAVE TO FOLLOW ITS PROCEDURES, WHICH MAY DIFFER FROM THE PROCEDURES FOR INVESTING DIRECTLY WITH US. FOR EXAMPLE, IN ORDER FOR YOUR TRANSACTION TO BE PROCESSED ON THE DAY THAT THE ORDER IS PLACED, YOUR FINANCIAL INSTITUTION MAY REQUIRE YOU TO PLACE YOUR ORDER AT AN EARLIER TIME IN THE DAY THAN WOULD BE REQUIRED IF YOU WERE PLACING THE ORDER DIRECTLY WITH THE FUNDS. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO US.

            YOUR BROKER OR INSTITUTION MAY CHARGE A FEE FOR ITS SERVICES, IN ADDITION TO THE FEES CHARGED BY THE FUNDS. FOR MORE INFORMATION ABOUT HOW TO PURCHASE, sell or exchange Fund shares THROUGH YOUR FINANCIAL INSTITUTION, YOU SHOULD CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

o     LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

            THE FUND WILL ONLY ACCEPT PURCHASE REQUESTS THAT ARE IN GOOD ORDER ("GOOD ORDER"). GOOD ORDER REQUIRES THAT THE PURCHASER PROVIDE A COMPLETED AND SIGNED ACCOUNT APPLICATION, INCLUDING THE PURCHASER'S SOCIAL SECURITY NUMBER, TAX IDENTIFICATION NUMBER, AND OTHER IDENTIFICATION REQUIRED BY LAW OR REGULATION. WE MAY REQUIRE THAT YOU PROVIDE PHOTO IDENTIFICATION SUCH AS A DRIVER'S LICENSE OR PASSPORT AND MAY TELEPHONE YOU TO VERIFY INFORMATION YOU HAVE PROVIDED. IF YOU DO NOT PROVIDE THE REQUIRED INFORMATION OR IF WE ARE UNABLE TO VERIFY YOUR IDENTITY, THE FUND RESERVES THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE SUCH OTHER STEPS AS WE DEEM REASONABLE. WE CAN ACCEPT PURCHASES ONLY IN U.S. DOLLARS DRAWN ON U.S. BANKS. WE CANNOT ACCEPT CASH, CASHIER'S CHECKS, TRAVELER'S CHECKS, MONEY ORDERS, CREDIT CARDS, CREDIT CARD CHECKS, OR THIRD-PARTY CHECKS (EXCEPT FOR PROPERLY ENDORSED IRA ROLLOVER CHECKS).

            THE FUNDS WILL NORMALLY SEND YOUR SALE PROCEEDS WITHIN THREE BUSINESS DAYS AFTER THEY RECEIVE YOUR REDEMPTION REQUEST, BUT IT MAY TAKE UP TO SEVEN DAYS. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE (ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE, OR EXCHANGE REQUESTS MAY NOT BE PERMITTED, UNTIL YOUR INVESTMENT HAS CLEARED (WHICH FOR CHECKS MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE).

            THE FUNDS MAY SUSPEND YOUR RIGHT TO SELL YOUR SHARES IF THE NYSE RESTRICTS TRADING, THE SEC DECLARES AN EMERGENCY OR FOR OTHER REASONS. MORE INFORMATION ABOUT THIS IS IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION (SAI).

            WE DO NOT PERMIT MARKET TIMING OR OTHER ABUSIVE TRADING PRACTICES IN OUR FUNDS. EXCESSIVE, SHORT-TERM (MARKET TIMING) OR OTHER ABUSIVE TRADING PRACTICES MAY DISRUPT PORTFOLIO MANAGEMENT STRATEGIES AND HARM FUND

            PERFORMANCE. WE RESERVE THE RIGHT THE REJECT ANY PURCHASE ORDER (INCLUDING EXCHANGES) FROM ANY INVESTOR WE BELIEVE HAS A HISTORY OF MARKET TIMING OR WHOSE TRADING ACTIVITY, IN OUR JUDGMENT, HAS BEEN OR MAY BE DISRUPTIVE TO THE FUND. IN MAKING THIS DETERMINATION, WE MAY CONSIDER TRADING DONE IN MULTIPLE ACCOUNTS UNDER COMMON OWNERSHIP OR CONTROL.

PROSPECTUS 52

PURCHASING, SELLING AND EXCHANGING SHARES OF THE TURNER FUNDS


-----------------------------------------------------------------------------------------------------------------------
                              HOW TO OPEN AN ACCOUNT                             HOW TO ADD TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
BY TELEPHONE     CALL 1-800-224-6312 (OPTION 3) between 9:00 A.M.   CURRENT SHAREHOLDERS MAY PURCHASE SHARES BY
                 and 4:00 P.M. (Eastern time) .  YOU MUST           TELEPHONE IF THEY HAVE PREVIOUSLY REQUESTED THIS
                 AUTHORIZE EACH TYPE OF TRANSACTION ON YOUR         PRIVILEGE ON THE ACCOUNT APPLICATION. CALL
                 ACCOUNT APPLICATION THAT ACCOMPANIES THIS          1-800-224-6312 (OPTION 3) AND PROVIDE YOUR
                 PROSPECTUS. IF YOU CALL, THE FUND'S                ACCOUNT NUMBER TO THE TURNER FUNDS
                 REPRESENTATIVE MAY REQUEST PERSONAL                REPRESENTATIVE. YOU MUST THEN INSTRUCT YOUR BANK
                 IDENTIFICATION AND RECORD THE CALL.                TO WIRE THE MONEY. PLEASE SEE THE WIRE
                                                                    INSTRUCTIONS BELOW.
                 IF YOU ALREADY HAVE AN ACCOUNT AND YOU HAVE
                 AUTHORIZED TELEPHONE TRANSACTIONS, YOU MAY OPEN
                 AN ACCOUNT IN ANOTHER TURNER FUND. THE
                 REGISTRATION ON THE ACCOUNTS MUST BE IDENTICAL.

BY INTERNET      YOU CAN ONLY OPEN AN ACCOUNT ONLINE IF YOU         YOU CAN MAKE ADDITIONAL INVESTMENT BY GOING TO
                 ALREADY HAVE AN EXISTING TURNER FUNDS ACCOUNT.     OUR WEBSITE www.turnerinvestments.com.  USE YOU
                 THE REGISTRATION ON THE ACCOUNT MUST BE            EXISTING ACCOUNT NUMBER AND TAX ID NUMBER TO
                 IDENTICAL.                                         CREATE A PERSONAL IDENTIFICATION NUMBER (PIN).
                                                                    THESE INVESTMENTS WILL BE MADE VIA AUTOMATED
                                                                    CLEARING HOUSE (ACH) AND WILL BE DEDUCTED FROM
                                                                    YOUR BANK ACCOUNT. YOUR ACCOUNT WILL BE CREDITED
                                                                    WITH THE ADDITIONAL SHARES ON THE TRADE DATE, BUT
                                                                    THE DOLLAR AMOUNT WILL NOT POST UNTIL IT CLEARS
                                                                    THE BANKING SYSTEM.


-------------------------------------------------------------------------------------------------------------------------
                                  HOW TO SELL SHARES                                HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE       YOU MAY SELL SHARES BY CALLING 1-800-224-6312      YOU MAY EXCHANGE SHARES ON ANY BUSINESS DAY BY
                   (OPTION 3) PROVIDED THAT YOU HAVE PREVIOUSLY       CALLING THE FUNDS AT 1-800-224-6312, OR BY
                   REQUESTED THIS PRIVILEGE ON YOUR ACCOUNT           PLACING THE ORDER THROUGH YOUR FINANCIAL
                   APPLICATION.  THE FUNDS WILL SEND MONEY ONLY TO    INSTITUTION (IF APPLICABLE).  IF YOU RECENTLY
                   THE ADDRESS OF RECORD VIA CHECK, ACH OR BY WIRE    PURCHASED SHARES BY CHECK OF THROUGH ACH, YOU MAY
                   (YOUR BANK MAY CHARGE YOU A WIRE FEE).  THE SALE   NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR
                   PRICE OF EACH SHARE WILL BE THE NEXT NAV           INVESTMENT HAS CLEARED (WHICH MAY TAKE UP TO 15
                   DETERMINED AFTER WE RECEIVE YOUR REQUEST.          DAYS FROM THE DATE OF PURCHASE).

                   Existing shareholders can  SELL SHARES VIA OUR     GO TO www.turnerinvestments.com.
                   WEBSITE www.turnerinvestments.com.  THE SALE
                   PRICE OF EACH SHARE WILL BE THE NEXT NAV
                   DETERMINED AFTER WE RECEIVE YOUR REQUEST.
BY INTERNET        REDEMPTIONS WILL BE FUNDED VIA CHECK, ACH OR
                   WIRE TO THE INSTRUCTIONS OF RECORD.

                                                                   PROSPECTUS 53

-----------------------------------------------------------------------------------------------------------------------
                              HOW TO OPEN AN ACCOUNT                             HOW TO ADD TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
BY MAIL          SEND THE COMPLETED APPLICATION THAT ACCOMPANIES    PLEASE SEND YOUR CHECK PAYABLE TO THE TURNER
                 THIS PROSPECTUS AND A CHECK PAYABLE TO THE         FUNDS ALONG WITH A SIGNED LETTER STATING THE NAME
                 TURNER FUNDS TO:                                   OF THE FUND AND YOUR ACCOUNT NUMBER.

                       THE TURNER FUNDS
                       C/O DST SYSTEMS INC.
                       P.O. Box 219805
                       Kansas, City, MO  64121-9805

                 By express or overnight mail to:

                       The Turner Funds
                       c/o DST Systems Inc.
                       330 W. 9th Street
                       Kansas City, MO  64105

                 CHECKS MUST BE IN U.S. DOLLARS AND DRAWN ON U.S.
                 BANKS. THE FUNDS DO NOT ACCEPT THIRD PARTY
                 CHECKS, CREDIT CARD CHECKS, CHECKS ISSUED BY
                 INTERNET BANKS OR CASH.

BY WIRE          PLEASE CONTACT A TURNER FUNDS' REPRESENTATIVE AT   PLEASE CONTACT A TURNER FUNDS' REPRESENTATIVE AT
                 1-800-224-6312 (OPTION 3) TO LET US KNOW THAT      1-800-224-6312 TO LET US KNOW THAT YOU INTEND TO
                 YOU INTEND TO MAKE YOUR INITIAL INVESTMENT BY      SEND MONEY BY WIRE. WIRE funds to:
                 WIRE.  YOU WILL BE GIVEN A FAX NUMBER TO WHICH
                 YOU SHOULD SEND YOUR COMPLETED ACCOUNT                   United Missouri Bank of Kansas NA
                 APPLICATION.  YOU WILL RECEIVE A TELEPHONE CALL          ABA #101000695
                 FROM OUR REPRESENTATIVES WITH YOUR NEW ACCOUNT           Account # 9870601168
                 NUMBER. WIRE FUNDS TO:                                   Further  CREDIT: [INCLUDE NAME of
                                                                          fund, shareholder name and YOUR
                      UNITED MISSOURI BANK OF KANSAS NA                   Turner Funds account number]
                      ABA #10-10-00695
                      ACCOUNT # 98-7060-116-8
                      FURTHER CREDIT:  [INCLUDE NAME OF FUND,
                      SHAREHOLDER  NAME AND YOUR TURNER FUNDS
                      ACCOUNT NUMBER]

AUTOMATIC        YOU CAN OPEN AN ACCOUNT THROUGH OUR SYSTEMATIC     REGULARLY SCHEDULED INVESTMENTS ($25 MINIMUM) CAN
TRANSACTIONS     INVESTMENT PLAN ($100 MINIMUM).  YOU MUST ELECT    BE DEDUCTED AUTOMATICALLY FROM YOUR BANK CHECKING
                 THIS OPTION ON YOUR ACCOUNT APPLICATION.  PLEASE   OR SAVINGS ACCOUNT.  YOU CAN ARRANGE MONTHLY,
                 CALL A TURNER FUNDS REPRESENTATIVE AT              QUARTERLY, SEMI-ANNUAL OR ANNUAL AUTOMATIC
                 1-800-224-6312 FOR ASSISTANCE.                     INVESTMENTS.


-------------------------------------------------------------------------------------------------------------------------
                                  HOW TO SELL SHARES                                HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
BY MAIL          PLEASE SEND US A LETTER WITH YOUR NAME, FUND       YOU MAY EXCHANGE SHARES ON ANY BUSINESS DAY BY
                 NAME, ACCOUNT NUMBER AND THE AMOUNT OF YOUR        WRITING TO THE FUNDS, OR BY PLACING THE ORDER
                 REQUEST.  ALL LETTERS MUST BE SIGNED BY THE        THROUGH YOUR FINANCIAL INSTITUTION (IF
                 OWNERS OF THE ACCOUNT.  THE SALE PRICE OF EACH     APPLICABLE).  IF YOU RECENTLY PURCHASED SHARES BY
                 SHARE WILL BE THE NEXT NAV DETERMINED AFTER WE     CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO
                 RECEIVE YOUR REQUEST.  ALL PROCEEDS WILL BE        EXCHANGE YOUR SHARES UNTIL YOUR INVESTMENT HAS
                 MAILED OR WIRED (DEPENDING ON INSTRUCTIONS         CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM THE
                 GIVEN) TO THE ADDRESS OR INSTRUCTIONS GIVEN TO     DATE OF PURCHASE).
                 US WHEN THE ACCOUNT WAS OPENED.

BY WIRE          PROCEEDS FROM THE SALE OF SHARES FROM YOUR         NOT APPLICABLE
                 ACCOUNT MAY BE WIRED TO YOUR BANK ACCOUNT. YOUR
                 BANK MAY CHARGE YOU A FEE FOR THIS SERVICE.
                 PLEASE FOLLOW THE INSTRUCTIONS FOR "HOW TO SELL
                 SHARES" BY TELEPHONE ABOVE.

AUTOMATIC        IF YOU HAVE AT LEAST $10,000 IN YOUR ACCOUNT,      NOT APPLICABLE
TRANSACTIONS     YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN.
                 UNDER THIS PLAN, YOU CAN ARRANGE MONTHLY,
                 QUARTERLY, SEMI-ANNUAL OR ANNUAL AUTOMATIC
                 WITHDRAWALS OF AT LEAST $50 FROM ANY FUND. THE
                 PROCEEDS WILL BE MAILED TO YOU BY CHECK OR
                 ELECTRONICALLY TRANSFERRED TO YOUR BANK
                 CHECKING OR SAVINGS ACCOUNT.







54 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

OTHER POLICIES

REDEMPTIONS IN-KIND

THE FUNDS GENERALLY PAY SALE (REDEMPTION) PROCEEDS IN CASH. HOWEVER, UNDER UNUSUAL CONDITIONS THAT MAKE THE PAYMENT OF CASH UNWISE (AND FOR THE PROTECTION OF THE FUNDS' REMAINING SHAREHOLDERS) THE FUNDS MIGHT PAY ALL OR PART OF YOUR REDEMPTION PROCEEDS IN LIQUID SECURITIES WITH A MARKET VALUE EQUAL TO THE REDEMPTION PRICE (REDEMPTION IN KIND). ALTHOUGH IT IS HIGHLY UNLIKELY THAT YOUR SHARES WOULD EVER BE REDEEMED IN-KIND, YOU WOULD PROBABLY HAVE TO PAY BROKERAGE COSTS TO SELL THE SECURITIES DISTRIBUTED TO YOU, AS WELL AS TAXES ON ANY CAPITAL GAINS FROM THE SALE, AS WITH ANY REDEMPTION.

REDEMPTION FEE

SALES OR EXCHANGES OUT OF THE SMALL CAP VALUE OPPORTUNITIES, SMALL CAP EQUITY, NEW ENTERPRISE, FUTURE FINANCIAL SERVICES, HEALTHCARE & BIOTECHNOLOGY, TAX MANAGED U.S. EQUITY AND HIGH YIELD FUNDS WITHIN 90 DAYS OF PURCHASE MAY BE SUBJECT TO A 2% REDEMPTION FEE. THIS FEE WILL NOT BE ASSESSED AGAINST PERSONS WHO HOLD THEIR SHARES THROUGH A SINGLE QUALIFIED RETIREMENT PLAN OR OTHER OMNIBUS ACCOUNT ARRANGEMENT WHERE THE PURCHASE AND SALE ORDERS OF A NUMBER OF PERSONS ARE AGGREGATED BEFORE BEING COMMUNICATED TO THE FUND. WE RESERVE THE RIGHT NONETHELESS TO IMPOSE THE FEE ON THESE ACCOUNTS WHEN A PATTERN OF TRADING IN AN ACCOUNT EMERGES THAT IS HARMFUL TO THE FUND.

IN CALCULATING WHETHER A SALE OF FUND SHARES (INCLUDING AN EXCHANGE) IS SUBJECT TO A REDEMPTION FEE, A SHAREHOLDER'S HOLDINGS WILL BE VIEWED ON A FIRST IN/FIRST OUT BASIS. THIS MEANS THAT, IN DETERMINING WHETHER ANY FEE IS DUE, THE SHAREHOLDER WILL BE DEEMED TO HAVE SOLD THE SHARES HE OR SHE ACQUIRED EARLIEST. THE FEE WILL BE CALCULATED BASED ON THE CURRENT PRICE OF THE SHARES AS OF THE TRADE DATE OF THE SALE OR EXCHANGE. DIVIDENDS AND CAPITAL GAINS ARE NOT SUBJECT TO THE REDEMPTION FEE. THE FUNDS WILL PROVIDE NOTICE TO SHAREHOLDERS BEFORE THEY IMPLEMENT THE REDEMPTION FEE.

TELEPHONE/ONLINE TRANSACTIONS

PURCHASING, SELLING AND EXCHANGING FUND SHARES OVER THE TELEPHONE OR VIA THE WEBSITE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. WE HAVE ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS. SO LONG AS WE FOLLOW THESE SAFEGUARDS AND PROCEDURES, WE GENERALLY WILL NOT BE RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE OR WEB INSTRUCTIONS WE REASONABLY BELIEVE TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT BUSINESS WITH US OVER THE TELEPHONE OR VIA OUR WEBSITE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.

SIGNATURE GUARANTEES

A SIGNATURE GUARANTEE IS A WIDELY ACCEPTED WAY TO PROTECT SHAREHOLDERS BY VERIFYING THE SIGNATURE IN CERTAIN CIRCUMSTANCES INCLUDING:

            WRITTEN REQUESTS FOR REDEMPTIONS IN EXCESS OF $50,000;

            ALL WRITTEN REQUESTS TO WIRE REDEMPTION PROCEEDS TO A BANK OTHER THAN THE BANK PREVIOUSLY DESIGNATED ON THE ACCOUNT APPLICATION; AND

            REDEMPTION REQUESTS THAT PROVIDE THAT THE PROCEEDS SHOULD BE SENT TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD OR TO A PERSON OTHER THAN THE REGISTERED SHAREHOLDER(S) FOR THE ACCOUNT.

SIGNATURE GUARANTEES CAN BE OBTAINED FROM ANY OF THE FOLLOWING INSTITUTIONS: A NATIONAL OR STATE BANK, A TRUST COMPANY, A CREDIT UNION, A FEDERAL SAVINGS AND LOAN ASSOCIATION, OR A BROKER-DEALER THAT IS A MEMBER OF A NATIONAL SECURITIES EXCHANGE. A NOTARIZED SIGNATURE FROM A NOTARY PUBLIC IS NOT SUFFICIENT.

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   55 PROSPECTUS

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES

CLOSING FUNDS TO NEW INVESTORS




WE BELIEVE THAT THERE are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Funds will not do this. A Fund will be closed to new investors once assets under management reach certain specified levels. For the Small Cap Growth, Micro Cap Growth and Small Cap Value Styles, those specified levels have been reached. The Small Cap Growth Fund was closed to most new investors on August 29, 1997, the Micro Cap Growth Fund was closed to most new investors on March 7, 2000, and the Small Cap Value Fund was closed to most new investors on December 28, 2001 and reopened on January 31, 2003. Similarly, Turner's Midcap Growth Style (which includes the assets of the Midcap Growth Fund) will be closed when the assets Turner manages in the style are within the range of $6.2 billion and $8.3 billion. When this asset range is reached, the Midcap Growth Fund will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

IF A FUND IS CLOSED TO NEW INVESTORS, EXISTING SHAREHOLDERS OF THE FUND may continue to make investments and may open additional accounts with the FUND, provided the new accounts are registered in the same SHAREHOLDER name or have the same taxpayer identification or social security number assigned to them. EXISTING SHAREHOLDERS MAY ALSO REINVEST dividends and capital gains distributions IN A CLOSED FUND.




Once a Fund is closed, you may open a new account IN THE FUND only if:


            YOUR business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

            YOU are a current Fund trustee or officer, or an employee of Turner Investment Partners, Inc. or a member of the immediate family of any of these people; or

            YOU are a client of a financial adviser or planner who has client assets invested in the Turner Funds as of the date of any proposed new investment in a Fund.


DISTRIBUTION OF FUND SHARES


Turner Investment Distributors, Inc., a registered broker-dealer that is owned and operated by Turner Investment Partners, Inc., serves as Distributor of the Funds.

The Turner Disciplined Large Cap Growth, Turner Large Cap Growth Opportunities, Turner Small Cap Value, Turner Large Cap Value, Turner Midcap Growth, Turner Small Cap Value Opportunities, Turner Small Cap Equity, Turner Concentrated Growth, Turner Healthcare & Biotechnology, Turner Tax Managed U.S. Equity, Turner High Yield, Turner Ultra Short Duration Fixed Income and Turner Short Duration Fixed Income Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the "Class II Plan"). Under the Class II Plan, a Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Distributor is entitled to receive aggregate fees not exceeding 0.75% of each Fund's Class II Shares' average daily net assets in return for providing a broad range of distribution services. Currently, the Distributor receives aggregate fees of 0.25% of each Fund's Class II Shares' average daily net assets. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees not exceeding 0.25% of each Fund's Class II Shares' average daily net assets in return for providing a broad range of shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts.

                                                                  1-800-224-6312

PROSPECTUS 56

dividends, distributions and taxes

DIVIDENDS AND DISTRIBUTIONS


The Turner Disciplined Large Cap Growth, Turner Large Cap Growth Opportunities, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Small Cap Value Opportunities, Turner Small Cap Equity, Turner Technology, Turner Concentrated Growth, Turner New Enterprise Fund, Turner Financial Services, Turner Healthcare & Biotechnology and Turner Tax Managed U.S. Equity Funds distribute their income annually as a dividend to shareholders. The Turner Large Cap Value, Turner Core Value and Turner Small Cap Value Funds distribute their income, if any, quarterly as a dividend to shareholders. The Turner Core Fixed Income, Turner TOTAL RETURN Fixed Income, Turner High Yield, Turner Ultra Short Duration Fixed Income and Turner Short Duration Fixed Income Funds declare their investment income daily and distribute it monthly as a dividend to shareholders.


The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES.

Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Funds' net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them or take them in cash.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of another Turner Fund is treated the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

The Turner Core Fixed Income, Total Return Fixed Income, Ultra Short Duration Fixed Income and Short Duration Fixed Income Funds each expect to distribute primarily ordinary income distributions.

While the Turner Tax Managed U.S. Equity Fund seeks to minimize taxable distributions, it may not always achieve this goal. Income and capital gains distributions may vary from year to year as a result of the Fund's normal investment activities and cash flows.


Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the portfolio of the Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes it pays. The Fund will provide you with the information necessary to reflect such foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds' SAI.


PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                  1-800-224-6312

                                               PROSPECTUS 57


                                               TURNER FUNDS FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class I and Class II shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period ended September 30 have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the Turner Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

TURNER DISCIPLINED LARGE CAP GROWTH FUND - CLASS I SHARES
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2002       2001       2000(1)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $4.70      $9.81     $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                           --         --         --
   Net Gains or Losses on Securities (both realized and unrealized)    (1.20)     (5.11)     (0.19)
   Total From Investment Operations                                    (1.20)     (5.11)     (0.19)

LESS DISTRIBUTIONS

   Dividends from net investment income                                   --         --         --
   Distributions from capital gains                                       --         --         --
   Return of Capital                                                      --         --         --
   Total Distributions                                                    --         --         --
   Net Asset Value, End of Period                                      $3.50      $4.70      $9.81

TOTAL RETURN+                                                         (25.53)%   (52.09)%    (1.90)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                   $59,971    $53,048     $4,656
   Ratio of Net Expenses to Average Net Assets ++                       0.65%      0.74%      0.75%
   Ratio of Total Expenses to Average Net Assets                        0.90%      1.03%      3.35%
   Ratio of Net Investment Income (Loss) to Average Net Assets ++       0.00%     (0.14)%    (0.14)%
   Portfolio Turnover Rate +++                                        272.99%    376.49%    128.14%

(1) COMMENCED OPERATIONS ON JUNE 14, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

PROSPECTUS 58


TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER LARGE CAP GROWTH OPPORTUNITIES FUND - CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30                                   2002          2001          2000          1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $9.01        $26.20        $18.90        $13.22     $12.28

   Income From Investment Operations
   Net Investment Income (Loss)                                      (0.08)        (0.10)(2)     (0.16)        (0.08)     (0.01)
   Realized and unrealized gains (losses) on investments             (2.34)       (11.63)         8.94          5.76       1.98
   Total From Investment Operations                                  (2.42)       (11.73)         8.78          5.68       1.97

LESS DISTRIBUTIONS

   Distributions from net investment income                             --            --            --            --      (0.01)
   Distributions from capital gains                                     --         (5.46)        (1.48)           --      (1.02)
   Total Distributions                                                  --         (5.46)        (1.48)           --      (1.03)
   Net Asset Value, End of Period                                    $6.59         $9.01        $26.20        $18.90     $13.22

TOTAL RETURN+                                                       (26.86)%      (53.71)%       47.49%        42.97%     17.26%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                  $4,847        $9,776       $41,555        $8,459     $4,328
   Ratio of Net Expenses to Average Net Assets ++                     1.26%(3)      1.25%(3)      0.84%(3)      1.00%      1.00%
   Ratio of Total Expenses to Average Net Assets                      5.98%(3)      3.49%(3)      1.37%(3)      2.41%      7.70%
   Ratio of Net Investment Income (Loss) to Average Net Assets ++    (0.71)%       (0.69)%       (0.71)%       (0.47)%    (0.10)%
   Portfolio Turnover Rate +++                                      391.98%       400.04%       131.19%       370.71%    234.93%

+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS

+++   EXCLUSIVE EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIOD PRIOR TO AUGUST 17, 2002 IS THE FINANCIAL DATA OF THE MERCURY SELECT GROWTH FUND, CLASS I SHARES. FROM THE PERIOD JUNE 19, 2000, TO AUGUST 17, 2002, THE MERCURY SELECT GROWTH FUND OPERATED AS A "FEEDER" FUND THAT SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE "MASTER" PORTFOLIO, A MUTUAL FUND THAT HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. ALL INVESTMENTS ARE MADE AT THE MASTER LEVEL. THIS STRUCTURE IS SOMETIMES CALLED A "MASTER/FEEDER" STRUCTURE. PRIOR TO JUNE 19, 2000, THE FUND OPERATED AS A STAND-ALONE INVESTMENT COMPANY CALLED THE TURNER LARGE CAP GROWTH EQUITY FUND.


(2)   BASED ON AVERAGE SHARES OUTSTANDING.

(3) EXPENSE RATIOS INCLUDE THE MERCURY SELECT GROWTH FUND'S CLASS I SHARES PORTION OF THE MASTER'S ALLOCATED EXPENSES.

AMOUNT DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                               PROSPECTUS 59


                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER MIDCAP GROWTH FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                                  2002        2001         2000         1999        1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $17.40      $46.52        $25.53      $13.87     $14.22

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                       (0.14)      (0.16)        (0.10)      (0.06)     (0.07)
   Realized and Unrealized gains (losses) on investments              (3.48)     (25.89)        23.79       11.72       0.22
   Total From Investment Operations                                   (3.62)     (26.05)        23.69       11.66       0.15

LESS DISTRIBUTIONS

   Distributions from net investment income                              --          --            --          --         --
   Distributions from capital gains                                      --       (3.07)        (2.70)         --      (0.50)
   Total Distributions                                                   --       (3.07)        (2.70)         --      (0.50)
   Net Asset Value, End of Period                                    $13.78      $17.40        $46.52      $25.53     $13.87

TOTAL RETURN+                                                        (20.80)%    (59.00)%       97.35%      84.07%      1.24%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                 $561,244    $595,761    $1,203,756    $148,830    $24,582
   Ratio of Net Expenses to Average Net Assets ++                      1.05%       1.04%         1.03%       1.03%      1.23%
   Ratio of Total Expenses to Average Net Assets                       1.16%       1.12%         1.07%       1.08%      1.73%
   Ratio of Net Investment Income (Loss) to Average Net Assets ++     (0.81)%     (0.77)%       (0.68)%     (0.53)%    (0.69)%
   Portfolio Turnover Rate+++                                        259.62%     335.57%       306.97%     290.79%    304.29%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.



AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

60 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER MIDCAP GROWTH FUND - CLASS II SHARES

FOR THE PERIODS ENDED SEPTEMBER 30:                                 2002       2001(1)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $17.41      $17.30

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                     (0.22)(2)      --
   Realized and Unrealized gains (losses) on investments            (3.47)       0.11
   Total From Investment Operations                                 (3.69)       0.11

 LESS DISTRIBUTIONS

   Distributions from net investment income                            --          --
   Distributions from capital gains                                    --          --
   Total Distributions                                                 --          --
   Net Asset Value, End of Period                                  $13.72      $17.41

TOTAL RETURN+                                                      (21.19)%      0.64%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                   $102          $7
   Ratio of Net Expenses to Average Net Assets ++                    1.55%       1.54%
   Ratio of Total Expenses to Average Net Assets                     1.66%       1.95%
   Ratio of Net Investment Income (Loss) to Average Net Assets ++   (1.25)%     (1.04)%
   Portfolio Turnover Rate +++                                     259.62%     335.57%

+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) COMMENCED OPERATIONS ON SEPTEMBER 24, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(2)   BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                               PROSPECTUS 61


                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SMALL CAP GROWTH FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                                2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $15.65      $44.79      $34.20      $21.49      $26.35

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                    (0.20)      (0.04)      (0.12)      (0.26)      (0.23)
   Realized and unrealized gains (losses) on investments           (2.83)     (18.63)      17.89       12.97       (4.19)
   Total From Investment Operations                                (3.03)     (18.67)      17.77       12.71       (4.42)

LESS DISTRIBUTIONS

   Distributions from net investment income                           --          --          --          --          --
   Distributions from capital gains                                   --      (10.47)      (7.18)         --       (0.25)

   RETURN OF CAPITAL                                                  --          --          --          --       (0.19)

   Total Distributions                                                --      (10.47)      (7.18)         --       (0.44)
   Net Asset Value, End of Period                                 $12.62      $15.65      $44.79      $34.20      $21.49

TOTAL RETURN+                                                     (19.36)%    (49.81)%     56.07%      59.14%     (16.90)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                              $144,181    $241,876    $528,928    $254,077    $147,534
   Ratio of Net Expenses to Average Net Assets ++                   1.25%       1.25%       1.25%       1.25%       1.25%
   Ratio of Total Expenses to Average Net Assets                    1.40%       1.40%       1.27%       1.31%       1.41%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets ++                                        (0.99)%     (0.96)%     (0.93)%     (0.98)%     (0.96)%
   Portfolio Turnover RATE +++                                    188.34%     176.11%     203.01%     223.61%     167.73%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

62 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER MICRO CAP GROWTH FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                          2002          2001        2000        1999(1)       1998(2)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $32.08        $45.92      $21.09       $9.88        $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                              (0.33)        (0.12)      (0.18)      (0.05)        (0.04)
   Realized and unrealized gains (losses) on investments      0.29(3)      (9.02)      26.52       11.26         (0.08)
   Total From Investment Operations                          (0.04)        (9.14)      26.34       11.21         (0.12)

LESS DISTRIBUTIONS

   Distributions from net investment income                     --            --          --          --            --
   Distributions from capital gains                             --         (4.70)      (1.51)         --            --
   Total Distributions                                          --         (4.70)      (1.51)         --            --
   Net Asset Value, End of Period                           $32.04        $32.08      $45.92      $21.09         $9.88

TOTAL RETURN+                                                (0.12)%      (20.23)%    129.02%     113.46%        (1.20)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                        $178,130      $160,010    $187,107     $12,963        $2,843
   Ratio of Net Expenses to Average Net Assets ++             1.31%         1.25%       1.25%       0.90%         1.25%
   Ratio of Total Expenses to Average Net Assets              1.42%         1.40%       1.35%       2.86%         8.18%
   Ratio of Net Investment Income                            (0.88)%       (0.50)%     (0.79)%     (0.47)%       (0.64)%
         (Loss) to Average Net Assets ++
   Portfolio Turnover Rate +++                               88.89%       121.96%     179.08%     239.32%       128.53%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

(1) ON JANUARY 25, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER MICRO CAP GROWTH FUND (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TURNER MICRO CAP GROWTH FUND.

(2) COMMENCED OPERATIONS ON FEBRUARY 27, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                               PROSPECTUS 63


                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER LARGE CAP VALUE FUND - CLASS I SHARES


---------------------------------------------------------------------------------------------------------------------------
FOR THE  PERIODS ENDED SEPTEMBER 30 :                         2002       2001(1)          2000         1999        1998(2)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $9.89       $12.44         $11.43        $9.21       $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                0.10         0.11           0.08         0.13         0.15
   Realized and unrealized gains (losses) on investments      (2.03)       (1.93)          2.06         2.27
                                                                                                                    (0.79)
   Total From Investment Operations                           (1.93)       (1.82)          2.14         2.40        (0.64)

LESS DISTRIBUTIONS

   Distributions from net investment income                   (0.10)       (0.11)         (0.09)       (0.13)       (0.15)
   Distributions from capital gains                              --        (0.62)         (1.04)       (0.05)          --
   Total Distributions                                        (0.10)       (0.73)         (1.13)       (0.18)       (0.15)
   Net Asset Value, End of Period                             $7.86        $9.89         $12.44       $11.43        $9.21

TOTAL RETURN+                                                (19.66)%     (15.47)%        19.84%       26.17%       (6.52)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                           $4,255       $5,152         $5,163       $2,725       $1,776
   Ratio of Net Expenses to Average Net Assets ++              0.95%        0.95%          0.95%        0.95%        0.95%
   Ratio of Total Expenses to Average Net Assets               1.54%        3.56%          3.98%        4.13%       11.40%
   Ratio of Net Investment Income
         (Loss) to Average  Net Assets ++                      1.06%        1.00%          0.75%        1.20%        1.82%
   Portfolio Turnover Rate +++                                70.30%      121.20%        153.58%       92.26%       62.71%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

(1) ON APRIL 30, 2001, SHAREHOLDERS OF THE CLOVER MAX CAP VALUE FUND APPROVED A CHANGE IN THE ADVISER FROM CLOVER CAPITAL MANAGEMENT, INC. TO TURNER INVESTMENT PARTNERS, INC., WITH CLOVER CAPITAL BECOMING THE FUND'S SUB-ADVISER. IN CONNECTION WITH THE CHANGE IN ADVISER THE FUND CHANGED ITS NAME TO THE TURNER LARGE CAP VALUE FUND EFFECTIVE MAY 1, 2001.

(2) COMMENCED OPERATIONS ON OCTOBER 31, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

64 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER CORE VALUE FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                                 2002       2001(1)        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $14.85      $14.23        $15.92      $15.85      $18.99

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                      0.08        0.05          0.05        0.21        0.15
   Realized and unrealized gains (losses) on investments            (0.61)       0.59          1.79        0.74       (1.12)
   Total From Investment Operations                                 (0.53)       0.64          1.84        0.95       (0.97)

LESS DISTRIBUTIONS

   Distributions from net investment income                         (0.08)      (0.02)        (0.07)      (0.21)      (0.15)
   Distributions from capital gains                                 (2.53)         --         (3.46)      (0.67)      (2.02)
   Total Distributions                                              (2.61)      (0.02)        (3.53)      (0.88)      (2.17)
   Net Asset Value, End of Period                                  $11.71      $14.85        $14.23      $15.92      $15.85

TOTAL RETURN+                                                       (6.37)%      4.50%        13.67%       6.13%      (6.00)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                $43,571     $41,715       $45,657     $59,602     $90,806
   Ratio of Net Expenses to Average Net Assets ++                    1.10%       1.10%         1.10%       0.95%       1.10%
   Ratio of Expenses to Average Net Assets
       (excluding waivers and reimbursements)                        1.13%       1.16%         1.11%       0.95%       1.12%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets ++                                0.56%       0.30%         0.34%       1.21%       0.82%
   Portfolio Turnover Rate                                         103.36%     128.18%        90.15%      98.85%      42.10%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS

(1) ON APRIL 30, 2001, SHAREHOLDERS OF THE CLOVER EQUITY VALUE FUND APPROVED A CHANGE IN THE ADVISER FROM CLOVER CAPITAL MANAGEMENT, INC. TO TURNER INVESTMENT PARTNERS, INC., WITH CLOVER CAPITAL BECOMING THE FUND'S SUB-ADVISER. IN CONNECTION WITH THE CHANGE IN ADVISER THE FUND CHANGED ITS NAME TO THE TURNER MIDCAP VALUE FUND EFFECTIVE MAY 1, 2001.



AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                               PROSPECTUS 65


                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SMALL CAP VALUE FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                                2002        2001(1)        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $16.69      $16.36        $13.71      $11.49      $15.94

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                      0.06        0.10         (0.02)      (0.01)      (0.06)
   Realized and unrealized gains (losses) on investments            (1.50)       1.67          3.91        2.48
                                                                                                                      (3.22)
   Total From Investment Operations                                 (1.44)       1.77          3.89        2.47       (3.28)

LESS DISTRIBUTIONS

   Distributions from net investment income                         (0.05)      (0.05)           --          --          --
   Distributions from capital gains                                    --       (1.39)        (1.24)      (0.25)      (1.17)
   Total Distributions                                              (0.05)      (1.44)        (1.24)      (0.25)      (1.17)
   Net Asset Value, End of Period                                  $15.20      $16.69        $16.36      $13.71      $11.49

TOTAL RETURN+                                                       (8.69)%     12.15%        29.59%      21.82%     (21.25)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                               $464,576    $178,164       $36,254     $16,494     $15,662
   Ratio of Net Expenses to Average Net Assets ++                    1.26%       1.28%         1.40%       1.40%       1.40%
   Ratio of Total Expenses to Average Net Assets                     1.26%       1.28%         1.47%       1.72%       1.84%
   Ratio of Net Income (Loss) to Average Net Assets ++               0.31%       0.37%        (0.11)%     (0.10)%     (0.50)%
   Portfolio Turnover Rate +++                                      37.60%     120.40%        85.80%      79.93%      70.02%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

(1) ON APRIL 30, 2001, SHAREHOLDERS OF THE CLOVER SMALL CAP VALUE FUND APPROVED A CHANGE IN THE ADVISER FROM CLOVER CAPITAL MANAGEMENT, INC. TO TURNER INVESTMENT PARTNERS, INC., WITH CLOVER CAPITAL BECOMING THE FUND'S SUB-ADVISER. IN CONNECTION WITH THE CHANGE IN ADVISER THE FUND CHANGED ITS NAME TO THE TURNER SMALL CAP VALUE FUND EFFECTIVE MAY 1, 2001.



AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

66 PROSPECTUS

TURNER FUNDS FINANCIAL HIGHLIGHTS


TURNER  SMALL CAP VALUE OPPORTUNITIES FUND - CLASS  II SHARES

FOR THE PERIODS ENDED SEPTEMBER 30:                                    2002(1)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                           --
   Realized and  UNREALIZED gains (losses) on investments              (0.73)
   Total From Investment Operations                                    (0.73)

LESS DISTRIBUTIONS

   Distributions from net investment income                               --
   Distributions from capital gains                                       --
   Total Distributions                                                    --
   Net Asset Value, End of Period                                      $9.27

TOTAL RETURN+                                                          (7.30)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                      $913
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS ++                       1.45%
   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                        6.18%
   RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS ++       0.08%
   PORTFOLIO TURNOVER RATE                                            141.81%



+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

(1) COMMENCED OPERATIONS ON MARCH 4, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                               PROSPECTUS 67

                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SMALL CAP EQUITY FUND - CLASS II SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                                    2002(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00

INCOME FROM INVESTMENT OPERATIONS

   NET INVESTMENT INCOME (LOSS)                                           --
   REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS               (0.70)
   TOTAL FROM INVESTMENT OPERATIONS                                    (0.70)

LESS DISTRIBUTIONS

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                               --
   DISTRIBUTIONS FROM CAPITAL GAINS                                       --
   TOTAL DISTRIBUTIONS                                                    --
   NET ASSET VALUE, END OF PERIOD                                      $9.30

TOTAL RETURN+                                                          (7.00)%

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD (000)                                    $7,260
   Ratio of Net Expenses to Average Net Assets ++                       1.35%
   Ratio of Total Expenses to Average Net Assets                        3.02%
   Ratio of Net INVESTMENT Income (Loss) to Average Net Assets ++      (0.07)%
   Portfolio Turnover Rate                                             86.94%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

(1) COMMENCED OPERATIONS ON MARCH 4, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

68 PROSPECTUS

TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER TECHNOLOGY FUND - CLASS I SHARES

FOR THE PERIODS ENDED SEPTEMBER 30:                             2002           2001           2000          1999(1)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $4.88         $32.69         $14.06         $10.00

INCOME FROM INVESTMENT OPERATIONS

   NET INVESTMENT INCOME (LOSS)                                 (0.06)         (0.15)         (0.16)         (0.02)
   REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS        (1.79)        (23.42)         20.33           4.08
   TOTAL FROM INVESTMENT OPERATIONS                             (1.85)        (23.57)         20.17           4.06

LESS DISTRIBUTIONS

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                        --             --             --             --
   DISTRIBUTIONS FROM CAPITAL GAINS                                --          (4.24)         (1.54)            --
   TOTAL DISTRIBUTIONS                                             --          (4.24)         (1.54)            --
   NET ASSET VALUE, END OF PERIOD                               $3.03          $4.88         $32.69         $14.06

TOTAL RETURN+                                                  (37.91)%       (81.12)%       149.35%         40.60%

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD (000)                            $11,662        $25,147       $169,353         $8,296
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS ++                0.88%          1.21%          1.35%          1.35%
   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                 1.43%          1.58%          1.67%          3.89%
   RATIO OF NET INCOME (LOSS) TO AVERAGE NET ASSETS ++          (0.84)%        (1.10)%        (1.10)%        (0.87)%
   PORTFOLIO TURNOVER RATE +++                                 734.40%        727.24%      1,340.92%        317.32%

+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. EXCLUDES EFFECTS OF IN-KIND TRANSFERS AND MERGERS.

(1) COMMENCED OPERATIONS ON JUNE 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                              PROSPECTUS 69


                                              TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER CONCENTRATED GROWTH FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                             2002           2001           2000          1999(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $5.76         $24.74         $13.99         $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                    --          (0.09)         (0.11)         (0.02)
   Realized and unrealized gains (losses) on investments        (1.73)        (14.96)         13.06           4.01
   Total From Investment Operations                             (1.73)        (15.05)         12.95           3.99

LESS DISTRIBUTIONS

   Distributions from net investment income                        --             --             --             --
   Distributions from capital gains                                --          (3.93)         (2.20)            --
   Total Distributions                                             --          (3.93)         (2.20)            --
   Net Asset Value, End of Period                               $4.03          $5.76         $24.74         $13.99

TOTAL RETURN+                                                  (30.03)%       (70.40)%        98.58%         39.90%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                            $29,182        $56,803       $246,621        $16,112
   Ratio of Net Expenses to Average Net Assets ++                0.30%          1.05%          1.26%          1.35%
   Ratio of Total Expenses to Average Net Assets                 1.17%          1.32%          1.62%          2.55%
   Ratio of Net Income (Loss) to Average Net Assets ++          (0.03)%        (0.76)%        (0.90)%        (0.87)%
   Portfolio Turnover RATE +++                               1,182.61%      1,117.77%      1,590.94%        369.11%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

(1) COMMENCED OPERATIONS ON JUNE 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

70 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS


TURNER  NEW ENTERPRISE FUND - CLASS I SHARES

FOR THE PERIODS ENDED SEPTEMBER 30:                             2002          2001(1)          2000(2)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $3.29         $12.52           $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                 (0.04)         (0.03)           (0.01)
   Realized and unrealized gains (losses) on investments        (0.98)         (9.20)            2.53
   Total From Investment Operations                             (1.02)         (9.23)            2.52

LESS DISTRIBUTIONS

   Distributions from net investment income                        --             --               --
   Distributions from capital gains                                --             --               --
   Total Distributions                                             --             --               --
   Net Asset Value, End of Period                               $2.27          $3.29           $12.52

TOTAL RETURN+                                                  (31.00)%       (73.72)%          25.20%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                             $3,198         $6,144          $13,750
   Ratio of Net Expenses to Average Net Assets ++                0.98%          1.28%            1.35%
   Ratio of Total Expenses to Average Net Assets                 2.04%          3.13%            2.87%
   Ratio of Net Income (Loss) to Average Net Assets ++          (0.92)%        (1.04)%          (0.83)%
   Portfolio Turnover Rate+++                                  754.09%        758.98%           83.02%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) ON MAY 18, 2001, THE BOARD OF TRUSTEES OF TURNER FUNDS (FORMERLY TIP FUNDS) APPROVED RESOLUTIONS TO CHANGE THE NAME OF THE B2B E-COMMERCE FUND TO THE NEW ENTERPRISE FUND AND TO CHANGE A NON-FUNDAMENTAL INVESTMENT POLICY OF THE FUND TO BE CONSISTENT WITH THE NEW ENTERPRISE FUND'S INVESTMENT OBJECTIVES.

(2) COMMENCED OPERATIONS ON JUNE 30, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 71


                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER FINANCIAL SERVICES FUND - CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30,
APRIL 30 AND OCTOBER 31:                                     2002       2001(2)        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $16.67      $19.76        $17.19      $18.01      $19.61      $12.60

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                              (0.02)      (0.13)        (0.14)      (0.17)      (0.10)      (0.06)
   Realized and unrealized gains (losses) on investments     (1.12)      (2.96)         3.30       (0.65)      (0.31)       7.93
   Total From Investment Operations                          (1.14)      (3.09)         3.16       (0.82)      (0.41)       7.87

LESS DISTRIBUTIONS

   Distributions from net investment income                     --          --            --          --          --          --
   Distributions from capital gains                          (5.42)         --         (0.59)         --       (1.19)      (0.86)
   Total Distributions                                       (5.42)         --         (0.59)         --       (1.19)      (0.86)
   Net Asset Value, End of Period                           $10.11      $16.67        $19.76      $17.19      $18.01      $19.61

TOTAL RETURN+                                               (12.48)     (15.64)%       18.20%      (4.55)%     (0.15)%     63.47%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                         $12,149     $15,554       $23,341     $25,892     $30,797     $33,106
   Ratio of Net Expenses to Average Net Assets ++             1.40%       2.29%         2.11%       2.14%       2.06%       2.27%
   Ratio of Total Expenses to Average Net Assets              2.16%       2.33%         2.11%       2.14%       2.06%       2.10%
   Ratio of Net Income (Loss) to Average Net Assets ++       (0.40)%     (1.19)%       (0.59)%     (0.91)%     (0.62)%     (0.61)%
   Portfolio Turnover RATE +++                              170.97%      51.65%       109.74%     180.47%     205.86%     107.12%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS


(1) ON NOVEMBER 12, 2001, THE TITAN FINANCIAL SERVICES FUND (THE "TITAN FUND") EXCHANGED ALL OF ITS ASSETS AND LIABILITIES FOR SHARES OF THE TURNER FUTURE FINANCIAL SERVICES FUND. THE TITAN FUND IS THE ACCOUNTING SURVIVOR IN THIS TRANSACTION, AND AS A RESULT, THE ACCOUNTING HISTORY AND OPERATING RESULTS FOR THE PERIODS PRIOR TO NOVEMBER 12, 2001 AND HAVE BEEN CARRIED FORWARD IN THESE FINANCIAL HIGHLIGHTS.





(2) FOR THE SIX MONTH PERIOD ENDED OCTOBER 31, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. THE TITAN FUND CHANGED ITS FISCAL YEAR END FROM APRIL 30 TO OCTOBER 31.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

72 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS


TURNER  HEALTHCARE & BIOTECHNOLOGY FUND - CLASS II SHARES

FOR THE PERIODS ENDED SEPTEMBER 30:                                   2002       2001(1)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $11.15      $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                       (0.10)      (0.03)
   Realized and unrealized gains (losses) on investments              (1.20)       1.18
   Total From Investment Operations                                   (1.30)       1.15

LESS DISTRIBUTIONS

   Distributions from net investment income                              --          --
   Distributions from capital gains                                   (0.02)         --
   Total Distributions                                                (0.02)         --
   Net Asset Value, End of Period                                     $9.83      $11.15

TOTAL RETURN+                                                        (11.66)%     11.50%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                   $9,288      $1,192
   Ratio of Net Expenses to Average Net Assets ++                      1.87%       1.50%
   Ratio of Total Expenses to Average Net Assets                       2.33%      13.70%
   Ratio of Net Investment Income (Loss) to Average Net Assets ++     (1.44)%     (0.79)%
   Portfolio Turnover Rate +++                                       202.30%      95.24%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

(1) COMMENCED OPERATIONS FEBRUARY 28, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                              PROSPECTUS 73


                                              TURNER FUNDS FINANCIAL HIGHLIGHTS


TURNER TAX MANAGED U.S. EQUITY FUND - CLASS II SHARES

FOR THE PERIODS ENDED SEPTEMBER 30:                                    2002       2001(1)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $8.18       $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)                                        (0.03)          --
   Realized and unrealized gains (losses) on investments               (1.86)       (1.82)
   Total From Investment Operations                                    (1.89)       (1.82)

LESS DISTRIBUTIONS

   Distributions from net investment income                               --           --
   Distributions from capital gains                                       --           --
   Total Distributions                                                    --           --
   Net Asset Value, End of Period                                      $6.29        $8.18

TOTAL RETURN+                                                         (23.11)%     (18.20)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                                    $4,747       $6,949
   Ratio of Net Expenses to Average Net Assets ++                       1.25%        1.25%
   Ratio of Total Expenses to Average Net Assets                        1.91%        5.35%
   Ratio of Net Investment Income (Loss) to Average Net Assets ++      (0.33)%      (0.20)%
   Portfolio Turnover Rate +++                                        313.38%       91.38%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) COMMENCED OPERATIONS FEBRUARY 28, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

74 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS




TURNER CORE FIXED INCOME FUND - CLASS I SHARES

FOR THE PERIODS ENDED SEPTEMBER 30:                            2002       2001(1)        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $10.20       $9.62         $9.50      $10.41       $9.92

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                        0.52        0.54          0.54        0.53        0.57
   Realized and unrealized gains (losses) on investments        0.35        0.58          0.12       (0.71)       0.51
   Total From Investment Operations                             0.87        1.12          0.66       (0.18)       1.08

LESS DISTRIBUTIONS

   Distributions on net investment income                      (0.52)      (0.54)        (0.54)      (0.53)      (0.57)
   Distributions from capital gains                               --          --            --       (0.20)      (0.02)
   Total Distributions                                         (0.52)      (0.54)        (0.54)      (0.73)      (0.59)
   Net Asset Value, End of Period                             $10.55      $10.20         $9.62       $9.50      $10.41

TOTAL RETURN+                                                   8.85%      11.99%         7.21%      (1.78)%     11.32%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                           $42,924     $34,074       $31,486     $32,729     $33,375
   Ratio of Net Expenses to Average Net Assets ++               0.75%       0.75%         0.75%       0.75%       0.75%
   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                0.87%       1.01%         1.02%       0.97%       0.99%
   Ratio of Net Investment Income to Average Net Assets ++      5.12%       5.50%         5.72%       5.40%       5.67%
   Portfolio Turnover Rate                                     49.30%      34.05%        42.40%      28.47%      27.07%


+     RETURNS ARE FOR THE PERIODS INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS


(1) ON APRIL 30, 2001, SHAREHOLDERS OF THE CLOVER FIXED INCOME FUND APPROVED A CHANGE IN THE ADVISER FROM CLOVER CAPITAL MANAGEMENT, INC. TO TURNER INVESTMENT PARTNERS, INC. WITH CLOVER CAPITAL BECOMING THE FUND'S SUB-ADVISER. IN CONNECTION WITH THE CHANGE IN ADVISER THE FUND CHANGED ITS NAME TO THE TURNER CORE FIXED INCOME FUND, EFFECTIVE MAY 1, 2001.




AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                              PROSPECTUS 75


                                              TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER TOTAL RETURN FIXED INCOME FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                             2002           2001           2000          1999(1)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.53          $9.98          $9.91         $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                         0.50           0.61           0.59           0.14
   Realized and unrealized gains (losses) on investments         0.18           0.55           0.07          (0.09)
   Total From Investment Operations                              0.68           1.16           0.66           0.05

LESS DISTRIBUTIONS

   Distributions from net investment income                     (0.50)         (0.61)         (0.59)         (0.14)
   Distributions from capital gains                             (0.52)            --             --             --
   Total Distributions                                          (1.02)         (0.61)         (0.59)         (0.14)
   Net Asset Value, End of Period                              $10.19         $10.53          $9.98          $9.91

TOTAL RETURN+                                                    6.95%         11.87%          6.97%          0.48%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                             $8,393         $5,811        $13,975        $10,009
   Ratio of Net Expenses to Average Net Assets ++                0.45%          0.45%          0.45%          0.45%
   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                 1.28%          1.58%          1.46%          1.99%
   Ratio of Net Investment Income to Average Net Assets ++       4.90%          5.95%          6.07%          5.67%
   Portfolio Turnover Rate                                     291.12%        203.83%        140.02%         39.70%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS

(1) COMMENCED OPERATIONS ON JUNE 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

76 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS


TURNER HIGH YIELD  FUND - CLASS I SHARES

FOR THE PERIOD ENDED SEPTEMBER 30 AND OCTOBER 31:     2002(1)       2001        2000       1999(2)       1998(3)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $5.49         $8.10       $8.82       $8.91        $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                               0.64          0.78        0.79        0.83          0.37
   Realized and unrealized losses on investments      (1.04)        (2.61)      (0.72)      (0.09)        (1.09)

   TOTAL FROM INVESTMENT OPERATIONS                   (0.40)        (1.83)       0.07        0.74         (0.72)

LESS DISTRIBUTIONS

   Distributions from net investment income           (0.64)        (0.78)      (0.79)      (0.83)        (0.37)
   Distributions from capital gains                      --            --          --          --            --
   TOTAL DISTRIBUTIONS                                (0.64)        (0.78)      (0.79)      (0.83)        (0.37)
   Net Asset Value, End of Period                     $4.45         $5.49       $8.10       $8.82         $8.91

TOTAL RETURN+                                         (8.05)%      (23.66)%      0.56%       8.65%        (7.23)%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                   $9,432       $13,977     $32,560     $41,922       $17,842
   Ratio of Expenses to Average Net Assets ++          0.68%         0.68%       0.68%       0.68%         0.68%

   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS       1.47%         1.38%       1.04%       1.14%         2.09%

   Ratio of Net Investment Income
    to Average Net Assets ++                          12.78%        11.18%       8.94%       9.11%        10.04%
   Portfolio Turnover Rate                           171.13%        85.80%      76.00%      96.98%        29.19%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS.


(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIODS PRIOR TO MAY 1, 2002, IS THE FINANCIAL DATA OF THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND.


(2) ON JANUARY 25, 1999, SHAREHOLDERS OF THE ALPHA SELECT PENN CAPITAL HIGH YIELD BOND FUND (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TURNER PENN CAPITAL HIGH YIELD BOND FUND.


(3) COMMENCED OPERATIONS ON FEBRUARY 27, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                               PROSPECTUS 77


                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER ULTRA SHORT DURATION FIXED INCOME FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30 AND FEBRUARY 28:           2002        2001        2000       1999(1)      1998(2)    1998(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $10.22     $10.05      $10.05      $10.09       $10.08      $10.06

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                        0.26       0.54        0.61        0.54         0.35        0.60
   Realized and unrealized gains (losses) on investments        0.04       0.15        0.01       (0.02)          --        0.02
   Total From Investment Operations                             0.30       0.69        0.62        0.52         0.35        0.62

LESS DISTRIBUTIONS

   Distributions from net investment income                    (0.29)     (0.52)      (0.62)      (0.56)       (0.33)      (0.60)
   Distributions from capital gains                               --         --          --          --        (0.01)         --
   Total Distributions                                         (0.29)     (0.52)      (0.62)      (0.56)       (0.34)      (0.60)
   Net Asset Value, End of Period                             $10.23     $10.22      $10.05      $10.05       $10.09      $10.08

TOTAL RETURN+                                                  2.95%      7.09%       6.34%       5.34%        3.50%       6.34%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                          $470,021    $93,531     $30,365      $3,207         $991      $1,195
   Ratio of Net Expenses to Average Net Assets ++               0.36%      0.36%       0.36%       0.00%        0.00%       0.00%
   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                0.60%      0.87%       1.25%       6.53%       10.83%       8.83%
   Ratio of Net Investment Income to Average Net Assets ++      2.49%      5.09%       6.15%       5.50%        5.88%       5.97%
   Portfolio Turnover Rate                                     71.47%    118.53%     140.55%     154.33%       96.56%      68.80%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS

(1) ON MAY 24, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUND-ONE YEAR PORTFOLIO (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TURNER SHORT DURATION GOVERNMENT FUND-ONE YEAR PORTFOLIO.

(2) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF TIP INSTITUTIONAL FUNDS (FORMERLY, THE SOLON FUNDS) APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUND-- ONE YEAR PORTFOLIO'S YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) ON JANUARY 22, 1998, SHAREHOLDERS APPROVED A CHANGE IN THE ADVISER FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

78 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER ULTRA SHORT DURATION FIXED INCOME FUND - CLASS II SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                             2002         2001         2000        1999(1)        1998(2)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.26       $10.09       $10.10       $10.11         $10.08

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                         0.26         0.50         0.57         0.47           0.30
   Realized and unrealized gains on investments                  0.01         0.17         0.02         0.02           0.03
   Total From Investment Operations                              0.27         0.67         0.59         0.49           0.33

LESS DISTRIBUTIONS

   Distributions from net investment income                     (0.26)       (0.50)       (0.60)       (0.50)         (0.30)
   Distributions from capital gains                                --           --           --           --             --
   Total Distributions                                          (0.26)       (0.50)       (0.60)       (0.50)         (0.30)
   Net Asset Value, End of Period                              $10.27       $10.26       $10.09       $10.10         $10.11

TOTAL RETURN+                                                    2.69%        6.82%        6.00%        5.00%          3.26%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                             $8,888       $6,106       $8,934       $3,155             --
   Ratio of Net Expenses to Average Net Assets ++                0.61%        0.61%        0.61%        0.23%          0.25%
   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                 0.85%        1.10%        1.48%        6.76%         11.08%
   Ratio of Net Investment Income to Average Net Assets ++       2.28%        5.19%        5.72%        5.13%          5.63%
   Portfolio Turnover Rate                                      71.47%      118.53%      140.55%      154.33%         96.56%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS


(1) ON MAY 24, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUND-ONE YEAR PORTFOLIO (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TURNER SHORT DURATION GOVERNMENT FUND-ONE YEAR PORTFOLIO.


(2) COMMENCED OPERATIONS ON FEBRUARY 27, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                              PROSPECTUS 79


                                              TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SHORT DURATION FIXED INCOME FUND - CLASS I SHARES


FOR THE PERIODS ENDED SEPTEMBER 30 AND FEBRUARY 28:            2002        2001        2000       1999(1)     1998(2)     1998(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $10.16       $9.82       $9.84      $10.25      $10.10      $10.00

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                        0.35        0.57        0.58        0.55        0.35        0.59
   Realized and unrealized gains  on investments                0.12        0.32       (0.01)      (0.27)       0.15        0.10
   Total From Investment Operations                             0.47        0.89        0.57        0.28        0.50        0.69

LESS DISTRIBUTIONS

   Distributions from net investment income                    (0.39)      (0.55)      (0.59)      (0.55)      (0.34)      (0.59)
   Distributions from capital gains                               --          --          --       (0.14)      (0.01)         --
   Total Distributions                                         (0.39)      (0.55)      (0.59)      (0.69)      (0.35)      (0.59)
   Net Asset Value, End of Period                             $10.24      $10.16       $9.82       $9.84      $10.25      $10.10

TOTAL RETURN+                                                   4.69%       9.35%       6.00%       2.89%       5.09%       7.07%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                          $264,010     $68,405     $42,092     $38,687     $12,015     $15,544
   Ratio of Net Expenses to Average Net Assets ++               0.36%       0.36%       0.36%       0.24%       0.24%       0.24%
   RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS                0.60%       0.72%       0.74%       1.31%       1.49%       1.21%
   Ratio of Net Investment Income to Average Net Assets ++      3.38%       5.65%       5.94%       6.21%       5.84%       5.85%
   Portfolio Turnover Rate                                    177.71%     103.92%     136.01%     257.98%     121.63%     197.03%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS

(1) ON JANUARY 25, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUND-THREE YEAR PORTFOLIO (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP TURNER SHORT DURATION GOVERNMENT FUND-THREE YEAR PORTFOLIO.

(2) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF TIP INSTITUTIONAL FUNDS (FORMERLY, THE SOLON FUNDS) APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUND--THREE YEAR PORTFOLIO'S FISCAL YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) ON JANUARY 22, 1998, SHAREHOLDERS OF THE THREE YEAR PORTFOLIO APPROVED A CHANGE IN THE ADVISER FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.



AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

80 PROSPECTUS


TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SHORT DURATION FIXED INCOME FUND - CLASS II SHARES


FOR THE PERIODS ENDED SEPTEMBER 30:                              2002         2001         2000        1999(1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $10.12        $9.78        $9.80        $9.95

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                          0.33         0.54         0.58         0.68
   Realized and unrealized gains (losses) on investments          0.12         0.33        (0.02)       (0.13)
   Total From Investment Operations                               0.45         0.87         0.56         0.55

LESS DISTRIBUTIONS

   Distributions from net investment income                      (0.36)       (0.53)       (0.58)       (0.70)
   Distributions from capital gains                                 --           --           --           --
   Total Distributions                                           (0.36)       (0.53)       (0.58)       (0.70)
   Net Asset Value, End of Period                               $10.21       $10.12        $9.78        $9.80

TOTAL RETURN+                                                     4.53%        9.10%        5.92%        5.64%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (000)                              $8,356       $8,130       $6,479          $87
   Ratio of Net Expenses to Average Net Assets ++                 0.61%        0.61%        0.61%        0.48%
   Ratio of Total Expenses to Average Net Assets                  0.85%        0.96%        0.95%        0.95%

   RATIO OF NET INVESTMENT INCOME  TO AVERAGE NET ASSETS ++       3.27%        5.40%        5.90%        5.71%

   Portfolio Turnover Rate                                      177.71%      103.92%      136.01%      257.98%


+     RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++    INCLUSIVE OF WAIVERS AND REIMBURSEMENTS

(1) COMMENCED OPERATIONS ON APRIL 28, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                  TURNER FUNDS

                               INVESTMENT ADVISERS
                        Turner Investment Partners, Inc.


                         1205 Westlakes Drive, Suite 100


                                Berwyn, PA 19312

                        Turner Investment Management, LLC


                          100 PEARL STREET, 12TH FLOOR
                               HARTFORD, CT 06103


                             INVESTMENT SUB-ADVISER
                         Clover Capital Management, Inc.
                               110 Office Park Way
                               Pittsford, NY 14534

                                   DISTRIBUTOR
                      Turner Investment Distributors, Inc.


                         1205 Westlakes Drive, Suite 100


                                Berwyn, PA 19312

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated JANUARY 31, 2003, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL: Write to Turner Funds at:
P.O. Box 219805
Kansas City, MO 64121-9805

BY INTERNET: http://www.turnerinvestments.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.

                                   TIP FUNDS

                                   PROSPECTUS
                                JANUARY 31, 2003

                     TURNER INTERNATIONAL OPPORTUNITIES FUND
                       TURNER INTERNATIONAL DISCOVERY FUND

                               INVESTMENT ADVISER
                        TURNER INVESTMENT PARTNERS, INC.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

      THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                            PAGE
      TURNER INTERNATIONAL OPPORTUNITIES FUND............................... XXX
      TURNER INTERNATIONAL DISCOVERY FUND................................... XXX
      INVESTMENTS AND PORTFOLIO MANAGEMENT.................................. XXX
      PURCHASING, SELLING AND EXCHANGING TURNER FUNDS....................... XXX
      DIVIDENDS AND DISTRIBUTIONS........................................... XXX
      TAXES................................................................. XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INITIAL PUBLIC OFFERINGS

The Funds participate in initial public offerings (IPOs). If the Funds participate in successful IPOs, these IPOs will have a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that the Funds will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

TURNER INTERNATIONAL OPPORTUNITIES FUND

FUND SUMMARY

INVESTMENT GOAL                  Long-term capital appreciation

INVESTMENT FOCUS                 ADRs and common stocks of foreign companies

SHARE PRICE VOLATILITY           High

PRINCIPAL INVESTMENT STRATEGY    Attempts to identify securities of foreign
                                 companies that have strong growth prospects or that are attractively priced

INVESTOR PROFILE                 Investors seeking long-term growth of capital
                                 who can withstand the share price volatility of investing in foreign companies

PRINCIPAL STRATEGY

The Turner International Opportunities Fund invests primarily (at least 65% of its assets) in ADRs, common stocks and other equity securities of companies that have market capitalizations of more than $1 billion and which are domiciled in at least three countries (other than the United States). The companies the Fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the Fund may invest up to 30% of its assets in issuers located in emerging market countries. The Adviser selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in companies of various market capitalizations located in a variety of industries and business sectors that the Adviser expects to benefit from global economic trends. The Fund will also invest in companies whose stock is attractively valued based on historical measures such as price-to-earnings ratio or price-to-book value. The Adviser generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis, but it is permitted to do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic, and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its foreign stocks may underperform other market segments of the equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund 's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

PERFORMANCE INFORMATION

As of January 31, 2003, the Turner International Opportunities Fund had not commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the MSCI EAFE Index. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East.

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS I SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if                 2.00%*
applicable)

*     Applies to redemptions within 180 days of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  CLASS I SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                               1.00%*
Distribution (12b-1) Fees                                              None
Other Expenses                                                         0.93%**
                                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.93%
Fee Waivers and Expense Reimbursements                                (0.13)%
                                                                       ----
NET TOTAL OPERATING EXPENSES                                           1.80%***

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the MSCI EAFE Index.

**    Other Expenses are estimated for the current fiscal year.

*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to total operating expenses from exceeding 1.80% through January 31, 2004. The Fund has arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR     3 YEARS
TURNER INTERNATIONAL OPPORTUNITIES FUND - CLASS I SHARES       $183        $566

TURNER INTERNATIONAL DISCOVERY FUND

FUND SUMMARY

INVESTMENT GOAL                  Long-term capital appreciation

INVESTMENT FOCUS                 ADRs and common stocks of small and medium
                                 capitalization foreign companies

SHARE PRICE VOLATILITY           High

PRINCIPAL INVESTMENT STRATEGY    Attempts to identify securities of small and
                                 medium capitalization foreign companies that have strong growth prospects or that are attractively priced

INVESTOR PROFILE                 Investors seeking long-term growth of capital
                                 who can withstand the share price volatility of investing in small and medium capitalization foreign companies

PRINCIPAL STRATEGY

The Turner International Discovery Fund invests primarily (at least 65% of its assets) ADRs, common stocks and other equity securities of small and medium capitalization companies that have market capitalizations of less than $2 billion that are domiciled in at least three countries (other than the United States). The companies the Fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the Fund may invest up to 50% of its assets in issuers located in emerging market countries. The Adviser selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in small and medium capitalization companies located in a variety of industries and business sectors that the Adviser expects to benefit from global economic trends. The Fund will also invest in companies whose stock is attractively valued based on historical measures such as price-to-earnings ratio or price-to-book value. The Adviser generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis, but it is permitted to do so.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic, and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that small and medium capitalization foreign stocks may underperform other market segments of the equity market or the equity markets as a whole.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies. These various risks will be even greater for investments in emerging markets countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

PERFORMANCE INFORMATION

As of January 31, 2003, the Turner International Discovery Fund had not commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the MSCI EAFE Index. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East.

FUND FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS I SHARES
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if                2.00%*
applicable)

*     Applies to redemptions within 180 days of purchase.

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  CLASS I SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                              1.10%*
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.93%**
                                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.03%
Fee Waivers and Expense Reimbursements                               (0.03)%
                                                                      ----
NET TOTAL OPERATING EXPENSES                                          2.00%***

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the MSCI EAFE Index.

**    Other Expenses are estimated for the current fiscal year.

*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to total operating expenses from exceeding 2.00% through January 31, 2004. The Fund has arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced, thereby reducing the cost of the expense guarantee to the Adviser. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                              1 YEAR     3 YEARS
TURNER INTERNATIONAL DISCOVERY FUND - CLASS I SHARES           $203        $627

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

***

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 2002, Turner had approximately $XX billion in assets under management. For its services, Turner is entitled to receive base investment advisory fees as follows:

     TURNER INTERNATIONAL OPPORTUNITIES FUND                   1.00%
     TURNER INTERNATIONAL DISCOVERY FUND                       1.10%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

***

PORTFOLIO MANAGERS

The Turner International Opportunities and Turner International Discovery Funds are managed by committees comprised of a team of investment professionals at Turner.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

--------------------------------------------------------------------------------
INVESTING IN THE TURNER FUNDS
--------------------------------------------------------------------------------
In order to open a new account, you must complete and mail the NEW ACCOUNT APPLICATION that you receive with this prospectus.

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions below.

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.
--------------------------------------------------------------------------------
ONCE YOU ARE A SHAREHOLDER OF THE TURNER FUNDS YOU CAN DO THE FOLLOWING:
--------------------------------------------------------------------------------
* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------
* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. SHAREHOLDERS CAN MAIL TRADE REQUESTS TO:

      By regular mail                      By express or overnight mail

      Turner Funds                         Turner Funds
      P.O. Box 219805                      c/o DST Systems Inc.
      Kansas City, MO 64121-9805           330 W. 9th Street
                                           Kansas City, MO 64105
--------------------------------------------------------------------------------
*     PURCHASE FUND SHARES BY WIRING FUNDS TO:

      United Missouri Bank of Kansas NA
      ABA #101000695
      Account # 9870601168
      Further Credit: name of Fund, shareholder name and Turner Funds account number
--------------------------------------------------------------------------------

The Turner Funds are "no load" mutual funds meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Funds.

PURCHASING TURNER FUND SHARES

***

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o BY MAIL -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit:
      [___________ Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund.

The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of the Funds' shares may change on days when you cannot purchase or sell Fund shares.

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page __.

ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

SELLING TURNER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

o BY MAIL - If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING TURNER FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

If you meet the applicable criteria, you may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

***

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

***

DISTRIBUTION OF FUND SHARES

Turner Investment Distributors, Inc., a registered broker-dealer that is owned and operated by Turner Investment Partners, Inc., serves as Distributor of the Funds.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their investment income annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you receive them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Turner International Opportunities and Turner International Discovery Funds.

The Turner International Opportunities and Turner International Discovery Funds may be able to pass along a tax credit for foreign income taxes they pay. The Funds will notify you if they give you the credit.

More information about taxes is in the SAI.

                                    TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

DISTRIBUTOR

Turner Investment Distributors, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated January 31, 2003, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports will contain the Funds' holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL: Write to Turner Funds
P.O. Box 219805
Kansas City, Missouri 64121-9805

BY INTERNET: HTTP://WWW.TURNER-INVEST.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.

TUR-F-030-07000

                                  TURNER FUNDS

                    TURNER DISCIPLINED LARGE CAP GROWTH FUND
                   TURNER LARGE CAP GROWTH OPPORTUNITIES FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                           TURNER LARGE CAP VALUE FUND
                            TURNER CORE VALUE FUND
                           TURNER SMALL CAP VALUE FUND
                    TURNER SMALL CAP VALUE OPPORTUNITIES FUND
                          TURNER SMALL CAP EQUITY FUND
                             TURNER TECHNOLOGY FUND
                         TURNER CONCENTRATED GROWTH FUND
                           TURNER NEW ENTERPRISE FUND
                         TURNER FINANCIAL SERVICES FUND
                   TURNER HEALTHCARE & BIOTECHNOLOGY FUND
                       TURNER TAX MANAGED U.S. EQUITY FUND
                          TURNER CORE FIXED INCOME FUND
                      TURNER TOTAL RETURN FIXED INCOME FUND
                             TURNER HIGH YIELD FUND
                  TURNER ULTRA SHORT DURATION FIXED INCOME FUND
                     TURNER SHORT DURATION FIXED INCOME FUND
                     TURNER INTERNATIONAL OPPORTUNITIES FUND
                       TURNER INTERNATIONAL DISCOVERY FUND

                               JANUARY 31, 2003


                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.

                        TURNER INVESTMENT MANAGEMENT LLC
         (SMALL CAP EQUITY AND SMALL CAP VALUE OPPORTUNITIES FUNDS ONLY)

                             INVESTMENT SUB-ADVISER:
                         CLOVER CAPITAL MANAGEMENT, INC.
              (LARGE CAP VALUE, MIDCAP VALUE, SMALL CAP VALUE AND
                         CORE FIXED INCOME FUNDS ONLY)


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the Turner Disciplined Large Cap Growth Fund ("Disciplined Large Cap Growth Fund"), Turner Large Cap Growth Opportunities Fund ("Large Cap Growth Opportunities Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Small Cap Equity Fund ("Small Cap Equity Fund"), Turner Micro Cap Growth Fund ("Micro Cap Growth
Fund"), Turner Large Cap Value Fund ("Large Cap Value Fund"), Turner Core Value Fund ("Core Value Fund"), Turner Small Cap Value Fund ("Small Cap Value Fund"), Turner Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund"), Turner Technology Fund ("Technology Fund"), Turner Concentrated Growth Fund ("Concentrated Growth Fund"), Turner New Enterprise Fund ("New Enterprise Fund"), Turner Financial Services Fund ("Financial Services Fund"), Turner Healthcare & Biotechnology Fund ("Healthcare & Biotechnology Fund"), Turner Tax Managed U.S. Equity Fund ("Tax Managed U.S. Equity Fund"), Turner Core Fixed Income Fund ("Core Fixed Income Fund"), Turner Total Return Fixed Income Fund ("Total Return Fixed Income Fund"), Turner High Yield Fund ("High Yield Fund"), Turner Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fund"), and Turner Short Duration Fixed Income Fund ("Short Duration Fund"), (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Turner Funds (the "Trust") and should be read in conjunction with the Turner Funds' Prospectuses dated JANUARY 31, 2003. The Prospectuses may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS


THE TRUST..................................................................S-3

INVESTMENT OBJECTIVES......................................................S-4

INVESTMENT POLICIES........................................................S-5

GENERAL INVESTMENT POLICIES...............................................S-17

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.....................S-18

INVESTMENT LIMITATIONS....................................................S-34

THE ADVISER...............................................................S-37

THE ADMINISTRATOR.........................................................S-40

DISTRIBUTION AND SHAREHOLDER SERVICES.....................................S-41

TRUSTEES AND OFFICERS OF THE TRUST........................................S-43

COMPUTATION OF YIELD AND TOTAL RETURN.....................................S-45

PURCHASE AND REDEMPTION OF SHARES.........................................S-50

DETERMINATION OF NET ASSET VALUE..........................................S-51

TAXES.....................................................................S-51

PORTFOLIO TRANSACTIONS....................................................S-54

VOTING....................................................................S-58

DESCRIPTION OF SHARES.....................................................S-59

SHAREHOLDER LIABILITY.....................................................S-59

LIMITATION OF TRUSTEES' LIABILITY.........................................S-59

CODE OF ETHICS............................................................S-60

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................S-60

CUSTODIAN.................................................................S-66

INDEPENDENT AUDITORS......................................................S-67

LEGAL COUNSEL.............................................................S-67

FINANCIAL STATEMENTS......................................................S-67

APPENDIX...................................................................A-1

THE TRUST

This Statement of Additional Information relates only to the Turner Disciplined Large Cap Growth Fund ("Disciplined Large Cap Growth Fund"), Turner Large Cap Growth Opportunities Fund ("Large Cap Growth Opportunities Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Small Cap Equity Fund ("Small Cap Equity Fund"), Turner Micro Cap Growth Fund ("Micro Cap Growth Fund"), Turner Large Cap Value Fund ("Large Cap Value Fund"), Turner Core Value Fund ("Core Value Fund"), Turner Small Cap Value Fund ("Small Cap Value Fund"), Turner Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund"), Turner Technology Fund ("Technology Fund"), Turner Concentrated Growth Fund ("Concentrated Growth Fund"), Turner New Enterprise Fund ("New Enterprise Fund"), Turner Financial Services Fund ("Financial Services Fund"), Turner Healthcare & Biotechnology Fund ("Healthcare & Biotechnology Fund"), Turner Tax Managed U.S. Equity Fund ("Tax Managed U.S. Equity Fund"), Turner Core Fixed Income Fund ("Core Fixed Income Fund"), Turner Total Return Fixed Income Fund, ("Total Return Fixed Income Fund"), Turner High Yield Fund ("High Yield Fund"), TURNER INTERNATIONAL OPPORTUNITIES FUND ("INTERNATIONAL OPPORTUNITIES FUND"), TURNER INTERNATIONAL DISCOVERY FUND ("INTERNATIONAL DISCOVER FUND"), Turner Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fund") and Turner Short Duration Fixed Income Fund ("Short Duration Fund") (each a "Fund" and, together the "Funds"). Each is a separate series of Turner Funds (formerly, TIP Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 26, 1996, and amended and restated on February 21, 1997 AND AUGUST 17, 2001 (THE "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the Midcap Growth Fund, Large Cap Value Fund, Concentrated Growth Fund, Healthcare & Biotechnology Fund, Tax Managed U.S. Equity FUND, Ultra Short Duration Fund, Short Duration Fund Small Cap Equity Fund or Small Cap Value Opportunities Fund through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.


From its inception on January 31, 1997 until June 28, 2000, the Turner Large Cap Growth Opportunities Fund operated as the Turner Large Cap Growth Equity Fund and was advised by Turner Investment Partners. On June 9, 2000, the Turner Large Cap Growth Equity Fund became the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., which was advised by Fund Asset Management, L.P., an affiliate of Merrill Lynch & Co., Inc. while Turner Investment Partners, as sub-adviser, provided the day-to-day investment management services. On August 16, 2002, Mercury Select Growth Fund merged back into the Large Cap Growth Opportunities Fund. Historical information for the Fund relates to both the Turner Funds and Mercury Funds, Inc.

On January 29, 1999, the Micro Cap Growth Fund and the Short Duration Fund acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Fund - Three Year Portfolio, respectively. On June 30, 1999, the Ultra Short Duration Fund acquired all of the assets and liabilities of the Alpha Select Turner Short Duration Government Fund - One Year Portfolio. Historical information presented for those Funds relates to the Alpha Select Funds. On January 12, 2001, shareholders of the Penn Capital Select Financial Services Fund approved Turner as that Fund's new investment adviser. The Fund then became the Turner Financial Services Fund when Turner commenced operations as the Fund's investment adviser on January 16, 2001. Historical information presented for that Fund relates to the Penn Capital Select Financial Services Fund and its performance under its previous adviser, Penn Capital Management Company, Inc. On April 30, 2001, shareholders of the Clover Small Cap Value Fund, Clover Equity Value Fund, Clover Max Cap Value Fund and Clover Fixed Income Fund approved Turner as the new investment adviser for their funds, with the previous adviser, Clover Capital Management, Inc., becoming sub-adviser to the funds ("Sub-Adviser"). The Clover Small Cap Value, Equity Value, Max Cap Value and Fixed Income Funds became the Turner Small Cap Value, Turner Midcap Value, Turner Large Cap Value and Turner Core Fixed Income Funds, respectively, when Turner commenced operations as the Funds' investment adviser on May 1, 2001. Historical information presented for those Funds relates to their performance under the previous adviser, Clover Capital Management, Inc. On September 13, 2001, the B2B E-Commerce Fund became the New Enterprise Fund and the shareholders of the Wireless & Communications Fund approved a reorganization of the Wireless &
Communications Fund into the New Enterprise Fund. Accordingly, historical information presented for the New Enterprise Fund relates to the B2B E-Commerce Fund. Finally, on July 31, 2002, shareholders of the Turner High Yield Fund, (formerly, the Penn Capital Strategic High Yield Bond Fund), voted to approve the appointment of Turner Investment Partners, Inc., as the adviser to the High Yield Fund. Historical information presented for the High Yield Fund relates to the Penn Capital Strategic High Yield Bond Fund under its previous adviser, Penn Capital Management, Inc. Capitalized terms not defined herein are defined in the Prospectuses offering shares of the Funds.


INVESTMENT OBJECTIVES

TURNER DISCIPLINED LARGE CAP GROWTH FUND - The Disciplined Large Cap Growth Fund seeks long-term capital appreciation.

TURNER LARGE CAP GROWTH OPPORTUNITIES FUND - The Large Cap Growth Opportunities Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND - The Midcap Growth Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND - The Small Cap Growth Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND - The Micro Cap Growth Fund seeks capital appreciation.

TURNER LARGE CAP VALUE FUND - The Large Cap Value Fund seeks long-term total return.

TURNER CORE VALUE FUND - The Core Value Fund seeks long-term total return.

TURNER SMALL CAP VALUE FUND - The Small Cap Value Fund seeks long-term total return.

TURNER SMALL CAP VALUE OPPORTUNITIES FUND - The Small Cap Value Opportunities Fund seeks long term capital growth.

TURNER SMALL CAP EQUITY FUND - The Small Cap Equity Fund seeks long-term capital growth.

TURNER TECHNOLOGY FUND The Technology Fund seeks long-term capital appreciation.

TURNER CONCENTRATED GROWTH FUND - The Concentrated Growth Fund seeks long-term capital appreciation.




TURNER NEW ENTERPRISE FUND - The New Enterprise Fund seeks long-term capital appreciation.


TURNER FINANCIAL SERVICES FUND - The Financial Services Fund seeks to generate long-term capital appreciation.




TURNER HEALTHCARE & BIOTECHNOLOGY FUND - The Healthcare & Biotechnology Fund seeks long-term capital appreciation.


TURNER TAX MANAGED U.S. EQUITY FUND - The Tax Managed U.S. Equity Fund seeks to achieve long-term capital appreciation while attempting to minimize the impact of taxes on the return earned by shareholders.

TURNER CORE FIXED INCOME FUND The Core Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital.

TURNER TOTAL RETURN FIXED INCOME FUND - The Total Return Fixed Income Fund seeks total return through current income and capital appreciation.

TURNER HIGH YIELD FUND - The High Yield Fund seeks to maximize income through high current income and capital appreciation.


TURNER ULTRA SHORT DURATION FIXED INCOME FUND - THE ULTRA Short Duration FUND SEEKS to provide maximum total return consistent with preservation of capital and prudent investment management.

TURNER SHORT DURATION FIXED INCOME FUND - THE Short Duration Fund seeks to interest rates PROVIDE MAXIMUM TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT.

TURNER INTERNATIONAL DISCOVERY FUND - THE INTERNATIONAL DISCOVERY FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

TURNER INTERNATIONAL OPPORTUNITIES FUND - THE INTERNATIONAL OPPORTUNITIES FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER DISCIPLINED LARGE CAP GROWTH FUND The Disciplined Large Cap Growth Fund (formerly the Select Growth Equity Fund) invests primarily (and, under normal conditions, at least 80% of its total assets) in common stocks and other U.S. companies with very large market capitalizations (I.E., over $10 billion) that Turner believes have strong earnings growth potential. The Disciplined Large Cap Growth Fund may also purchase securities of smaller companies that offer growth potential. The Disciplined Large Cap Growth Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell Top 200 Growth Index.

TURNER LARGE CAP GROWTH OPPORTUNITIES FUND - The Large Cap Growth Opportunities Fund invests primarily (and, under normal market conditions, at least 80% of its total assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index, the Fund's current benchmark. Any remaining assets may be invested in securities of mid- to large- capitalization companies, warrants and rights to purchase common stocks, and the Fund may invest up to 10% of its total assets in American Depositary Receipts. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER MIDCAP GROWTH FUND The Midcap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have medium market capitalizations that Turner believes to have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index (the "Midcap Growth Index"). The Midcap Growth Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Midcap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in American

Depositary Receipts (ADRs). The Midcap Growth Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Midcap Growth Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND The Small Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with small market capitalizations that Turner believes to have strong earnings growth potential. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index (the "2000 Growth Index"). The Small Cap Growth Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the 2000 Growth Index (or such other appropriate index selected by Turner). The Small Cap Growth Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Small Cap Growth Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.


TURNER MICRO CAP GROWTH FUND - The Micro Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with very small market capitalizations that Turner believes to have strong earnings growth potential. Micro cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the lower range of those market capitalizations of companies included in the 2000 Growth Index particularly those under $500 million. The Micro Cap Growth Fund seeks to purchase securities that are well diversified across economic sectors. The Micro Cap Growth Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.


The Micro Cap Growth Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the companies represented in the Micro Cap Growth Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus, in the opinion of Turner, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Micro Cap Growth Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TURNER LARGE CAP VALUE FUND The Large Cap Value Fund invests primarily (and, under normal market conditions, at least 80% of its assets) in the equity securities of companies with large capitalizations that the Sub-Adviser believes have low valuations based on measures such as price-to-book value and price-to-cash flow. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index. The Sub-Adviser will attempt to acquire securities that have attractive dividend yields relative to the market average and/or their own trading history.

The Large Cap Value Fund invests in a diversified portfolio chosen from the 500 largest capitalization equities (generally over $10 billion) where the stock price is low relative to book value and cash flow as compared to the average large capitalization stock. The Sub-Adviser evaluates these large capitalization domestic companies and searches for stocks valued in the lowest third based on price to book value and price to cash flow. From these candidates, the companies with adequate financial strength and higher dividend yields are chosen for investment. The Sub-Adviser may also choose a stock whose primary attractive feature is a current dividend yield which is high relative to the stock's historic yield range.

Up to 25% of the Large Cap Value Fund's assets may be invested in attractively-valued companies whose market capitalizations fall below the top 500 (I.E., below $5 billion). In addition, up to 10% of the Fund's assets may be invested in ADRs whose market capitalizations fall among the top 100 available ADRs.

During periods when, or under circumstances where, the Sub-Adviser believes that the return on non-convertible fixed income securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, I.E., rated lower than BBB by Standard & Poor's Corporation ("S&P") and/or Baa by Moody's Investor Services Inc. ("Moody's") or in unrated securities of comparable quality as determined by the Sub-Adviser. Such high-yield, high-risk securities are also known as "junk bonds." The Fund's exposure to junk bonds, including convertible securities rated below investment grade, will not exceed 25% of its total assets.


Under normal circumstances, up to 25% of the Large Cap Value Fund's assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if the Sub-Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase. For temporary defensive purposes during periods when the Sub-Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in MONEY MARKET INSTRUMENTS and in cash.


TURNER CORE VALUE FUND The Core Value Fund will invest primarily (and, under normal market conditions, at least 80% of its total assets) in equity securities of companies with medium and small market capitalizations that the Sub-Adviser believes to be undervalued relative to the market or their historic valuation. Midcap companies are defined for this purpose as companies with market
capitalizations   at  the  time  of  purchase  in  the  range  of  those  market capitalizations of companies included in the Russell Midcap Index. The Sub-Adviser uses several valuation criteria to determine if a security is undervalued, including price-to-earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, the Sub-Adviser examines "hidden values" that are not obvious in a company's financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Core Value Fund invests its assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and ADRs (up to 20% of the Core Value Fund's assets). In addition to these equity securities, the Fund may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in equity interests issued by real ESTATE investment trusts ("REITs"). Assets of the Fund not invested in the equity securities described above may be invested in other securities and MONEY MARKET INSTRUMENTS as described in this SAI.


All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

During periods when, or under circumstances where, the Sub-Adviser believes that the return on such securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, I.E., rated lower than BBB by S&P and/or Baa by Moody's, or unrated securities of comparable quality as determined by the Sub-Adviser.


Under normal circumstances, up to 30% of the Core Value Fund's assets may be invested in MONEY MARKET INSTRUMENTS in order to maintain liquidity, or if the Sub-Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase.


TURNER SMALL CAP VALUE FUND The Small Cap Value Fund will invest primarily (and, under normal market conditions, at least 80% of its total assets) in a diversified portfolio of equity securities of U.S. issuers that have small market capitalizations that the Sub-Adviser believes are undervalued relative to the market or to their historical valuation. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. The Fund's investments may include common stocks, warrants and rights to subscribe to common stocks, REITs, and both debt securities and preferred stocks convertible into common stocks. The Small Cap Value Fund may also invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, I.E., rated lower than BBB by S&P, Baa by Moody's, or unrated securities of comparable quality as determined by the Sub-Adviser.

The Sub-Adviser employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to-book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks, the Sub-Adviser selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that the Sub-Adviser believes are more financially stable. In addition, the Fund may include holdings in issuers that may not have been identified during the initial screening process but that the Sub-Adviser has identified using its value-oriented fundamental research techniques. In addition, the Fund may invest up to 10% of its net assets in ADRs.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.


Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations below or exceeding those included in the Russell 2000 Value Index at the time of purchase, and (ii) MONEY MARKET INSTRUMENTS.


TURNER SMALL CAP VALUE OPPORTUNITIES FUND The Small Cap Value Opportunities Fund invests substantially all of its assets (at least 80% under normal market conditions) in equity securities of small capitalization companies that the Adviser believes have the potential for growth and that appear to be trading below their perceived value. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market cap at the time of purchase that is within the range of capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. The Adviser looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that the Adviser believes are undervalued by the market for various reasons. The Adviser employs a quantitative approach to determine whether a company's share price reflects its perceived value.

TURNER SMALL CAP EQUITY FUND - The Small Cap Equity Fund invests substantially all of its assets (at least 80% under normal market conditions) in equity securities of small capitalization companies that the Adviser believes have the potential for long-term growth and that are attractively priced. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. The Adviser looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that the Adviser believes can generate and sustain long-term growth. The Adviser employs a quantitative approach to determine whether a company's share price reflects its perceived value.

TURNER TECHNOLOGY FUND - The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Technology Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Technology Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Technology Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Most of the technology companies that the Technology Fund will invest in will be located in the U.S.

The Technology Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, Turner expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

TURNER CONCENTRATED GROWTH FUND The Concentrated Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of 15 to 30 common stocks of issuers in different sectors and capitalization ranges that Turner believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Concentrated Growth Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Concentrated Growth Fund may also purchase shares of other investment companies and foreign securities.


TURNER NEW ENTERPRISE FUND - The Turner New Enterprise Fund invests in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. The Fund generally invests in stocks of mid to large capitalization companies, and will generally purchase the securities of companies with market capitalizations of at least $1 billion, though it may invest in companies of any size. The New Enterprise Fund focuses on companies that Turner believes are positioned for accelerated growth of revenue and earnings ("New Enterprise companies"). The New Enterprise Fund seeks to invest in companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the New Enterprise Fund. The New Enterprise Fund may also regularly invest up to 25% of its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available.


The New Enterprise Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, ADRs (up to 10% of the New Enterprise Fund's assets) and shares of other investment companies.

The New Enterprise Fund invests in rapidly growing, dynamic, publicly-traded companies. In many cases, these companies offer recently developed products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the smaller New Enterprise companies represented in the New Enterprise Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Substantially all of the companies that the New Enterprise Fund will invest in will be located in the U.S.

The New Enterprise Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of some New Enterprise company stocks. To manage risk and improve liquidity, Turner invests in numerous publicly-traded companies, representing a broad cross-section of U.S. New Enterprise companies.

The smaller capitalization companies the New Enterprise Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Such stocks also may not be as liquid as larger capitalization stocks. Therefore, such stocks may be volatile, and the price movements of the New Enterprise Fund's shares may reflect that volatility.

TURNER FINANCIAL SERVICES FUND - The Financial Services Fund will invest substantially all (and, under normal market conditions, at least 80%) of its assets in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that Turner believes have above average growth potential or that are undervalued. Turner also invests in financial services companies that it believes to be potential merger or acquisition targets. The Fund will concentrate in the Financial Services sector.

The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.





TURNER HEALTHCARE & BIOTECHNOLOGY FUND - The Healthcare & Biotechnology Fund invests substantially all (and, under normal market conditions, at least 80%) of its assets in equity securities issued by healthcare and biotechnology companies that are traded in the United States. Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. Biotechnology companies are issuers engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund's holdings, therefore, will be concentrated in the healthcare and biotechnology sectors.


While the Fund typically invests in the common stocks of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its goal. The Fund may also engage in futures and options transactions, purchase ADRs and U.S.
government securities, and enter into repurchase agreements.

TURNER TAX MANAGED U.S. EQUITY FUND - The Tax Managed U.S. Equity Fund invests substantially all (and, under normal market conditions, at least 80%) of its assets in common stocks of U.S. companies considered by Turner to have strong growth potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stocks of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its goal.

Turner manages the Fund using an investment strategy that is sensitive to the potential impact of personal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to federal income tax consequences. In selecting companies for investment, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. When deciding to sell a security, Turner considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realizing capital losses. However, Turner may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available.

TURNER CORE FIXED INCOME FUND - Under normal market conditions, the Core Fixed Income Fund invests at least 80% of its assets in the following fixed income securities: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and (iii) mortgage-backed securities that are collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the two highest rating categories. The Fund will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody's or is unrated but of comparable quality as determined by the Sub-Adviser. Governmental private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.


The Fund may invest its remaining assets in the following securities: (i) money market instruments, (ii) asset-backed securities rated A or higher by S&P or Moody's; (iii) debt securities rated below investment grade, but not lower than B- by S&P or B3 by Moody's, or if unrated, determined by the Sub-Adviser to be of comparable quality at the time of purchase (up to 15% of the Fund's net assets, including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fund's net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon the Sub-Adviser's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when the Sub-Adviser believes there is a potential for capital appreciation. The Sub-Adviser does not seek to achieve the Fund's investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fund is downgraded below the rating categories set forth above, the Sub-Adviser will review the situation and determine whether to retain or dispose of the security.

The Fund may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

The Fund expects to maintain a dollar-weighted average portfolio maturity of five to ten years.

TURNER TOTAL RETURN FIXED INCOME FUND The Fund invests primarily (at least 80% of its assets) in fixed income securities. The Fund may invest in a variety of fixed income securities of varying maturity and credit quality, and may used derivative instruments such as swaps and futures contracts, to achieve its objective.

The Fund's investment adviser allocates the Fund's assets across three sectors of the fixed income securities markets: the U.S. investment grade, U.S. high yield (often referred to as "junk bonds" or "high yield/high risk securities") and international sectors. Turner will determine the amount of assets allocated to each such sector from time to time based on its evaluation of economic and market conditions as well as its assessment of the return potential for each sector, and will reallocate assets when appropriate. Turner expects that the Fund's allocation to the U.S. investment grade sectors will range between 50% to 90% of total assets, while its allocation to the U.S. high yield and international sectors is expected to range from 5% to 30%, and 5% to 20%, respectively.

U.S. INVESTMENT GRADE SECTOR: Turner will invest principally in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, corporate bonds, notes, debentures and commercial paper. When investing the Fund's assets in this sector, Turner may acquire mortgage-backed securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, by certain government sponsored corporations, and by private non-governmental entities, as well as securities backed by receivables such as credit card loans, automobile loans, home equity loans and leases. All such securities will be rated in one of the four highest rating categories as published by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or similarly rated by another recognized ratings organization or, if unrated, determined by Turner to be of comparable quality.

U.S. HIGH YIELD SECTOR: Turner will invest approximately 5% to 30% of the Fund's assets in high yield bonds issued by U.S. corporations, including bonds, notes (both convertible and non-convertible), units consisting of bonds with warrants or stock attached, and debentures (including convertible debentures), as well as zero coupon bonds and "pay in kind" securities. Turner will focus on issues that have a liberal and consistent yield and/or that tend to have reduced risk of market fluctuations. Securities purchased in this sector will generally be rated BB or lower by S&P, or Ba or lower by Moody's (or similarly rated by another recognized ratings organization).


INTERNATIONAL SECTOR: Turner will invest approximately 5% to 20% of the Fund's assets in debt securities of issuers organized or having the majority of their assets in or deriving a majority of their operating income in foreign countries, including obligations of foreign governments, foreign companies and supranational entities. Eligible securities may be from issuers located in developed or developing nations, and include ARDS, BRADY BONDS, AND EDRS AND GDRS. International securities will generally be limited to those determined to be investment grade by one or more recognized rating organizations, or if unrated deemed by Turner to be of comparable quality. The Fund may hold foreign currencies, and may purchase or sell foreign currencies and/or engage in forward foreign currency transactions to facilitate settlement or minimize foreign currency value fluctuations.


TURNER HIGH YIELD FUND - The High Yield Fund invests primarily (at least 80% of its total assets) in fixed income securities rated below investment grade ("high yield" securities, often referred to as "junk bonds"). Securities and other financial instruments of issuers that may or may not be paying interest on a current basis and that are currently experiencing financial difficulties including, potentially, companies which are undergoing or are likely to undergo financial restructuring or liquidation, both under and outside of Federal Bankruptcy Code proceedings, are also included in the high yield universe and may be acquired by the Fund. The Fund invests primarily in publicly traded securities, and to a lesser extent, privately placed restricted securities and other financial instruments for which there is a more limited trading market.

Turner believes that the market for high yield securities is relatively inefficient compared to other securities due to the limited availability of information on such securities, the lack of extensive institutional research coverage of and market making activity with respect to many issuers of such securities, the complexity and difficulty of evaluation of such securities, and the limited liquidity, at times, of such securities. The Adviser intends to exploit these inefficiencies using its knowledge and experience in the high yield market. The Fund's adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The Fund will invest primarily in securities rated BB or lower by S&P and/or Ba or lower by Moody's, and may invest in non-rated securities and securities rated in the lowest rating category established by S&P and Moody's. Securities in the lowest ratings categories may be in default. See Appendix A for a discussion of these ratings. Any remaining assets may be invested in equity securities and investment grade fixed income securities. In addition, the Fund may engage in short sales against the box.


TURNER ULTRA SHORT DURATION FIXED INCOME FUND -- Under normal market conditions, THE ULTRA SHORT DURATION FUND INVESTS AT LEAST 80% OF ITS TOTAL ASSETS IN OBLIGATIONS EITHER ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES ("U.S. GOVERNMENT SECURITIES"). CERTAIN OF THE OBLIGATIONS, INCLUDING U.S. TREASURY BILLS, NOTES AND BONDS AND MORTGAGE-RELATED SECURITIES OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA"), ARE ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT. OTHER SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES ARE SUPPORTED ONLY BY THE CREDIT OF THE AGENCY OR INSTRUMENTALITY, SUCH AS THOSE ISSUED BY THE FEDERAL HOME LOAN BANK, WHILE OTHERS, SUCH AS THOSE ISSUED BY FANNIE MAE AND THE STUDENT LOAN MARKETING ASSOCIATION, HAVE AN ADDITIONAL LINE OF CREDIT WITH THE U.S. TREASURY.


THE balance of the Ultra Short Duration Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA OR A), Moody's (AAA, AA OR A), or Fitch, Inc. ("Fitch") (AAA, AA OR A), or, if unrated by S&P, Moody's and/or Fitch, judged by Turner to be of comparable quality. A further description of S&P'S, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Ultra Short Duration Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon Turner's assessment of the relative market value of the sectors in which the Ultra Short Duration Fund invests. In addition, the Ultra Short DURATION FUND MAY PURCHASE SECURITIES THAT ARE TRADING AT A DISCOUNT FROM PAR when Turner believes there is a potential for capital appreciation.

The Ultra Short Duration Funds May enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

TURNER SHORT DURATION FIXED INCOME FUND -- UNDER NORMAL MARKET CONDITIONS, THE Short Duration Fund invests at least 80% of its total assets in obligations either issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.


The balance of THE Short Duration Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA or A), Moody's (Aaa, Aa or A), or Fitch, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by Turner to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Short Duration FUND'S net assets invested in the different types of permissible investments will vary from time to time depending upon Turner's assessment of the relative market value of the sectors in which the Short Duration FUND INVESTS. In addition, the Short Duration FUND may purchase securities that are trading at a discount from par when Turner believes there is a potential for capital appreciation.

The Short Duration FUND may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.


Turner International Discovery Fund - The International Discovery Fund invests primarily (at least 80% of its assets) in ADRs, common stocks and other equity securities of small and medium capitalization companies that have market capitalizations of less than $2 billion that are domiciled in at least three countries (other than the United States). The companies the fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the International Discovery Fund may invest up to 50% of its assets in issuers located in emerging market countries. Turner selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in small and medium capitalization companies located in a variety of industries and business sectors that Turner expects to benefit from global economic trends. The fund will also invest in companies whose stock is attractively value based on historical measures such as price-to-earnings ratio or price-to-book value. Turner generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis.

Certain securities of non-U.S. issuers purchased by the International Discovery Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRs, CDRs or GDRs. the International Discovery Fund expects its investments to emphasize large, mid and small capitalization companies.

The International Discovery Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. In addition, the International Discovery Fund may invest in foreign government obligations, corporate bonds and debentures, and short-term instruments. Although permitted to do so, the International Discovery Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

The International Discovery Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. Turner considers emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries that: derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; are organized under the laws of and have a principal office in an emerging market country; or are government issuers located in an emerging market country.

Turner International Opportunities Fund - the International Opportunities Fund invests primarily (at least 80% of its assets) in ADRs and common stocks of companies that have market capitalizations of more than $1 billion and which are domiciled in at least three countries (other than the united states). The companies the fund invests in will typically be located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, but the fund may invest up to 30% of its assets in issuers located in emerging market countries. Turner selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the International Opportunities Fund invests in companies of various market capitalizations located in a variety of industries and business sectors that Turner expects to benefit from global economic trends. the International Opportunities Fund will also invest in companies whose stock is attractively value based on historical measures such as price-to-earnings ratio or price-to-book value. Turner generally does not attempt to hedge the effects of currency fluctuations on the International Opportunities Fund's investments on an on-going basis.

Certain securities of non-U.S. issuers purchased by the International Opportunities Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRS, CDRs or GDRs. the International Opportunities FRnd expects its investments to emphasize large, mid and small capitalization companies.

The International Opportunities Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. In addition, the International Opportunities Fund may invest in foreign government obligations, corporate bonds and debentures, and short-term instruments. Although permitted to do so, the International Opportunities Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

The International Opportunities fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. Turner considers emerging market issuers to be companies the securities of which are principally traded in the capital markets of emerging market countries that: derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; are organized under the laws of and have a principal office in an emerging market country; or are government issuers located in an emerging market country.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Disciplined Large Cap Growth, Midcap Growth, Core Fixed Income and Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs  are  securities,  typically  issued  by a U.S.  financial  institution  (a
"depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


The Funds may also invest in sponsored or unsponsored, EDRS OR GDRS. EDRs also represent securities of foreign issuers and are designed for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


The Core Fixed Income Fund and the Short Duration Funds will not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Disciplined Large Cap Growth Fund, Midcap Growth Fund, Core Fixed Income Fund and the Short Duration Funds will not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See later in the
"Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.


The Core Fixed Income Fund and the Short Duration Funds will not invest in equity securities.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, Turner, TIM or the Sub-Adviser will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when Turner, TIM or the Sub-Adviser anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

The New Enterprise Fund, Core Fixed Income Fund and the Short Duration Funds will not invest in forward foreign currency contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Future Association, which regulate trading in the futures markets. As permitted under this exclusion, each Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations, provided however that with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin reqired to establish such position will not exceed five percent of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such account contracts into which the Fund has entered. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.


The New Enterprise Fund, Core Fixed Income Fund and the Short Duration Funds will not invest in futures contracts and options on futures contracts.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

The Core Fixed Income Fund and the Short Duration Funds will not invest in illiquid securities.

INITIAL PUBLIC OFFERINGS ("IPOS")


Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, Turner AND TIM will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds Turner OR TIM ADVISE. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.


Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

The Core Fixed Income Fund, Total Return Fixed Income Fund, and the Short Duration Funds will not invest in IPOs.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used.
Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create. Turner AND TIM will not use leverage if, as a result, the effective duration of the portfolio of the Short Duration Fund would not be comparable or less than that of a three-year U.S. Treasury note.

LOAN PARTICIPATIONS

The Total Return Fixed Income and High Yield Funds may invest in loan participations. Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

LOWER RATED SECURITIES

The Funds, except for the Core Fixed Income Fund and the Short Duration Funds, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, THE ADVISER could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.


Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

TAXES: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION


The Disciplined Large Cap Growth, Large Cap Growth Opportunities, Concentrated Growth, New Enterprise, Financial Services, Healthcare & Biotechnology and Tax-Managed U.S. Equity Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although Turner, TIM or the Sub-Adviser generally do not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that each Fund be diversified (I.E., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets.


OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to

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

sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability

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

of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The New Enterprise Fund, Core Fixed Income Fund, Total Return Fixed Income Fund, and the Short Duration Funds will not purchase options.

PORTFOLIO TURNOVER


An annual portfolio turnover rate in excess of 100% may result from THE ADVISER'S investment STRATEGIES. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.


RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.


The Core Fixed  Income  Fund,  and the Short  Duration  Funds will not invest in
REITs.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.


Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Turner AND TIM MONITOR compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.


REVERSE DOLLAR ROLL TRANSACTIONS

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

The Ultra Short Duration Fund will not invest in Rule 144A securities.



SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to

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

at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

The Core Fixed Income Fund, Total Return Fixed Income Fund and the Short Duration Funds will not utilize short sales as an investment technique.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TELECOMMUNICATIONS SECURITIES

The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. Changes in governmental policies, such as telephone and cable regulations, and the need for regulatory approvals may have an adverse effect on the products, services and securities of telecommunications companies. Some telecommunications companies may not have an established history of revenue or earnings at the time of purchase. As a result, dividend income, if any, is likely to be incidental.

The Core Fixed Income Fund and the Short Duration Funds will not invest in telecommunications securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interested and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate

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

on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:


1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Disciplined Large Cap Growth, Large Cap Growth OPPORTUNITIES CONCENTRATED Growth, Financial Services, Healthcare & Biotechnology and Tax Managed U.S. Equity Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Large Cap Growth Opportunities Fund, the Technology Fund, the FINANCIAL SERVICES Fund, the Healthcare & Biotechnology Fund and the Tax Managed U.S. Equity Fund. These Funds invest 25% or more of their total assets in securities of issuers conducting their principal business activities in the same industry. To that extent, these Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry. A description of the industries in which each fund concentrates its investments can be found in the "Investment Policies" section beginning on page S-5.


3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. With respect to the Large Cap Growth Opportunities Fund, concentrate its investments in the securities of issuers in the same industry. For purposes of fundamental investment policy number 7, the staff of the SEC considers a Fund to concentrate its investments in issuers in a particular industry if the Fund invests more than 25% of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.


The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 6 above, the FUNDS may borrow money from banks as permitted under the 1940 Act.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the fund's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act except that, in the case of the Turner Small Cap Equity and Turner Small Cap Value Opportunities Funds, such funds may in connection with their onset of operations invest without regard to this limitation to the extent that they otherwise may rely on the provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. With respect to the Large Cap Growth Opportunities Fund, purchase any securities which would cause 25% or more of the total assets of the fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

7. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

In addition, each Fund, with the exception of the Total Return Fixed Income Fund and the High Yield Fund, will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISERS


Turner Investment Partners, Inc., ("TURNER"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Turner Investment Management LLC ("TIM"), 100 PEARL STREET, 12TH FLOOR, HARTFORD, CT 06103, serves as investment adviser for the Small Cap Equity and Small Cap Opportunities Funds. TIM is an SEC registered Adviser. Robert E. Turner is the Chairman of TIM. TIM is primarily owned by Turner, its controlling shareholder.

As of DECEMBER 31, 2002, Turner had discretionary management authority with respect to approximately $8 billion of assets. Turner has provided investment advisory services to investment companies since 1992.


Turner and TIM serve as the investment advisers for their respective Funds under separate investment advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, Turner and TIM make the investment decisions for the assets of their Funds and continuously review, supervise and administer each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreements provide that Turner and TIM shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard of their obligations or duties thereunder.

The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Turner or TIM but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, Turner or TIM will bear the amount of such excess. Turner and TIM will not be required to bear expenses of any Fund to an extent that would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of an Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to Turner, or by Turner on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 2000, 2001 AND 2002 the Funds paid (waived) the following advisory fees and reimbursed the following expenses:




-----------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                          ADVISORY FEES WAIVED
                                       (EXPENSES REIMBURSED)
                           --------------------------------------------------------------------------------------
                               2000            2001            2002           2000          2001           2002
-----------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP        ($20,904)       $251,180        $358,991        $27,165      $19,572           $0
GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth             $187,953(1)      $82,266       ($349,613)(2)    $44,302         $0          $354,289
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------
Midcap Growth Fund         $4,659,601      $6,756,929      $5,322,016          $0            $0             $0
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund      $4,457,001      $3,144,419      $2,199,745        $13,074      349,928         $85,832
-----------------------------------------------------------------------------------------------------------------
Micro Cap Growth Fund      $1,149,859      $1,446,614      $2,022,908       $101,915     $222,495         $64,075
-----------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND         ($30,146) (3)   ($96,053) (4)     $8,032        $93,066(3)  $134,226(4)      $30,717
-----------------------------------------------------------------------------------------------------------------
CORE VALUE FUND               $367,838(3)     $305,381(4)     $345,170         $5,529(3)   $28,752(4)      $13,528
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                          ADVISORY FEES WAIVED
                                       (EXPENSES REIMBURSED)
                           --------------------------------------------------------------------------------------
Small Cap Value Fund        $204,041(3)    $731,212(4)      $4,045,838        $17,161(3)     $0             $0
-----------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE                  *              *             ($17,194)          *            *           $4,560
OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND            *              *             ($10,628)          *            *           $12,451
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND             $903,091       $491,420           $146,416       $133,750      $188,859       $31,579
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                          ADVISORY FEES WAIVED
                                       (EXPENSES REIMBURSED)
                           --------------------------------------------------------------------------------------
Concentrated Growth Fund    $1,579,116      $1,096,330       $411,224      $134,581      $18,432           $0
-----------------------------------------------------------------------------------------------------------------
New Enterprise Fund            ($7,892)       ($41,161)        $1,281       $28,412     $108,481         $46,554
-----------------------------------------------------------------------------------------------------------------
Financial Services Fund      ($126,662)      ($112,067)(5)    $34,332      $129,937     $115,931         $98,891
-----------------------------------------------------------------------------------------------------------------
Healthcare &                     *            ($46,163)       $52,430           *        $50,345         $26,047
Biotechnology Fund
-----------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equity          *            ($44,613)       $28,067           *        $54,610        ($19,531)
Fund
-----------------------------------------------------------------------------------------------------------------
Core Fixed Income Fund      $56,995(3)         $62,155(4)    $121,337       $90,186(3)   $86,291(4)      $45,294
-----------------------------------------------------------------------------------------------------------------
Total Return Fixed         ($60,063)          ($79,729)      ($21,168)      $58,586     $143,447         $32,255
Income Fund
-----------------------------------------------------------------------------------------------------------------
High Yield FUND(6)          $70,316           ($28,107)      ($28,879)      $132,433      $127,621       $67,217

-----------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fund  ($51,337)         ($101,548)       $17,966       $114,705      $210,611      $554,009
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                          ADVISORY FEES WAIVED
                                       (EXPENSES REIMBURSED)
                           --------------------------------------------------------------------------------------
                                2000          2001             2002           2000          2001           2002
SHORT DURATION FUND          ($40,159)      ($53,473)         $7,966        $111,583      $195,790       $338,313
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL                    *              *                *              *            *              *
OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY          *              *                *              *            *              *
FUND
-----------------------------------------------------------------------------------------------------------------


*     Not in operation during the period.
(1) From June 19, 2000 until August 17, 2002, the Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc. Fund Asset Management served as the Fund's investment adviser, and Turner served as the sub-adviser. For the period October 1, 1999 to June 16, 2000, and for the period June 19, 2000 to September 30, 2000, $170,043 (of which $44,302 was waived) and $62,212 were paid to Turner and Fund Asset Management, respectively, by the Fund.
(2) Of these amounts, $341,317 and $8,296 were reimbursed by Fund Asset Management and Turner, respectively.
(3) Information presented on advisory fees refers to the Fund's previous investment adviser, Clover Capital Management, Inc.
(4) Of these amounts,Clover Capital was paid (reimbursed) and waived the following amounts from September 30, 2000 to April 30, 2001:


                                            PAID/REIMBURSED            WAIVED
                                            ---------------            ------
         Small Cap Value Fund               $200,440                  $0
         Core Value Fund                    $172,365                  $16,302
         Large Cap Value Fund               ($57,319)                 $78,965
         Core Fixed Income Fund             $41,214                   $43,973

(5) Of this amount, the Fund's previous adviser, Penn Capital Management Company reimbursed $37,386 and waived $38,574 for the period between September 30, 2000 and January 15, 2001.
(6) Information presented on advisory fees refers to the Fund's previous investment adviser, Penn Capital Management Company, Inc.

As described in the prospectus, the Concentrated Growth, Technology, New Enterprise, Financial Services, and Healthcare & Biotechnology Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

--------------------------------------------------------------------------------------------------------------------
         FUND               BENCHMARK        REQUIRED EXCESS    BASE ADVISORY   HIGHEST POSSIBLE   LOWEST POSSIBLE
                                               PERFORMANCE           FEE          ADVISORY FEE       ADVISORY FEE
--------------------------------------------------------------------------------------------------------------------
Concentrated Growth     S&P 500 Index           +/- 2.5%            1.10%             1.50%             0.70%
Fund
--------------------------------------------------------------------------------------------------------------------
Technology Fund         PSE Technology          +/- 2.0%            1.10%             1.50%             0.70%
                        Index
--------------------------------------------------------------------------------------------------------------------
New Enterprise Fund     Nasdaq Composite        +/- 2.5%            1.10%             1.50%             0.70%
                        Index
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Financial Services      S&P 500 Financials       +/- 3.0%            1.00%             1.25%             0.75%
Fund                    Index
--------------------------------------------------------------------------------------------------------------------
Healthcare &            S&P 500 Healthcare       +/-3.0%            1.00%             1.25%             0.75%
Biotechnology Fund      Index
--------------------------------------------------------------------------------------------------------------------


The performance adjustment works as follows: If the Concentrated Growth Fund, for example, outperforms the S&P 500 Index by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.

THE SUB-ADVISER


Clover Capital Management, Inc. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14534, serves as investment sub-adviser to the Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund and Turner Core Fixed Income Fund. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. As of DECEMBER 31, 2002, Clover Capital had discretionary management authority with respect to approximately $1.7 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.


Clover Capital manages a portion of each of the four Funds' assets, which allocation is determined by the Trustees upon the recommendation of Turner. Clover Capital makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, Clover Capital is entitled to receive a fee from Turner, which is calculated daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Small Cap Value Fund, 0.395% of the average daily net assets of the Core Value Fund, 0.37% of the average daily net assets of the Large Cap Value Fund and 0.225% of the average daily net assets of the Core Fixed Income Fund allocated to it. The Sub-Advisory Agreement for each Fund has similar termination positions as the Advisory Agreement.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory and Sub-Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from Turner, TIM and Clover Capital. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory and Sub-Advisory Agreements for another year.


Before this year's meeting, the Board requested and received written materials from Turner about (a) the quality of Turner's investment management and other services; (b) Turner's investment management personnel; (c) Turner's operations and financial condition; (d) Turner's brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees that Turner charges its Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of Turner's profitability from its Fund-related operations; (h) Turner's compliance systems; (i) Turner's policies on and compliance procedures for personal securities transactions; (j) Turner's reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.


At the meeting, representatives from Turner presented additional oral and written information to the Trustees to help the Trustees evaluate Turner's advisory fees and other aspects of its Advisory Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and Turner's oral presentation and any other information that the Trustees received at the meeting, and deliberated on the approval of Turner's Advisory Agreement in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of Turner's Advisory Agreement are fair and reasonable; (b) concluded that Turner's fees are reasonable in light of the services that Turner provides to the Funds it advises; and (c) agreed to renew the Agreement for another year.

THE ADMINISTRATOR


The Trust and Turner Investment Partners, Inc. (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, Turner may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.


After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The previous administrator, SEI Investments Global Funds Services ("SIGFS") is a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456. SIGFS serves as the Trust's Sub-Administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2000, 2001 and 2002 the Funds paid the following administrative fees (net of waivers):


------------------------------------------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
                                       2000                2001               2002
------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP GROWTH          $7,583             $47,125             $87,554
FUND
------------------------------------------------------------------------------------------
Large Cap Growth Opportunities       $76,184(1)         $(41,439)            $19,307(2)
Fund
------------------------------------------------------------------------------------------
Midcap Growth Fund                   $364,969           $527,019          $1,037,583
------------------------------------------------------------------------------------------
Small Cap Growth Fund                $268,171           $204,180            $335,002
------------------------------------------------------------------------------------------
Micro Cap Growth Fund                 $85,037            $97,852            $305,019
------------------------------------------------------------------------------------------
Large Cap Value Fund                  $65,000            $65,000              $7,662
------------------------------------------------------------------------------------------
Core Value Fund                       $65,000            $65,000             $70,857
------------------------------------------------------------------------------------------
Small Cap Value  Fund                 $65,000            $77,647            $693,450
------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND                    *                  *                $2,116
------------------------------------------------------------------------------------------
SMALL CAP VALUE OPPORTUNITIES            *                  *                 $697
FUND
------------------------------------------------------------------------------------------
TECHNOLOGY FUND                       $60,007            $66,915             $37,302
------------------------------------------------------------------------------------------
Concentrated Growth Fund              $79,785            $77,008             $86,114
------------------------------------------------------------------------------------------
NEW ENTERPRISE FUND                   $6,500             $47,125              $9,551
------------------------------------------------------------------------------------------
Financial Services Fund               $65,000            $65,000             $21,764
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
                                       2000                2001               2002
------------------------------------------------------------------------------------------
HEALTHCARE & BIOTECHNOLOGY FUND          *               $17,062             $9,748
------------------------------------------------------------------------------------------
Tax Managed U.S. Equity Fund             *               $17,062             $9,289
------------------------------------------------------------------------------------------
Core Fixed Income Fund                $65,000            $65,000            $54,168
------------------------------------------------------------------------------------------
Total Return Fixed Income Fund        $55,250            $65,000             $9,436
------------------------------------------------------------------------------------------
HIGH YIELD FUND                       $65,000            $65,000            $57,837(3)
------------------------------------------------------------------------------------------
Ultra Short Duration Fund             $65,000            $70,960           $333,414
------------------------------------------------------------------------------------------
Short Duration Fund                   $65,000            $70,960           $202,107
------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES              *                  *                   *
FUND
------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY Fund             *                  *                   *
------------------------------------------------------------------------------------------

*    Not in operation during the period.
(1) From June 19, 2000 until August 19, 2002, the Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., whose administrator was Fund Asset Management. For the period October 1, 1999 to June 16, 2000, and for the period June 19, 2000 to September 30, 2000, $45,078 and $31,106 was paid to SIGFS and Fund Asset Management, respectively.
(2) OF THIS AMOUNT, $18, 379 WAS PAID TO FUND ASSET MANAGEMENT (ALL OF WHICH WAS WAIVED) AND $928 WAS PAID TO TURNER.
(3) PRIOR TO MAY 1, 2002, SIGFS SERVED AS ADMINISTRATOR TO THE FUND. OF THE AMOUNT SHOWN, $38,279 AND $19,558 WAS PAID TO SIGFS AND TURNER, RESPECTIVELY.


DISTRIBUTION AND SHAREHOLDER SERVICES


Turner Investment Distributors, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. Turner Investment Distributors, Inc.'s principal place of business is 1205 Westlakes Drive, Suite [350] 100, Berwyn, PA 19312. The Distributor is a registered broker-dealer, AND A WHOLLY OWNED subsidiary of Turner Investment Partners, Inc. Formerly, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, served as distributor to the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.


The Midcap Growth Fund, Healthcare & Biotechnology Fund, Tax Managed U.S. Equity Fund, Small Cap Value Fund, the Short Duration Funds, Small Cap Equity Fund and Small Cap Value Opportunities Fund have adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.


In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, a plan under which the provisions providing for distribution services were adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders.

For the fiscal year ended September 30, 2002, THE FUNDS PAID THE FOLLOWING IN DISTRIBUTION AND SHAREHOLDER SERVICING FEES:


----------------------------------------------------------------------------------------------------------------------
                                                                              2002
----------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION FEES PAID           SHAREHOLDER SERVICING FEES PAID
----------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES FUND                         --                                   --
----------------------------------------------------------------------------------------------------------------------
MIDCAP GROWTH FUND                                         $148                                 $148
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                       --                                   --
----------------------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH FUND                                       --                                   --
----------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND                                        --                                   --
----------------------------------------------------------------------------------------------------------------------
CORE VALUE FUND                                             --                                   --
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND                                        --                                   --
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE OPPORTUNITIES FUND                        $1,202                                 --
----------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND                                     $3,642                                 --
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND                                             --                                   --
----------------------------------------------------------------------------------------------------------------------
CONCENTRATED GROWTH FUND                                    --                                   --
----------------------------------------------------------------------------------------------------------------------
NEW ENTERPRISE FUND                                         --                                   --
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND                                     --                                   --
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE & BIOTECHNOLOGY FUND                             --                                 $16,719
----------------------------------------------------------------------------------------------------------------------
TAX MANAGED U.S. EQUITY FUND                                --                                 $15,866
----------------------------------------------------------------------------------------------------------------------
CORE FIXED INCOME FUND                                      --                                   --
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FIXED INCOME FUND                              --                                   --
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND                                             --                                   --
----------------------------------------------------------------------------------------------------------------------
ULTRA SHORT DURATION FUND                                   --                                 $13,099
----------------------------------------------------------------------------------------------------------------------
SHORT DURATION FUND                                         --                                 $21,424
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND                            *                                     *
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY FUND                                *                                     *
----------------------------------------------------------------------------------------------------------------------

* NOT IN OPERATION DURING THIS PERIOD.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is Turner Investment Partners, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


INTERESTED TRUSTEE:

ROBERT E.  TURNER  (DOB  11/26/56)  - Trustee  since 1996 -  Chairman  and Chief
Investment Officer of Turner since 1990. Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner.

NON-INTERESTED TRUSTEES:

ALFRED C. SALVATO (DOB 01/09/58) - Trustee since 1996 - Treasurer, Thomas Jefferson University Health Care Pension Fund (HOSPITAL PENSION FUND) since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee since 1997 - Self-employed. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee since 1996 - Director, TDK Mediactive (SOFTWARE PUBLISHER) - Professor, Loyola Marymount University, since 1984.

EXECUTIVE OFFICERS

STEPHEN J. KNEELEY (DOB 02/09/63) -President and Chief Executive Officer since 1997 - TID Director, President and Co-Chief Executive Officer of Turner - Chief Operating Officer of Turner, 1990-2001.

JOHN H. GRADY, JR. (DOB 06/01/61) - EXECUTIVE Vice President & Secretary since 2001 - GENERAL COUNSEL, Chief LEGAL Officer and Chief OPERATING Officer of Turner since February, 2001. TID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (LAW FIRM) (October 1995-January 2001).




BRIAN M. FERKO (DOB 05/6/71) - Vice President & Assistant Secretary since 2000 - TID Vice President, Director of Mutual Fund Administration and Operations for the Turner Funds since 1997. Relationship Manager, SEI Investments (INVESTMENT MANAGEMENT COMPANY) (1995-1997).

TODD B. CIPPERMAN (DOB 02/14/66) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1996 - Vice President and Assistant Secretary of SEI Investments (INVESTMENT MANAGEMENT COMPANY) since 1995. Previously, Associate, Dewey Ballantine (LAW FIRM), 1994-1995. Associate, Winston and Strawn (LAW FIRM), 1991-1994.

PETER GOLDEN (DOB 6/27/64) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2001 - Director of Funds Accounting of SEI Investments (INVESTMENT MANAGEMENT COMPANY) since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co. (INVESTMENT BANK), March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman (PRIVATE BANK), May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1999 - Vice President and Assistant Secretary of SEI Investments (INVESTMENT MANAGEMENT COMPANY) since 1998.
Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (STOCK EXCHANGE), 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Vice President and Assistant Secretary of SEI Investments (INVESTMENT MANAGEMENT COMPANY) since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (INVESTMENT MANAGEMENT COMPANY) (1998 - 2000). Associate at Pepper Hamilton LLP (LAW FIRM) (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (LAW
FIRM) (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments (INVESTMENT MANAGEMENT COMPANY) since December 1999. Associate at Dechert Price & Rhoads (LAW FIRM) (1997-1999). Associate at Richter, Miller & Finn (LAW FIRM) (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000-Employed by SEI Investments (INVESTMENT MANAGEMENT COMPANY) since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (LAW FIRM) (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (LAW FIRM) (1990-1991).

DIANE J. DRAKE (DOB 7/15/67) - Vice President and Assistant Secretary since 2001
- Deputy Counsel for Turner since October 2001. Previously, Associate, Stradley, Ronon, Stevens & Young, LLP (LAW FIRM) (June 1998 - October 2001). Staff Attorney, Rodney Square Management Corporation (INVESTMENT MANAGEMENT COMPANY) (November 1996 - June 1998).

BRIAN F. MCNALLY (DOB 2/4/58) - VICE PRESIDENT SINCE SEPTEMBER 2002. DEPUTY GENERAL COUNSEL FOR TURNER SINCE AUGUST 2002. PREVIOUSLY, ASSISTANT GENERAL COUNSEL, BANK OF AMERICA (BANKING AND INVESTMENT MANAGEMENT) (SEPTEMBER 1997 - AUGUST 2002).

ANTOINETTE C. ROBBINS (DOB 3/23/63) - VICE PRESIDENT SINCE SEPTEMBER 2002. DIRECTOR OF COMPLIANCE FOR TURNER SINCE MARCH 2002. PREVIOUSLY, SENIOR GIFT PLANNING OFFICER, AMERICAN CIVIL LIBERTIES UNION (MAY 2001 - AUGUST 2002). ASSISTANT VICE PRESIDENT AND COUNSEL, EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (INSURANCE COMPANY) (FEBRUARY 1996 - MAY 2002).

JOHN C. CANNING (DOB 11/15/70) - VICE PRESIDENT SINCE SEPTEMBER 2002. ASSISTANT DIRECTOR OF MUTUAL FUND ADMINISTRATION AND OPERATIONS, SUB-ADVISORY INSTITUTIONAL SERVICE PRODUCT MANAGER FOR TURNER SINCE DECEMBER 2000. PREVIOUSLY, PORTFOLIO IMPLEMENTATION ANALYST, SEI INVESTMENTS (INVESTMENT MANAGEMENT COMPANY) (1998-2000); TRANSFER AGENT MANAGER, PILGRIM BAXTER AND ASSOCIATES (INVESTMENT MANAGEMENT COMPANY) (FEBRUARY 1998 - OCTOBER 1998).

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Salvato and Wholihan and Ms. Sansone currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary and met one time in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Salvato, Grady and Ferko serve as members of the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ten times in the most recently completed fiscal year.

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Turner Funds as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

------------------------------------------------------------------------------------------------------------------------
NAME                       DOLLAR RANGE OF FUND SHARES (FUND)                    AGGREGATE DOLLAR RANGE OF SHARES (ALL
                                                                                 FUNDS)
------------------------------------------------------------------------------------------------------------------------
Robert Turner              over $100,000 (Ultra Short Duration Fund)            over $100,000
                           over $100,000 (Midcap Growth Fund)
                           over $100,000 (Small Cap Value Opportunities Fund)
                           over $100,000 (Technology Fund)
                           over $100,000 (Concentrated Growth Fund)
                           over $100,000 (Healthcare & Biotechnology Fund)
                           over $100,000 (Micro Cap Growth Fund)
                           $50,001 - $100,000 (Small Cap Equity Fund)
------------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato          $0                                                    $0
------------------------------------------------------------------------------------------------------------------------
Janet F. Sansone           $1-$10,000 (Micro Cap Growth Fund)                    $1-$10,000
------------------------------------------------------------------------------------------------------------------------
John T. Wholihan           $1-$10,000 (Small Cap  Fund)                          $1-$10,000
                           $1-$10,000 (Concentrated Growth Fund)
------------------------------------------------------------------------------------------------------------------------

OWNERSHIP IN SECURITIES OF TURNER AND RELATED COMPANIES


As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.


----------------------------------------------------------------------------------------------------------------------
TRUSTEE                    OWNER AND          COMPANY        TITLE OF       VALUE OF SECURITIES   PERCENT OF CLASS
                           RELATIONSHIP TO                   CLASS          ON AN AGGREGATE       ON AN AGGREGATE
                           TRUSTEE                                          BASIS                 BASIS
----------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato                             None
----------------------------------------------------------------------------------------------------------------------
Janet F. Sansone                              None
----------------------------------------------------------------------------------------------------------------------
John T. Wholihan                              None
----------------------------------------------------------------------------------------------------------------------


The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2002, there were four regular meetings and THREE special MEETINGS of the Board of Trustees. The then current Trustees received the following compensation from the Trust:

--------------------------------------------------------------------------------------------------------------------
        NAME OF PERSON,                AGGREGATE           PENSION OR        ESTIMATED     TOTAL COMPENSATION FROM
           POSITION                COMPENSATION FROM       RETIREMENT         ANNUAL       TRUST AND FUND COMPLEX
                                 TRUST FOR THE FISCAL   BENEFITS ACCRUED     BENEFITS     PAID TO TRUSTEES FOR THE
                                 YEAR ENDED SEPTEMBER    AS PART OF FUND       UPON           FISCAL YEAR ENDED
                                        30, 2002            EXPENSES         RETIREMENT       SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------------------
Robert Turner (1)                         $0                   N/A              N/A         $0 for service on two
                                                                                                   Boards
--------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato (2)                  $28,000                 N/A              N/A              $36,100 for
                                                                                            service on two Boards
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Janet F. Sansone (2)                   $27,000                 N/A              N/A        $27,000 for service on
--------------------------------------------------------------------------------------------------------------------
John T. Wholihan (2)                   $27,000                 N/A              N/A        $27,000 for service on
                                                                                           one Board
--------------------------------------------------------------------------------------------------------------------

1 Mr. Robert Turner, is a Trustee who may be deemed to be an "interested person" of the Trust as the term is defined in the 1940 Act. Mr. Turner is interested by virtue of his controlling ownership interest in the Adviser. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of officers and interested persons of the Trust is paid by Turner.
2     Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.




COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 2002 were as follows:

                -----------------------------------------------------------------------------------
                               FUND                         CLASS                30-DAY YIELD
                -----------------------------------------------------------------------------------
                Large Cap Growth Opportunities             Class I                  0.00%
                Fund
                -----------------------------------------------------------------------------------
                Midcap Growth Fund                         Class I                  0.00%
                -----------------------------------------------------------------------------------
                MIDCAP GROWTH FUND                         CLASS II                 0.00%
                -----------------------------------------------------------------------------------
                Small Cap Growth Fund                      Class I                  0.00%
                -----------------------------------------------------------------------------------
                Micro Cap Growth Fund                      Class I                  0.00%
                -----------------------------------------------------------------------------------
                Disciplined Large Cap Growth Fund          Class I                  0.53%
                -----------------------------------------------------------------------------------
                Large Cap Value Fund                       Class I                  1.55%
                -----------------------------------------------------------------------------------
                Core Value Fund                            Class I                  1.41%
                -----------------------------------------------------------------------------------
                Small Cap Value Fund                       Class I                  0.84%
                -----------------------------------------------------------------------------------
                Small Cap Value Opportunities Fund         Class II                 0.43%
                -----------------------------------------------------------------------------------
                Small Cap Equity Fund                      Class II                 0.10%
                -----------------------------------------------------------------------------------
                Concentrated Growth Fund                   Class I                  2.30%
                -----------------------------------------------------------------------------------
                Technology Fund                            Class I                  3.47%
                -----------------------------------------------------------------------------------
                New Enterprise Fund                        Class I                  0.00%
                -----------------------------------------------------------------------------------



                -----------------------------------------------------------------------------------
                               FUND                         CLASS                30-DAY YIELD
                -----------------------------------------------------------------------------------
                Financial Services Fund                    Class I                  0.02%
                -----------------------------------------------------------------------------------
                Healthcare & Biotechnology Fund            Class II                 0.00%
                -----------------------------------------------------------------------------------
                Tax Managed U.S. Equity Fund               Class II                 0.00%
                -----------------------------------------------------------------------------------
                Core Fixed Income Fund                     Class I                  4.01%
                -----------------------------------------------------------------------------------
                Total Return Fixed Income Fund             Class I                  3.34%
                -----------------------------------------------------------------------------------
                High Yield Fund                            Class I                  8.94%
                -----------------------------------------------------------------------------------
                Ultra Short Duration Fund                  Class I                  2.12%
                -----------------------------------------------------------------------------------
                Ultra Short Duration Fund                  Class II                 1.84%
                -----------------------------------------------------------------------------------
                Short Duration Fund                        Class I                  2.85%
                -----------------------------------------------------------------------------------
                Short Duration Fund                        Class II                 2.61%
                -----------------------------------------------------------------------------------
                INTERNATIONAL OPPORTUNITIES FUND              *                       *
                -----------------------------------------------------------------------------------
                INTERNATIONAL DISCOVERY FUND                  *                       *
                -----------------------------------------------------------------------------------

                *Not in operation during this period

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return before taxes for the Funds from inception through September 30, 2002, and for the one and five year periods ended September 30, 2002, were as follows:

------------------------------------------------------------------------------------------------------------------
                               CLASS                 AVERAGE ANNUAL TOTAL RETURN
                                                        (BEFORE TAXES)
                                        --------------------------------------------------------------------------
                                            ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
DISCIPLINED Large Cap        Class I          25.53%              *                  *               -36.72%
Growth Fund
------------------------------------------------------------------------------------------------------------------
LARGE CAP Growth             Class I         -26.86%           -3.49%                *                 0.49%
OPPORTUNITIES Fund
------------------------------------------------------------------------------------------------------------------
Midcap Growth Fund           Class I         -20.80%            3.61%                *                 9.43%
------------------------------------------------------------------------------------------------------------------
MIDCAP GROWTH FUND           CLASS II        -21.19%              *                  *               -20.39%
------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund        Class I         -19.36%           -3.54%                *                10.63%
------------------------------------------------------------------------------------------------------------------
Micro Cap Growth Fund        Class I          -0.12%              *                  *                34.15%
------------------------------------------------------------------------------------------------------------------
Large Cap VALUE Fund         Class I         -19.66%              *                  *                -0.83%
------------------------------------------------------------------------------------------------------------------
CORE Value Fund              Class I          -6.37%            2.10%             10.14%               9.95%
------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND         CLASS I          -8.69%            4.95%                *                11.57%
------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE              CLASS II           *                 *                  *                -7.30%**
OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND        CLASS II           *                 *                  *                -7.00%**
------------------------------------------------------------------------------------------------------------------
Concentrated Growth Fund     Class I         -30.03%              *                  *               -15.64%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                               CLASS                 AVERAGE ANNUAL TOTAL RETURN
                                                        (BEFORE TAXES)
                                        --------------------------------------------------------------------------
                                            ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
Technology Fund              Class I        -37.91%                *                  *               -23.93%
------------------------------------------------------------------------------------------------------------------
NEW ENTERPRISE FUND          CLASS I        -31.00%                *                  *               -48.26%
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND      CLASS I        -10.98%              0.37%                *                 8.93%
------------------------------------------------------------------------------------------------------------------
HEALTHCARE & BIOTECHNOLOGY   CLASS II       -11.66%                *                  *                -0.95%
FUND
------------------------------------------------------------------------------------------------------------------
Tax Managed U.S. Equity      Class II       -23.11%                *                  *                -25.38%
Fund
------------------------------------------------------------------------------------------------------------------
CORE Fixed Income Fund       Class I          8.85%              7.40%              7.32%                7.67%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FIXED INCOME    CLASS I          6.95%                *                  *                  8.05%
FUND
------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND              CLASS I         -8.05%                *                  *                 -7.15%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                               CLASS                 AVERAGE ANNUAL TOTAL RETURN
                                                        (BEFORE TAXES)
                                        --------------------------------------------------------------------------
                                            ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fund    Class I          2.95%             5.58%                *                5.86%
------------------------------------------------------------------------------------------------------------------
ULTRA Short Duration Fund    Class II         2.69%               *                  *                5.18%
------------------------------------------------------------------------------------------------------------------
Short Duration Fund          Class I          4.69%             6.17%                *                6.25%
------------------------------------------------------------------------------------------------------------------
SHORT DURATION Fund          Class II         4.53%               *                  *                7.38%
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                Class I            *                 *                  *                  *
Opportunities Fund
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY      CLASS I            *                 *                  *                  *
FUND
------------------------------------------------------------------------------------------------------------------
         *   Not in operation during the period.
         ** These returns have not been annualized.



Based on the foregoing, the average annual total return after taxes on distributions for the Funds from inception through September 30, 2002, and for the one and five year periods ended September 30, 2002, were as follows:


--------------------------------------------------------------------------------------------------------------------
                               CLASS                  AVERAGE ANNUAL TOTAL RETURN
                                                      AFTER TAXES ON DISTRIBUTIONS
                                         ---------------------------------------------------------------------------
                                            ONE YEAR         FIVE YEARS          TEN YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
DISCIPLINED Large Cap        Class I          -25.53%             *                  *                -36.72%
Growth Fund
--------------------------------------------------------------------------------------------------------------------
LARGE CAP Growth             Class I          -26.86%           -6.57%               *                 -2.35%
OPPORTUNITIES Fund
--------------------------------------------------------------------------------------------------------------------
Midcap Growth Fund           Class I          -20.80%            1.97%               *                  7.90%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                               CLASS                  AVERAGE ANNUAL TOTAL RETURN
                                                      AFTER TAXES ON DISTRIBUTIONS
                                         ---------------------------------------------------------------------------
                                            ONE YEAR         FIVE YEARS          TEN YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
MIDCAP GROWTH FUND           CLASS II       -21.19%               *                  *               -20.39%
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund        Class I        -19.36%             -6.78%               *                 8.09%
--------------------------------------------------------------------------------------------------------------------
Micro Cap Growth Fund        Class I         -0.12%               *                  *                32.18%
--------------------------------------------------------------------------------------------------------------------
Large Cap VALUE Fund         Class I        -19.99%               *                  *                -2.15%
--------------------------------------------------------------------------------------------------------------------
CORE Value Fund              Class I         -9.97%             -0.55%              7.73%              7.66%
--------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND         CLASS I         -8.78%              3.47%               *                10.28%
--------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE              CLASS II          *                  *                  *                -7.30**
OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND        CLASS II          *                  *                  *                -7.00%**
--------------------------------------------------------------------------------------------------------------------
Concentrated Growth Fund     Class I        -30.03%               *                  *               -19.01%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                               CLASS                  AVERAGE ANNUAL TOTAL RETURN
                                                      AFTER TAXES ON DISTRIBUTIONS
                                         ---------------------------------------------------------------------------
                                            ONE YEAR         FIVE YEARS          TEN YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
Technology Fund              Class I        -37.91%               *                  *               -26.55%
--------------------------------------------------------------------------------------------------------------------
NEW ENTERPRISE FUND          CLASS I        -31.00%               *                  *               -48.26%
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND      CLASS I        -16.89%            -1.85%                *                 6.99%
--------------------------------------------------------------------------------------------------------------------
HEALTHCARE & BIOTECHNOLOGY   CLASS II       -11.73%               *                  *                -1.00%
FUND
--------------------------------------------------------------------------------------------------------------------
Tax Managed U.S. Equity      Class II       -23.11%               *                  *               -25.38%
Fund
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                               CLASS                  AVERAGE ANNUAL TOTAL RETURN
                                                      AFTER TAXES ON DISTRIBUTIONS
                                         ---------------------------------------------------------------------------
                                            ONE YEAR         FIVE YEARS          TEN YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
CORE Fixed Income Fund       Class I          6.72%             5.02%              4.57%              4.67%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FIXED INCOME    CLASS I          2.94%               *                  *                5.08%
FUND
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND              CLASS I        -12.42%               *                  *              -10.80%
--------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fund    Class I          1.83%             3.47%                *                3.62%
--------------------------------------------------------------------------------------------------------------------
ULTRA Short Duration Fund    Class II         1.68%               *                  *                3.28%
--------------------------------------------------------------------------------------------------------------------
Short Duration Fund          Class I          3.16%             3.86%                *                3.86%
--------------------------------------------------------------------------------------------------------------------
SHORT DURATION Fund          Class II         3.11%               *                  *                4.73%
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                Class I           *                  *                  *                  *
Opportunities Fund
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY      CLASS I           *                  *                  *                  *
FUND
--------------------------------------------------------------------------------------------------------------------

         *   Not in operation during the period.
         ** These returns have not been annualized.

Based on the foregoing, the average annual total return after taxes on distributions and redemption for the Funds from inception through September 30, 2002, and for the one and five year periods ended September 30, 2002, were as follows:



-------------------------------------------------------------------------------------------------------------------
                               CLASS                  AVERAGE ANNUAL TOTAL RETURN
                                               AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
                                         --------------------------------------------------------------------------
                                            ONE YEAR         FIVE YEARS        TEN YEARS         SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------
 DISCIPLINED Large Cap        Class I       -15.68%              *                 *                 -27.38%
 Growth Fund
-------------------------------------------------------------------------------------------------------------------
 LARGE CAP Growth             Class I       -16.49%           -3.09%               *                   0.07%
 OPPORTUNITIES Fund
-------------------------------------------------------------------------------------------------------------------
 Midcap Growth Fund           Class I       -12.77%            2.62%               *                   7.51%
-------------------------------------------------------------------------------------------------------------------
 MIDCAP GROWTH FUND           CLASS II      -13.01%              *                 *                 -16.31%
-------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund        Class I       -11.89%           -2.92%               *                   8.73%
-------------------------------------------------------------------------------------------------------------------
 Micro Cap Growth Fund        Class I        -0.08%              *                 *                  28.47%
-------------------------------------------------------------------------------------------------------------------
 Large Cap VALUE Fund         Class I       -12.03%              *                 *                  -1.01%
-------------------------------------------------------------------------------------------------------------------
 CORE Value Fund              Class I        -0.95%            1.35%              7.88%                7.75%
-------------------------------------------------------------------------------------------------------------------
 SMALL CAP Value Fund         Class I        -5.32%            3.56%               *                   9.28%
-------------------------------------------------------------------------------------------------------------------
 Small Cap Value              Class II           *               *                 *                  -4.48%**
 OPPORTUNITIES Fund
-------------------------------------------------------------------------------------------------------------------
 SMALL CAP EQUITY Fund        Class II           *               *                 *                  -4.30%**
-------------------------------------------------------------------------------------------------------------------
 Technology Fund              Class I       -23.28%              *                 *                 -16.08%
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                               CLASS                  AVERAGE ANNUAL TOTAL RETURN
                                               AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
                                         --------------------------------------------------------------------------
                                            ONE YEAR         FIVE YEARS          TEN YEARS       SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------
 CONCENTRATED GROWTH Fund    Class I         -18.44%              *                  *                -11.16%
-------------------------------------------------------------------------------------------------------------------
New Enterprise Fund          Class I         -19.04%              *                  *                -34.83%
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND      CLASS I          -0.34%            0.37%                *                  7.48%
-------------------------------------------------------------------------------------------------------------------
HEALTHCARE & BIOTECHNOLOGY   CLASS II         -7.15%              *                  *                 -0.78%
FUND
-------------------------------------------------------------------------------------------------------------------
Tax Managed U.S. Equity      Class II        -14.19%              *                  *                -19.94%
Fund
-------------------------------------------------------------------------------------------------------------------
CORE Fixed Income Fund       Class I           5.36%            4.76%              4.51%                4.56%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FIXED INCOME    CLASS I           4.13%              *                  *                  4.95%
FUND
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND              CLASS I          -4.79%              *                  *                 -6.86%
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                               CLASS                  AVERAGE ANNUAL TOTAL RETURN
                                               AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
                                         --------------------------------------------------------------------------
                                            ONE YEAR         FIVE YEARS          TEN YEARS       SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fund    Class I          1.80%             3.41%                *                3.57%
-------------------------------------------------------------------------------------------------------------------
ULTRA Short Duration Fund    Class II         1.64%               *                  *                3.19%
-------------------------------------------------------------------------------------------------------------------
Short Duration Fund          Class I          2.84%             3.79%                *                3.81%
-------------------------------------------------------------------------------------------------------------------
SHORT DURATION FUND          CLASS II         2.75%               *                  *                4.57%
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                Class I            *                 *                  *                  *
Opportunities Fund
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY      CLASS I            *                 *                  *                  *
FUND
-------------------------------------------------------------------------------------------------------------------

         *   Not in operation during the period.
         ** These returns have not been annualized.



PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, Turner, TIM, Clover Capital, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds of the Trust participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.



FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectuses. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain

(the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when Turner might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in a Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

THE  FUNDS'  TRANSACTIONS  IN  CERTAIN  FUTURES  CONTRACTS,   OPTIONS,   FORWARD
CONTRACTS, FOREIGN CURRENCIES, FOREIGN DEBT SECURITIES, AND CERTAIN OTHER INVESTMENT AND HEDGING ACTIVITIES WILL BE SUBJECT TO SPECIAL TAX RULES. IN A GIVEN CASE, THESE RULES MAY ACCELERATE INCOME TO THE FUND, DEFER LOSSES TO THE FUND, CAUSE ADJUSTMENTS IN THE HOLDING PERIODS OF THE FUND'S ASSETS, CONVERT SHORT-TERM CAPITAL LOSSES INTO LONG-TERM CAPITAL LOSSES, OR OTHERWISE AFFECT THE CHARACTER OF THE FUND'S INCOME. THESE RULES COULD THEREFORE AFFECT THE AMOUNT, TIMING, AND CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS. THE FUNDS WILL ENDEAVOR TO MAKE ANY AVAILABLE ELECTIONS PERTAINING TO SUCH TRANSACTIONS IN A MANNER BELIEVED TO BE IN THE BEST INTEREST OF THE FUNDS.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PORTFOLIO TRANSACTIONS

Turner, TIM and Clover Capital are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Turner, TIM and Clover Capital generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Turner, TIM and Clover Capital seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

Turner, TIM and Clover Capital may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to Turner, TIM and Clover Capital. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Turner, TIM and Clover Capital will be in addition to and not in lieu of the services required to be performed by Turner, TIM or Clover Capital under the Advisory Agreements or Sub-Advisory Agreement. If, in the judgment of Turner, TIM or Clover Capital, a Fund or other accounts managed by Turner, TIM or Clover Capital will be benefited by supplemental research services, Turner, TIM and Clover Capital are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Turner, TIM and Clover Capital will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that Turner, TIM or Clover Capital will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers. However, Turner and TIM may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 2000, 2001 AND 2002 the Funds' portfolio turnover rates were as follows:


---------------------------------------------------------------------------------------------------------------------
                                                               PORTFOLIO TURNOVER RATE
                                  ----------------------------------------------------------------------------------
                                             2000                       2001                        2002
---------------------------------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP GROWTH               128.14%                     376.49%                    272.99%
FUND
---------------------------------------------------------------------------------------------------------------------
Large Cap Growth Opportunities             131.19%                     400.04%                    391.98%
Fund
---------------------------------------------------------------------------------------------------------------------
Midcap Growth Fund - Class I               306.97%                     335.57%                    259.62%
Shares
---------------------------------------------------------------------------------------------------------------------
Midcap Growth Fund - Class II                 *                        335.57%                    259.62%
Shares
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                      203.01%                     176.11%                    188.34%
---------------------------------------------------------------------------------------------------------------------
Micro Cap Growth Fund                      179.08%                     121.96%                     88.89%
---------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       153.58%                     121.20%                     70.30%
---------------------------------------------------------------------------------------------------------------------
Core Value Fund                             90.15%                     128.18%                    103.36%
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                        85.80%                     120.40%                     37.60%
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND                           1340.92%                     727.24%                    734.40%
---------------------------------------------------------------------------------------------------------------------
Concentrated Growth Fund                  1590.94%                    1117.77%                  1,182.61%
---------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE OPPORTUNITIES                 *                           *                       141.81%
FUND
---------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND                         *                           *                        86.94%
---------------------------------------------------------------------------------------------------------------------
New Enterprise Fund                         83.02%                     758.98%                    754.09%
---------------------------------------------------------------------------------------------------------------------
Financial Services Fund                     49.67%                     327.92%                    170.97%
---------------------------------------------------------------------------------------------------------------------
Healthcare & Biotechnology Fund               *                         95.24%                    202.30%
---------------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equity Fund                  *                         91.38%                    313.38%
---------------------------------------------------------------------------------------------------------------------
Core Fixed Income Fund                      42.40%                      34.05%                     49.30%
---------------------------------------------------------------------------------------------------------------------
Total Return Fixed Income Fund             140.02%                     203.83%                    291.12%
---------------------------------------------------------------------------------------------------------------------
High Yield Fund                             76.00%                      85.80%                    171.13%
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fund -                140.55%                     118.53%                     71.47%
Class I Shares
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fund -                140.55%                     118.53%                     71.47%
Class II Shares
---------------------------------------------------------------------------------------------------------------------
Short Duration Fund -                      136.01%                     103.92%                    177.71%
  Class I Shares
---------------------------------------------------------------------------------------------------------------------
Short Duration Fund -                      136.01%                     103.92%                    177.71%
  Class II Shares
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND              *                           *                          *
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY Fund                  *                           *                          *
---------------------------------------------------------------------------------------------------------------------

* Not in operation during the period.

The brokerage commissions paid by each Fund for the fiscal years ended September 30, 2000, 2001 AND 2002 were as follows:

----------------------------------------------------------------------------------------------
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
                                         2000               2001                2002
----------------------------------------------------------------------------------------------
DISCIPLINED LARGE CAP GROWTH FUND       $7,191            $286,323            $403,036
----------------------------------------------------------------------------------------------
Large Cap Growth Opportunities         $67,793**           $92,704**           $67,469**
Fund
----------------------------------------------------------------------------------------------
Midcap Growth Fund                  $1,619,820          $4,362,187          $4,358,773
----------------------------------------------------------------------------------------------
Small Cap Growth Fund                 $758,336          $1,037,063          $1,613,092
----------------------------------------------------------------------------------------------
Micro Cap Growth Fund                 $251,590            $309,680            $694,744
----------------------------------------------------------------------------------------------
Large Cap Value Fund                   $16,901             $21,197             $12,246
----------------------------------------------------------------------------------------------
Core Value Fund                       $229,597            $273,262            $271,996
----------------------------------------------------------------------------------------------
Small Cap Value Fund                  $145,225            $864,446          $2,401,204
----------------------------------------------------------------------------------------------
SMALL CAP VALUE OPPORTUNITIES              *                  *                 $8,101
FUND
----------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND                      *                  *                $34,598
----------------------------------------------------------------------------------------------
Concentrated Growth Fund              $2,157,028        $1,509,787          $1,659,988
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
                                         2000               2001                2002
----------------------------------------------------------------------------------------------
Technology Fund                       $463,984           $355,739             $542,912
----------------------------------------------------------------------------------------------
New Enterprise Fund                     $3,870            $28,865             $144,701
----------------------------------------------------------------------------------------------
Financial Services Fund                   $719             $2,441              $57,438
----------------------------------------------------------------------------------------------
Healthcare & Biotechnology Fund            *               $2,245              $38,747
----------------------------------------------------------------------------------------------
Tax-Managed U.S. Equity Fund               *                  *                $55,817
----------------------------------------------------------------------------------------------
Core Fixed Income Fund                    $600               $0                  $--
----------------------------------------------------------------------------------------------
Total Return Fixed Income Fund             $0                $0                  $--
----------------------------------------------------------------------------------------------
High Yield Fund                        $14,626            $10,387               $1,480
----------------------------------------------------------------------------------------------
Ultra Short Duration Fund                  $0                $0                  $--
----------------------------------------------------------------------------------------------
Short Duration Fund                        $0                $0                  $--
----------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND           *                  *                   *
----------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY Fund               *                  *                   *
----------------------------------------------------------------------------------------------

* Not in operation during the period.
**For the period June 19, 2000 to September 30, 2000 and the fiscal year October
  1, 2000 to September 30, 2001, the brokerage commissions were paid by Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc.

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2002 were as follows:



---------------------------------------------------------------------------------------------------------------------
              FUND                   NAME OF BROKER/DEALER         TOTAL AMOUNT OF           TYPE OF SECURITY
                                                                 SECURITIES HELD BY
                                                                         FUND
---------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH OPPORTUNITIES          JP MORGAN CHASE                $55,227                     DEBT
FUND
---------------------------------------------------------------------------------------------------------------------
                                        LEHMAN BROTHERS                $63,765                    EQUITY
---------------------------------------------------------------------------------------------------------------------
MIDCAP GROWTH FUND                 MORGAN STANLEY DEAN WITTER          $174,121                    DEBT
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund              MORGAN STANLEY DEAN WITTER          $210,526                    DEBT
---------------------------------------------------------------------------------------------------------------------
Micro Cap Growth Fund                ANB AMRO HOLDINGS H.V          $28,891,723                    Debt
---------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth       Morgan Stanley Dean Witter          $552,939                    Debt
Fund
---------------------------------------------------------------------------------------------------------------------
                                        LEHMAN BROTHERS                $783,329                   Equity
---------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund               Morgan Stanley Dean Witter          $115,942                   EQUITY
---------------------------------------------------------------------------------------------------------------------
                                   MORGAN STANLEY DEAN WITTER          $81,073                     DEBT
---------------------------------------------------------------------------------------------------------------------
                                          BEAR STEARNS                 $73,320                    EQUITY
---------------------------------------------------------------------------------------------------------------------
                                         MERRILL LYNCH                 $65,900                    EQUITY
---------------------------------------------------------------------------------------------------------------------
CORE  VALUE FUND                       JP MORGAN CHASE              $4,958,272                    Debt
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                    JP MORGAN CHASE              $5,667,400                    DEBT
---------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE OPPORTUNITIES      Morgan Stanley Dean Witter            $7,225                    DEBT
FUND
---------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY FUND              MORGAN STANLEY DEAN WITTER          $730,645                    Debt
---------------------------------------------------------------------------------------------------------------------
Technology Fund                               none                       none                      none
---------------------------------------------------------------------------------------------------------------------
Concentrated Growth Fund           Morgan Stanley Dean Witter          $349,966                    DEBT
---------------------------------------------------------------------------------------------------------------------
NEW ENTERPRISE FUND                           NONE                       NONE                      NONE
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                   NAME OF BROKER/DEALER         TOTAL AMOUNT OF           TYPE OF SECURITY
                                                                 SECURITIES HELD BY
                                                                         FUND
---------------------------------------------------------------------------------------------------------------------
Financial Services Fund                   BEAR STERNS                  $581,484                   Equity
---------------------------------------------------------------------------------------------------------------------
                                   Morgan Stanley Dean Witter          $334,130                   Equity
---------------------------------------------------------------------------------------------------------------------
                                        Lehman Brothers                $231,516                   EQUITY
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE & BIOTECHNOLOGY              JP MORGAN CHASE              $1,241,658                    DEBT
---------------------------------------------------------------------------------------------------------------------
TAX MANAGED U.S. EQUITY FUND       Morgan Stanley Dean Witter              $709                    DEBT
---------------------------------------------------------------------------------------------------------------------
                                          BEAR STERNS                   $33,840                   EQUITY
---------------------------------------------------------------------------------------------------------------------
                                        LEHMAN BROTHERS                 $31,883                   EQUITY
---------------------------------------------------------------------------------------------------------------------
Core Fixed Income Fund                  JP Morgan CHASE              $2,659,686                    Debt
---------------------------------------------------------------------------------------------------------------------
Total Return Fixed Income Fund       ANB AMRO HOLDINGS H.V.            $463,163                    DEBT
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND                    Morgan Stanley Dean Witter          $877,771                    Debt
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed              JP Morgan Chase             $58,994,696                    DEBT
Income Portfolio
---------------------------------------------------------------------------------------------------------------------
                                     ANB AMRO HOLDINGS H.V.         $57,614,400                    Debt
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income          ANB AMRO HOLDINGS H.V.         $25,857,680                    DEBT
Portfolio
---------------------------------------------------------------------------------------------------------------------
                                    Morgan Stanley Dean Witter       $4,723,845                    Debt
---------------------------------------------------------------------------------------------------------------------
                                        Lehman Brothers              $2,482,594                    Debt
---------------------------------------------------------------------------------------------------------------------

VOTING


Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.


DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY


The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


CODE OF ETHICS


The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 10, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Turner LARGE CAP                  Charles Schwab & Co. Inc.                        179,722.9060          66.31%
Growth OPPORTUNITIES FUND         Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL. 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  MERRILL LYNCH PIERCE FENNER & SMITH INC.             36,234.0450      13.37%
                                  FOR THE SOLE BENEFIT OF ITS CUSTOMERS
                                  ATTN: SERVICE TEAM
                                  4800 DEER LAKE DR. E. FL. 3
                                  JACKSONVILLE, FL 32246-6486
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund -       Charles Schwab & Co. Inc.                      15,799,873.6520         45.50%
Class I SHARES                    Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL. 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp for the        6,847,342.0940         19.72%
                                  Exclusive Benefit of Our Customers
                                  200 Liberty ST.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND -       NATIONAL FINANCIAL Services Corp for the              2,858.0950      33.66%
CLASS II SHARES                   Exclusive Benefit of OUR CUSTOMERS
                                  82 DEVONSHIRE ST.
                                  BOSTON, MA 02109-3605
---------------------------------------------------------------------------------------------------------------------
                                  WEXFORD CLEARING SERVICES CORP FBO                    1,433.2870      16.88%
                                  RONALD W. WHITTAKER
                                  5525 TIMOTHY LN
                                  BATH, MI 48808-9790
---------------------------------------------------------------------------------------------------------------------
                                  NATIONAL INVESTOR SERVICES FBO                        1,235.3300      14.55%
                                  097-50000-19
                                  55 WATER STREET, 32ND FLOOR
                                  NEW YORK, NY 10041-0028
---------------------------------------------------------------------------------------------------------------------
                                  SALVATORE V. MISTRETTA & ROSIE MISTRETTA                484.0270       5.70%
                                  JTWROS
                                  SUBJECT TO DST TOD RULES
                                  24 WILSHIRE ROAD
                                  KENMORE, NY 14217-2116
---------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND      CHARLES SCHWAB & CO. INC.                         5,579,403.1600      50.95%
                                  ATTN MUTUAL FUNDS/TEAM S
                                  4500 CHERRY CREEK DR. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp for the            820,846.5130       7.50%
                                  Exclusive Benefit of OUR Customers
                                  200 Liberty ST.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
                                  SOUTHERN CALIFORNIA EDISON STOCK                    582.770.8800       5.32%
                                  SAVINGS PLAN BY STATE STREET BANK
                                  401(K) PLAN
                                  P.O. BOX 1992
                                  BOSTON, MA 02105-1992
---------------------------------------------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND      CHARLES SCHWAB & CO. INC.                         3,455,139.2660      62.98%
                                  ATTN MUTUAL FUNDS/TEAM S
                                  4500 CHERRY CREEK DR. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp for the            684,640.1170      12.48%
                                  Exclusive BENEFIT of Our Customers
                                  200 Liberty ST.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
TURNER DISCIPLINED LARGE CAP      CONNECTICUT GENERAL LIFE INSURANCE CO.           10,206,576.3610      61.38%
GROWTH FUND                       ATTN HECTOR FLORES H18D
                                  280 TRUMBULL ST.
                                  HARTFORD, CT 06103-3509
---------------------------------------------------------------------------------------------------------------------
                                  PFPC BROKERAGE SERVICES                           3,855,315.7350      23.19%
                                  FBO NEUBERGER BERMAN
                                  760 MOORE RD.
                                  KING OF PRUSSIA, PA 19406-1212
---------------------------------------------------------------------------------------------------------------------
                                  H.E.R.E. LOCAL #54 PENSION PLAN                   1,026,148.9220       6.17%
                                  408 LAYFETTE BLDG. FIFTH & CHESTNUT
                                  C/O WILLIAM J. KIRKWOOD
                                  PHILADELPHIA, PA 19106
---------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP VALUE FUND       CHARLES SCHWAB & CO. INC.                         7,970,371.3600      29.74%
                                  ATTN MUTUAL FUNDS/TEAM S
                                  4500 CHERRY CREEK DR. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  SAXON AND CO.                                     5,331,783.4420      19.89%
                                  FBO 40-40-090-9999464
                                  OMNIBUS
                                  P.O. BOX 7780-1888
                                  PHILADELPHIA, PA 19182-0001
---------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SERVICES CORP FOR THE          2,952,297.9070      11.01%
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  200 LIBERTY ST.
                                  ONE WORLD FINANCIAL CENTER
                                  NEW YORK, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
                                  PFPC BROKERAGE SERVICES                           1,913,761.3640       7.14%
                                  760 MOORE RD.
                                  KING OF PRUSSIA, PA 19406-1212
---------------------------------------------------------------------------------------------------------------------
TURNER CORE VALUE FUND            NATIONAL FINANCIAL SERVICES CORP FOR THE            382,149.6810      10.81%
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  200 LIBERTY ST.
                                  ONE WORLD FINANCIAL CENTER
                                  NEW YORK, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
                                  CHARLES SCHWAB & CO. INC.                           240,797.4990       6.81%
                                  ATTN MUTUAL FUNDS/TEAM S
                                  4500 CHERRY CREEK DR. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
TURNER LARGE CAP VALUE FUND       SEI TRUST COMPANY CUSTOMER                       73,068.0900            14.61%
                                  IRA R/O FRANK M. STOTZ
                                  707 NENDON RD.
                                  Pittsford, NY 14534-9784
----------------------------------------------------------------------------------------------------------------------
                                  SEI Trust Company CUSTOMER                       48,075.7870             9.61%
                                  IRA R/O Bette S. Breen
                                  31 LOMARDY CIRCLE
                                  Rochester, NY 14612-2880
---------------------------------------------------------------------------------------------------------------------
                                  Clover Capital Management Inc.                   39,483.9560             7.89%
                                  Employee 401(k) Savings & Deferred
                                  Profit Sharing Plan
                                  11 Tobey Village Office Park
                                  Pittsford, NY 14534-1727
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp                 37,486.9200             7.49%
                                  for the Exclusive Benefit of Our Customers
                                  200 Liberty St.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
                                  Thelma Schreiber                                 30,852.6530             6.17%
                                  c/o E. Barry Kaplan
                                  Davie Kaplan Chapman & Braverman
                                  1000 First Federal Plaza
                                  Rochester, NY 14614-1916
---------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP VALUE            NATIONAL FINANCIAL SERVICES CORP FOR THE         17,723.5680            15.11%
OPPORTUNITIES FUND                EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  ATTN: MUTUAL FUNDS 5TH FLOOR
                                  200 LIBERTY STREET
                                  1 WORLD FINANCIAL CENTER
                                  NEW YORK, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
                                  Charles Schwab & Co. Inc.                        12,662.1390            10.80%
                                  Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S FL. 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  ROBERT E. TURNER & CAROLYN W. TURNER JTTEN       10,005.3170             8.53%
                                  9 HORSESHOE LANE
                                  PAOLI, PA 19301-1909
---------------------------------------------------------------------------------------------------------------------
                                  STEPHEN KNEELEY & KATHRYN A. KNEELEY              9,740.7220             8.31%
                                  JTWROS
                                  1467 TREELINE DR.
---------------------------------------------------------------------------------------------------------------------
                                  THOMAS JOSEPH DIBELLA & LUCILLE MARIE             6,897.0480             5.38%
                                  DIBELLA JTWROS
                                  1 JEFF LANE
                                  CANTON, CT 06109-2617
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP EQUITY FUND      FTC & CO.                                           494,975.1470      57.55%
                                  ATTN: DATALYNX - HOUSE ACCOUNT
                                  P.O. BOX 173736
                                  DENVER, CO 80217-3736
---------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SERVICES CORP FOR THE            169,459.6890      19.70%
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  ATTN: MUTUAL FUNDS 5TH FLOOR
                                  200 LIBERTY STREET 1 WORLD FINANCIAL
                                  CENTER
                                  NEW YORK, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
TURNER CONCENTRATED GROWTH FUND   CHARLES SCHWAB & CO. INC.                         1,172,311.1000      16.62%
                                  ATTN MUTUAL FUNDS/TEAM S
                                  4500 CHERRY CREEK DR. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  FIJOC INC. AGENT FOR Certain Employee             1,030,843.5580      14.61%
                                  Benefit Plans
                                  100 Magellan Way # KW1C
                                  Covington, KY 41015-1987
---------------------------------------------------------------------------------------------------------------------
                                  First Union National Bank                           904,765.6430      12.82%
                                  FBO  IBEW98 PE TIP Fund A/C  #1541000707
                                  1525 West WT Harris Blvd CMG - 1151 Charlotte,
                                  NC 28262-8522
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                  Security Trust Company Customer                  642,540.2420          9.11%
                                  FBO Sheet Metal Workers
                                  Annuity Fund of Local Union #19
                                  2390 E. Camelback Rd. Ste. 240
                                  Phoenix, AZ 85016-3434
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp                 503,471.3160          7.14%
                                  for the Exclusive Benefit of Our Customers
                                  200 Liberty St.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
Turner Technology Fund            Charles Schwab & Co. Inc.                      1,573,719.6630         42.94%
                                  Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  NATIONAL FINANCIAL SERVICES CORP FOR THE         615,237.1200         16.79%
                                  EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  200 LIBERTY ST.
                                  ONE WORLD FINANCIAL CENTER
                                  NEW YORK, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
Turner New                        Charles Schwab & Co. Inc.                        673,871.3800         46.06%
Enterprise Fund                   Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp for the         101,577.2550          6.94%
                                  Exclusive Benefit of Our Customers
                                  200 Liberty St.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Turner Financial Services Fund    Charles Schwab & Co. Inc.                        352,953.2390          30.45%
                                  Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  SEI Trust Company CUSTOMER                        68,742.1130           5.93%
                                  IRA A/C Donna M. Giordano
                                  1109 Vail Valley Dr.
                                  Vail, CO 81657-5141
---------------------------------------------------------------------------------------------------------------------
Turner Healthcare &               Charles Schwab & Co. Inc.                        682,034.9260          65.18%
Biotechnology Fund                Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp                 160,497.1530          15.34%
                                  for the Exclusive Benefit of Our Customers
                                  200 Liberty St.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Turner Tax Managed U.S.           Charles Schwab & Co. Inc.                        785,441.0330          98.36%
Equity Fund                       Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
TURNER HIGH YIELD FUND            FIRST UNION NATIONAL BANK CASH/REINVEST        1,076,480.1360          54.22%
                                  A/C 9888888863
                                  CMG -2 -1151
                                  1525 W. WT HARRIS BLVD NC1151
                                  CHARLOTTE, NC 28262-8522
---------------------------------------------------------------------------------------------------------------------
                                  SAXON & CO. TTEE                                 189,956.5970           9.57%
                                  FBO 20101021040948
                                  P.O. BOX 7780-1888
                                  PHILADELPHIA, PA 19182-0001
---------------------------------------------------------------------------------------------------------------------
                                  INDEPENDENCE TRUST COMPANY                       174,958.8140           8.81%
                                  ATTN OPERATIONS
                                  P.O. BOX 682183
                                  FRANKLIN, TN 37068-2188
---------------------------------------------------------------------------------------------------------------------
                                  SEI TRUST COMPANY CUSTOMER                       132,485.9710           6.67%
                                  IRA A/C FRANK J. DIPRIMA
                                  5840 BENT PINE DR.
                                  VERO BEACH, FL 32967-7589
---------------------------------------------------------------------------------------------------------------------
TURNER CORE FIXED INCOME FUND     CHARLES SCHWAB & CO. INC.                      1,639,057.7060          39.42%
                                  Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                  National Financial Services Corp for the         435,151.9640          10.47%
                                  Exclusive Benefit of OUR Customers
                                  200 Liberty ST.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
                                  Reho & Co.                                       318,803.3940           7.67%
                                  c/o M&T Trust Co.
                                  P.O. Box 1377
                                  Buffalo, NY 14240-1377
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Turner Ultra Short Duration       Charles Schwab & Co.                             43,199,554.2390      77.02%
Fixed Income Fund - Class I       101 Montgomery St.
                                  San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------
Turner Ultra Short Duration       NATIONAL FINANCIAL SERVICES CORP FOR THE            646,928.3880      61.71%
Fixed Income Fund - Class II      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                  200 LIBERTY ST.
                                  ONE WORLD FINANCIAL CENTER
                                  NEW YORK, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------
                                  Merrill Lynch Pierce Fenner & Smith Inc.            146,891.7750      14.01%
                                  FOR the Sole Benefit of ITS
                                  Customers Attn: Service Team
                                  4800 Deer Lake Dr. E. Fl. 3
                                  Jacksonville, FL 32246-6486
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Turner Short Duration Fixed       CHARLES SCHWAB & CO.                           23,434,160.1790         81.46%
Income Fund - Class I             101 MONTGOMERY ST.
                                  SAN FRANCISCO, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------
                                  Security Trust Company CUSTOMER                 2,386,726.3650          8.30%
                                  SHEET Metal Workers Annuity
                                  Local #19
                                  2390 E. Camelback Rd. Ste 240
                                  Phoenix, AZ 85016-3434
---------------------------------------------------------------------------------------------------------------------
Turner Short                      National Financial Services Corp for the          746,259.4070         84.38%
Duration Fixed Income Fund        Exclusive Benefit of Our Customers
Class II                          200 Liberty St.
                                  One World Financial Center
                                  New York, NY 10281-1003
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                  Charles Schwab & Co. INC.                        53,812.5860           6.08%
                                  Attn Mutual FUNDS/TEAM S
                                  4500 Cherry Creek Dr. S. FL 3
                                  DENVER, CO 80209
---------------------------------------------------------------------------------------------------------------------
Turner Total Return Fixed         H.E.R.E Local #54 Pension Plan                  664,343.7230          93.44%
Income Fund                       408 Layfette Bldg. Fifth AND Chestnut
                                  c/o William J. Kirkwood
                                  Philadelphia, PA 19106
---------------------------------------------------------------------------------------------------------------------

CUSTODIAN

PFPC TRUST COMPANY, 8800 TINICUM BOULEVARD, 3RD FLOOR, PHILADELPHIA, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.


INDEPENDENT AUDITORS

The Trust's independent auditors, Ernst & Young LLP, audit the Trust's annual financial statements and review the Trust's tax returns. Ernst & Young, LLP is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, and serves as independent auditors to the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Trust's Financial Statements for the fiscal year ended September 30, 2002, including the Report of Independent Auditors, are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-224-6312 or by writing to Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

         (a)(1) Agreement and Declaration of Trust of the Registrant, dated January 26, 1996 is incorporated by reference to Exhibit 1 of the Registrant's Registration Statement as filed on February 1, 1996.

         (a)(2) Certificate of Amendment to Agreement and Declaration of Trust dated March 28, 1997, is incorporated by reference to Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 5 as filed on April 10, 1997.

         (a)(3) Certificate of Amendment to the Agreement and Declaration of Trust dated August 17, 2001, is incorporated by reference to Exhibit a(3) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (b) By-Laws are incorporated by reference to Exhibit 2 of the Registrant's Registration Statement as filed on February 1, 1996.

         (c)      Not applicable.

         (d)(1) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit 5(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

         (d)(2) Investment Advisory Agreement between the Registrant and Clover Capital Management, Inc., is incorporated by reference to Exhibit 5(b) of the Registrant's Post-Effective Amendment No. 10 as filed on October 15, 1997.

         (d)(3) Investment Advisory Agreement between the Registrant and Penn Capital Management Company, Inc., is incorporated by reference to Exhibit d(3) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

         (d)(4) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit d(4) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

         (d)(5) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc., and Clover Capital Management, Inc., is incorporated by reference to Exhibit d(5) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

         (d)(6) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Penn Capital Management, Inc., is incorporated by reference to Exhibit d(6) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

         (d)(7) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Chartwell Investment Partners, is incorporated by reference to Exhibit d(7) of the Registrant's Post-Effective Amendment No. 14 as filed on March 31, 1999.

         (d)(8) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit d(8) of the Registrant's Post-Effective Amendment No. 30 as filed on August 26, 2002.

         (d)(9) Investment Advisory Agreement between the Registrant and Turner Investment Management LLC, with respect to the Small Cap Equity and Small Cap Value Opportunities Funds, is incorporated by reference to Exhibit (d)(9) of the Registrant's Post-Effective Amendment No. 23 as filed on March 14, 2002.

         (d)(10) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is filed herewith.

         (e) Distribution Agreement between the Registrant and Turner Investment Distributors, Inc., is incorporated by reference to Exhibit (e) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (f)      Not applicable.

         (g) Custodian Agreement between the Registrant and PFPC Trust Company, is filed herewith.

         (h)(1) Administration Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit h(1) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (h)(2) Sub-Administration Agreement between Turner Investment Partners, Inc., and SEI Investments Mutual Fund Services, is incorporated by reference to Exhibit h(2) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (h)(3) Transfer Agency Agreement between the Registrant and DST Systems, Inc. is incorporated by reference to Exhibit 9(b) of the Registrant's Registration Statement as filed on January 23, 1998.

         (i)      Opinion and Consent of Counsel, is filed herewith.

         (j)      Consent of Independent Auditors, is filed herewith.

         (k)      Not applicable.

         (l)      Not applicable.

         (m)       Rule 12b-1 plan, is incorporated by reference to Exhibit
                  (m) of the Registrant's Post-Effective Amendment No. 19 as filed on July 11, 2001.

         (n) Rule 18f-3 plan, is incorporated by reference to Exhibit (n) of the Registrant's Post-Effective Amendment No. 19 as filed on July 11, 2001.

         (o)      Not applicable.

         (p)(1) Code of Ethics for the Registrant, is incorporated by reference to Exhibit (p)(1) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.

         (p)(2) Code of Ethics for Turner Investment Partners, Inc., is incorporated by reference to Exhibit (p)(2) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.

         (p)(3) Code of Ethics for SEI Investments Distribution Co., is incorporated by reference to Exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.

         (p)(4) Code of Ethics for Clover Capital Management, Inc., is incorporated by reference to Exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 18 as filed on January 30, 2001.

         (p)(5) Code of Ethics for Turner Investment Distributors, Inc., is incorporated by reference to Exhibit p(6) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (p)(6) Code of Ethics for Turner Investment Management LLC is incorporated by reference to Exhibit (p)(7) of the Registrant's Post-Effective Amendment No. 23 as filed on March 14, 2002.

         (q) Powers of Attorney for Robert E. Turner, Alfred C. Salvato, John T. Wholihan, Stephen J. Kneeley, Janet F. Sansone, and Peter Golden, is incorporated by reference to Exhibit (q) of the Registrant's Post-Effective Amendment No. 23 as filed on March 14, 2002.

Item 24.  Persons Controlled by or under Common Control with Registrant:

         See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

Item 25.  Indemnification:

          Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Advisers:

ADVISERS

TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. ("Turner") is the investment adviser for the Turner Large Cap Growth Opportunities, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Large Cap Value, Turner Core Value, Turner Small Cap Value, Turner Technology, Turner Concentrated Growth, Turner New Enterprise, Turner Disciplined Large Cap Growth, Turner Financial Services, Turner Healthcare & Biotechnology, Turner Tax Managed U.S. Equity, Turner Core Fixed Income, Turner Total Return Fixed Income, Turner High Yield, Turner Strategic Value and High Income, Turner Ultra Short Duration Fixed Income, and Turner Short Duration Fixed Income Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.


Name and Position With                                                         Position With Other
Company                                  Other Company                         Company
----------------------                   ---------------                       --------------------
Stephen  J. Kneeley                      Turner Investment Distributors, Inc.  Director
President
                                         Westlakes Institutional Portfolios    President

                                         Alpha Select Funds                    Trustee

                                         ACP Strategic Opportunities Fund      President
                                         II, LLC

                                         ACP Continuum Return Fund II, LLC     President

                                         Turner Investment Management, LLC     Managing Member and Chairman




John H. Grady                            Turner Investment Distributors, Inc.  President & General Counsel
General Counsel - Chief Legal Officer;
Chief Operating Officer, Secretary       Ascendant Capital Partners            Managing Member & Chairman

                                         ACP Strategic Opportunities Fund      Executive Vice President & Chief
                                         II, LLC                               Operating Officer


                                         ACP Continuum Return Fund II, LLC     Executive Vice President & Chief
                                                                               Operating Officer

                                         Turner Investment Management LLC      Managing Member &Chief Operating
                                                                               Officer

                                         Westlakes Institutional Portfolios    Executive Vice President & Chief
                                                                               Operating Officer

                                         Alpha Select Funds                    Executive Vice President







Thomas R. Trala                          Turner Investment Distributors, Inc.  Chief Financial Officer
CFO, Treasurer
                                         Ascendant Capital Partners            Managing Member & Chief Financial
                                                                               Officer

                                         ACP Strategic Opportunities Fund
                                         II, LLC                               Treasurer & Chief Financial Officer

                                         ACP Continuum Return Fund II, LLC     Treasurer & Chief Financial Officer

                                         Turner Investment Management LLC      Managing Member & Chief Financial
                                                                               Officer

                                         Westlakes Institutional Portfolios    Treasurer & Chief Financial Officer



Mark D. Turner                           None                                  None
Vice Chairman, Senior Portfolio
Manager

Robert E. Turner, Jr.                    Westlakes Institutional Portfolios    Trustee
Chairman, Chief Investment Officer -
Growth Equities                          Episcopal Academy
                                         Merion, PA                            Trustee

                                         Bradley University
                                         Peoria, IL                            Trustee

                                         ACP Strategic Opportunities Fund
                                         II, LLC                               Director

                                         ACP Continuum Return Fund II, LLC     Director





Roger A. Early, CIO - Fixed Income       None                                  None

TURNER INVESTMENT MANAGEMENT LLC

Turner Investment Management LLC is the investment adviser for the Turner Small Cap Equity and Turner Small Cap Value Opportunities Funds. The principal address of Turner Investment Management LLC is 100 Peart St., 12th Floor, Hartford, CT 06103. TIM is an investment adviser registered under the Advisors Act.


NAME AND POSITION WITH                                                         POSITION WITH OTHER
COMPANY                                  OTHER COMPANY                         COMPANY
----------------------                   -------------                         -------------------

Stephen  J. Kneeley                      Turner Investment Partners, Inc.      President
Managing Member & Chairman                                                     President
                                         Westlakes Institutional Portfolios

                                         Turner Funds                          President

                                         Alpha Select Funds                    Trustee, President & Chief
                                                                               Executive Officer

                                         ACP Strategic Opportunities Fund      President
                                         II, LLC

                                         ACP Continuum Return Fund II, LLC     President


John H. Grady, Jr.                       Turner Investment Distributors, Inc.  President & General Counsel
Managing Member & Chief Operating
Officer                                  Ascendant Capital Partners            Managing Member and Chairman

                                         ACP Strategic Opportunities Fund
                                         II, LLC                               Executive Vice President &Chief
                                                                               Operating Officer

                                         ACP Continuum Return Fund II, LLC     Executive Vice President & Chief
                                                                               Operating Officer

                                         Turner Investment Partners, Inc.      General Counsel - Chief Legal
                                                                               Officer; Chief Operating Officer
                                                                               Secretary

                                         Westlakes Institutional Portfolios    Executive Vice President & Chief
                                                                               Operating Officer

                                         Turner Funds                          Executive Vice President

                                         Alpha Select Funds                    Executive Vice President


Thomas DiBella                           None                                  None
Managing Member
Kenneth Gainey                           None                                  None
Managing Member





Thomas R. Trala                          Turner Investment Distributors, Inc.  Chief Financial Officer
Managing Member, Chief Financial
Officer, Treasurer                       Ascendant Capital Partners            Managing Member & Chief Financial
                                                                               Officer

                                         ACP Strategic Opportunities Fund
                                         II, LLC                               Treasurer & Chief Financial Officer

                                         ACP Continuum Return Fund II, LLC     Treasurer & Chief Financial Officer

                                         Turner Investment Partners, Inc.      Treasurer & Chief Financial Officer

                                         Westlakes Institutional Portfolios    Treasurer & Chief Financial Officer



                                               None                                  None

CLOVER CAPITAL MANAGEMENT, INC.

Clover Capital Management, Inc. is the investment sub-adviser for the Turner Large Cap Value, Turner Midcap Value, Turner Small Cap Value and Turner Core Fixed Income Funds. The principal address of Clover Capital Management, Inc. is 11 Tobey Village Office Park, Pittsford, NY 14534. Clover is an investment adviser registered under the Advisors Act.



        NAME AND POSITION WITH                                                 CONNECTION WITH OTHER
          COMPANY                        OTHER COMPANY                         COMPANY
        ----------------------           -------------                         ---------------------

James G. Gould                           WealthNet LLC                         President, Director
Director & President

Richard J. Huxley                        None                                  None
Director of Fixed Income

Michael E. Jones                         WealthNet LLC                         Director, Investment Officer
Managing Director & Exec. VP

Geoffrey H. Rosenberger                  None                                  None
Managing Director, Exec VP, Treasurer
& Secretary

Stephen Carl                             None                                  None
Chief Operating Officer and General
Counsel

Item 27.  Principal Underwriters

Turner Investment Distributors, Inc. also acts as principal underwriter of shares of:

Alpha Select Target Select Equity Fund
ACP Strategic Opportunities Fund II, LLC
ACP Continuum Return Fund II,
LLC Westlakes Institutional Portfolios, Inc.

Item 28. Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                  PFPC Trust Company
                  8800  Tinicum Blvd, 3rd Flr
                  Philadelphia, PA 19153

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator and Sub- Administrator:

                  Turner Investment Partners, Inc.
                  1235 Westlakes Drive, Suite 350
                  Berwyn, PA 19312

                  SEI Investments Mutual Funds Services
                  Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's Advisers:

                  Turner Investment Partners, Inc.
                  1235 Westlakes Drive, Suite 350
                  Berwyn, Pennsylvania  19312

                  Turner Investment Management LLC
                  100 Pearl Street, 12th Floor
                  Hartford, CT 06103

                  Clover Capital Management, Inc.
                  11 Tobey Village Office Park
                  Pittsford, New York  14534


Item 29. Management Services: All management services contracts are discussed in parts A & B of this Registration Statement.

Item 30.  Undertakings:  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirement for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 32 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 28th day of January, 2003.


                                     TURNER FUNDS

                                     BY: /s/ STEPHEN J. KNEELEY
                                         -------------------------------------
                                     Stephen J. Kneeley
                                     President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the dates indicated.


                  *                                  Trustee                    January 28, 2003
         ---------------------------
         Robert E. Turner

                  *                                  Trustee                    January 28, 2003
         ---------------------------
         Janet F. Sansone

                  *                                  Trustee                    January 28, 2003
         ---------------------------
         Alfred C. Salvato

                  *                                  Trustee                    January 28, 2003
         ---------------------------
         John T. Wholihan


         /S/ STEPHEN J. KNEELEY                      President and Chief        January 28, 2003
         ---------------------------                 Executive Officer
         Stephen J. Kneeley


                  *                                  Controller and             January 28, 2003
         ---------------------------                 Chief Financial
         Peter Golden                                Officer



*By:     /S/ STEPHEN J. KNEELEY                                                 January 28, 2003
         ------------------------
         Stephen J. Kneeley
         Attorney-in-Fact (pursuant to Power of Attorney)


                                  EXHIBIT INDEX


NAME                                                     EXHIBIT
----------------------------------------------------------------------
Amended Schedule A to the Investment                    EX-99.B(d)(10)
Advisory Agreement between the Registrant and Turner Investment Partners, Inc.

Custodian Agreement between the Registrant              EX-99.B(g)
and PFPC Trust Company.

Opinion and Consent of Counsel                          EX-99.B(i)

Consent of Independent Auditors                         EX-99.B(j)